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             LB SERIES FUND, INC.
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Curved copy within art reads:
CHOICE [BULLET] PROTECTION [BULLET] ACCUMULATION

        December 31, 1998
Annual Report for Variable Products

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Our Message To You

February 1999

[PHOTO OF MR. BJELLAND OMITTED]

Dear Contract Owner:

Enclosed is the LB Series Fund, Inc. Annual Report covering the 12-month period ending December 31, 1998. LB Series Fund, Inc. is the underlying investment vehicle for all variable annuity and variable life insurance contracts issued by Lutheran Brotherhood and Lutheran Brotherhood
Variable Insurance Products Company.

On the following pages we review the major economic issues that influenced the investment markets in 1998, as well as the strategies our portfolio managers used to navigate the volatile markets of the past year. We also provide you with each portfolio's performance history and top 10 holdings. And, on pages 18-20, you'll find summaries of the two LB Series Fund shareholder meetings that were held during 1998.

Year 1998 put many long-term investment strategies to the test. Last summer's sharp downturn in stock prices prompted some investors to sell corporate securities in hopes of avoiding losses by timing the markets. Unfortunately, these tactics often had a reverse effect, with many market participants selling their holdings during market downdrafts, only to re-enter the market when prices had already risen. Those with the discipline to endure the markets' ups and downs, however, were amply rewarded for their patience. By the end of the year, stock prices rebounded impressively from their October lows and liquidity in the corporate bond markets improved steadily, as well.

Strong U.S. economic growth, combined with low levels of inflation and interest rates, should provide fertile ground for future gains in the broad market. At the same time, however, there are also signs of overvaluation in some sectors of the equities markets, particularly in the area of technology growth stocks. This could signal further market corrections on the horizon in order for companies' earnings to "catch up" with their stock valuations.

The normal cyclical nature of the financial markets necessitates occasional market corrections. If the prospect of potential market turbulence puts you ill at ease, contact your LBSC registered representative for a review of your investment strategy. Using Lutheran Brotherhood's AssetMatchSM program, your LBSC registered representative can make sure that your asset allocation strategy is in line with your risk temperament and time horizon.

Programs like AssetMatch are a result of Lutheran Brotherhood's commitment to continually add value to the products and services we provide our members. In the past year we also added the Mid Cap Growth Portfolio to the LB Series Fund, Inc. The Mid Cap Growth Portfolio invests primarily in common stocks of medium-sized companies, which often have greater potential for growth than larger firms. Lutheran Brotherhood members have reacted enthusiastically to this addition, helping the Mid Cap Growth Portfolio grow to over $95 million in net assets as of December 31, 1998.

We are also in the process of redrafting our LB Series Fund, Inc. and variable products prospectuses with clear, concise "plain English" language, increased use of charts and graphs, and other features to better communicate the essential information that investors need to know. You will receive these updated prospectuses in the mail in early May 1999.

As always, we remain committed to providing Lutheran Brotherhood members with high-quality products and customer service, as well as accurate and timely investment information. If you would like information on variable annuity unit values, call 1-800-328-4552, option 3. For customer service support, call our new toll-free number, 1-800-990-6290.

Thank you for investing with us. We're pleased to include you among the growing ranks of investors who put their trust in Lutheran Brotherhood.

Sincerely,

[/s/Rolf F. Bjelland]

Rolf F. Bjelland
President and Chairman
LB Series Fund, Inc.



Economic and Market Overview                 December 31, 1998

Following a late-summer meltdown, the financial markets staged a remarkable recovery in the latter part of the 12-month fiscal period ending December 31, 1998. After delivering strong returns early in 1998, stock prices began a downward slide in July, fueled by international financial turmoil. By mid-October, demand for corporate bonds was lagging and equity valuations had dropped significantly, briefly interrupting the record bull market that began in 1990. Amid fears of a looming U.S. recession, many investors shifted assets from riskier corporate securities into safe U.S. Treasury bonds and cash management accounts.

In an effort to ease investor fears, the U.S. Federal Reserve enacted three separate interest rate cuts in September, October and November. With the extra cash these rate cuts infused into the U.S. economy, the stock markets responded quite positively, posting impressive gains in the last quarter. By year-end, the major equity indexes had surged past their all-time highs, including the large-company Standard & Poor's 500 Index, which gained over 20% for the fourth straight year. High-quality corporate bond prices also rebounded strongly, though demand for high-yield corporate issues remained sluggish by comparison.

Economy

The U.S. economic machine continued its impressive momentum in the face of recessionary conditions in East Asia, currency problems in Russia, and slowing growth elsewhere around the world. As of December, the economic expansion which began in April 1991 became the second-longest in U.S. economic history. In the fourth quarter of 1998, the U.S. gross domestic product grew at an estimated 4.10% from the previous year, according to statistics released by the U.S. Department of Commerce on January 29, 1999. Strong levels of consumer spending and residential construction were largely responsible for these gains.

Despite robust economic conditions, both inflation and interest rates remained at historically low levels. Consumer prices never rose more than 2% from the previous year throughout all of 1998, and yields on the benchmark 30-year U.S. Treasury bond dipped below 5% for the first time ever. However, the United States was not completely isolated from dire economic conditions elsewhere in the world. Weak export markets contributed to falling farm incomes, low commodity prices, and an increasing trade gap.

1998 also provided further evidence of a rapidly concentrating industrial structure. Rising cost pressures and excess global industrial capacity spawned a wave of corporate consolidations around the globe as, one by one, industry titans once considered too large to merge announced deals to join hands. In the U.S. alone, the total value of mergers and acquisitions rose 78% in 1998. While these deals frequently provided rewards to equity shareholders in the form of higher share prices, they also led to wide-scale corporate downsizing and job losses. Fortunately, a low national unemployment rate of just over four percent took some of the sting out of job layoffs.

Sector Performance

Throughout most of the year, equity market gains were disproportionately in the hands of large, growth-company stockholders, as investors continued to place a premium on the name recognition, liquidity, and reliable earnings histories of larger companies. The strong performance of health care and retailing stocks, coupled with frenetic bidding for Internet and technology stocks, helped push the large-company S&P 500 to a 28.59% total return in 1998, outpacing by over 10% the Dow Jones Industrial Average, which returned 18.12% for the 12-month period.

Total return for the Russell 2000 Index of small-capitalization stocks was -2.55% for the year, though the performance of small-cap issues improved markedly following the Federal Reserve Board's lowering of short-term interest rates. Meanwhile, a strong fourth quarter rally in the performance of mid-cap stocks helped boost the S&P 400 Midcap Index to an 18.25% total return for the year. Strong gains in Europe accounted for much of the 20.33% gain in the Morgan Stanley EAFE Index, while growth in most areas of East Asia and Latin America remained stagnant.

The investment-grade sector of the bond market performed well in 1998, spurred on by strong investor demand for U.S. Treasury bonds and high-quality corporate issues. However, economic uncertainties abroad resulted in weakening demand for high-yield corporate issues, pulling down market prices, but resulting in higher current yields for new investors. For the 12-month period, the Lehman Brothers Aggregate Bond Index returned 8.69%, while the Lehman Brothers High Yield Index lagged at 1.87%.

Challenges in the Year Ahead

In the coming year, attention to Year 2000 ("Y2K") computer fixes will reach a fever pitch as corporations and units of government prepare for the new millenium. This issue centers around the ability of computers and other date-sensitive components to accurately distinguish dates in their program codes for the year 2000 and beyond. While no organization can promise to be totally Y2K compliant, Lutheran Brotherhood has allocated significant resources to update and test our critical computer systems. Additionally, we have incorporated the Y2K issue into investment research, reviewing the Y2K compliance efforts of securities issuers and weighing the risks of non-compliance with the other risks of investing. Though no investment manager can insure against securities price declines relating to Y2K, we are committed to taking steps to minimize its impact on Lutheran Brotherhood's investment portfolios.

Currency issues could also have an effect on European markets over the coming year. The nations of the European Economic and Monetary Union
(EMU) are adapting to the introduction of a common European currency, the Euro, introduced in January 1999. Circulation of existing currencies in these countries will gradually be reduced until the Euro becomes the sole currency among EMU member nations on January 1, 2002. Though advancement of the EMU is generally considered a positive influence for European investments, conversion to the Euro presents both challenges and opportunities for European companies, and the ultimate effect of this transition on global financial markets remains unclear.

Outlook

There are a few concerns surrounding the U.S. equities markets, including extremely high valuations in the technology sector and disproportionate sector returns. In 1998, approximately 40 percent of the stocks included in the S&P 500 finished the year with negative returns, while five stocks alone accounted for one-fourth of the Index's total return. Consequently, the direction of the equities markets in the coming year could depend, in part, on whether or not technology and large, growth companies can produce earnings commensurate with their soaring stock valuations.

Many parts of the world are expected to experience slow economic growth in the coming year, particularly Russia and the economies of Southeast Asia. Additionally, there are fears that Brazil's recently devalued currency could drag Latin America into recession. Fortunately, the U.S. remains economically vibrant, consumer confidence is high and, with the Federal Reserve's easing of monetary policy, prospects for future economic growth are good.

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Opportunity Growth Portfolio Review

[GRAPHIC OMITTED: PHOTO OF Richard T. Whitney]

Richard T. Whitney is portfolio manager of the Opportunity Growth Portfolio and a managing director of T. Rowe Price Associates, the investment subadvisor for the Portfolio. Rich has been with T. Rowe Price since 1985 and heads the firm's investment advisory committee. Rich is a Chartered Financial Analyst.

Stocks of small companies significantly underperformed shares of larger firms in the 12 months ended December 31, 1998, as investors sought issues with stronger liquidity and reliable earnings. Among the hardest hit were stocks with the smallest market capitalizations (which are calculated by multiplying the number of stock shares outstanding by the price for those shares). By moving into stocks at the larger end of the small-company spectrum, and by emphasizing the better-performing small-cap growth sector over small-cap value shares, we helped the Opportunity Growth Portfolio maintain a competitive position in this difficult market environment.

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Top 10 Holdings            % of Portfolio

Citrix Systems, Inc.            0.8%

Concord EFS, Inc.               0.8%

Symbol Technologies, Inc.       0.8%

NOVA Corp.                      0.8%

Sanmina Corp.                   0.7%

E*TRADE Group, Inc.             0.7%

Insight Enterprise, Inc.        0.7%

Orbital Sciences Corp.          0.7%

HBO & Co.                       0.7%

NCO Group, Inc.                 0.6%

Footnote reads:
These holdings represent 7.3% of the Portfolio's total investments.

During the reporting period, the Portfolio had a total return (based on NAV) of -2.99%. Over the same time, the Portfolio's market benchmark, the Russell 2000 Index, had a return of -2.55%.

[GRAPHIC PIE CHART OMITTED: Portfolio Composition (% of Portfolio)]

Portfolio Composition
(% of Portfolio)

Common Stocks                  97.1%
Short-Term Securities           2.9%

Adding Stability in a Volatile Market

When the year began, the Opportunity Growth Portfolio was overweighted in stocks with market capitalizations under $250 million as compared to the Russell 2000 Index. As investors continued to move away from these issues, we added investments in small-cap stocks with greater capitalizations and sold stocks with capitalizations of $200 million or less. This strategy helped to stabilize the Portfolio's returns as the small-company market fell nearly 40% between April and October of 1998.

To give the Portfolio added stability, we increased positions in consumer growth stocks, which benefited from the highest level of consumer confidence in several decades. We also boosted positions in stocks of media and telecommunications firms, which we expect to enjoy strong growth over time, as well as positions in stocks of financial firms. These changes were especially beneficial to the Portfolio's performance when small-cap stocks rebounded in the fourth quarter of 1998.

With investors uncertain where the economy was headed, we reduced the Portfolio's exposure to economically sensitive sectors, including shares of capital goods, energy, and basic materials firms. By the end of December these and other changes increased the median five-year projected earnings growth rate for stocks in the Portfolio to 23.6%. That compares to a median rate of 17.5% for stocks in the Russell 2000 Index.

[GRAPHIC OMITTED: Top 10 Sectors]

Top 10 Sectors

Computer Software              17.4%

Business Services               9.3%

Retail                          8.6%

Bank & Finance                  6.8%

Media & Communications          5.7%

Hospital Supplies & Management  5.6%

Electronic Components           5.1%

Pharmaceuticals                 2.9%

Telecommunications Equipment    2.8%

Distribution Services           2.6%

Footnote reads:
These sectors represent 66.8% of the Portfolio's total investments.

LB Series Fund, Inc.

Opportunity Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of small companies.

Portfolio Facts
Inception Date:      1/18/96
Total Net Assets
(in millions):      $372.2

Attractive Opportunities

Despite a 16.31% gain in the Russell 2000 Index in 1998's final quarter -- one of the Index's best quarterly returns since it was created in 1986 -- relative valuations for small-cap stocks remain near 40-year lows. Meanwhile, the earnings of small-cap firms have been mostly sheltered from the foreign economic problems that have hurt the earnings of large, multinational firms. Historically, valuations like these have signaled attractive opportunities for investing in small-cap growth companies.

Nonetheless, small-cap stocks sometimes remain cheap for extended periods, especially when investors expect economic growth to weaken. Thus, the small-cap sector could continue to underperform until investors are confident that growth will strengthen. Once economic expectations improve, and stocks enjoy a broader, sustained rally, small-cap shares could emerge as the new market leaders.

[GRAPHIC WORM CHART OMITTED: Growth of $10,000 Invested Since 1/31/96]

Performance Through December 31, 1998

Growth of $10,000 Invested Since 1/31/96

             Opportunity        Russell        Consumer
             Growth             2000           Price
Date         Portfolio          Index          Index
----         -----------        -------        --------
1996         10,000             10,000         10,000
1996         10,416             10,312         10,030
1996         10,722             10,525         10,080
1996         11,944             11,089         10,120
1996         12,716             11,525         10,140
1996         11,871             11,052         10,150
1996         10,855             10,087         10,170
1996         11,499             10,673         10,190
1996         12,342             11,090         10,220
1996         11,364             10,920         10,250
1996         10,954             11,369         10,270
1996         11,302             11,667         10,270
1997         11,528             11,901         10,300
1997         10,533             11,613         10,340
1997          9,415             11,065         10,360
1997          9,009             11,095         10,380
1997         10,338             12,329         10,370
1997         10,887             12,858         10,380
1997         11,454             13,456         10,400
1997         11,721             13,764         10,410
1997         13,018             14,772         10,440
1997         12,246             14,123         10,470
1997         11,776             14,032         10,460
1997         11,407             14,277         10,450
1998         11,063             14,052         10,470
1998         11,739             15,090         10,490
1998         12,175             15,712         10,510
1998         12,216             15,798         10,520
1998         11,219             14,947         10,540
1998         11,305             14,978         10,560
1998         10,451             13,765         10,570
1998          8,200             11,094         10,580
1998          8,812             11,963         10,600
1998          9,345             12,451         10,620
1998          9,990             13,104         10,620
1998        $11,066            $13,915        $10,610

*See accompanying notes to Portfolio Management Reviews.

[INSET BOX ON CHART READS:]

Opportunity Growth
Portfolio

Annualized Total Returns*
-------------------------
Since Inception
1/18/96             5.36%
1 Year             -2.99%



Mid Cap Growth Portfolio Review

[GRAPHIC OMITTED: PHOTO OF Brian L. Thorkelson]

Brian L. Thorkelson is portfolio manager for the Mid Cap Growth
Portfolio. He joined Lutheran Brotherhood in 1987, working for five years as a bond trader and another five years as an equity analyst for several Lutheran Brotherhood portfolios.

In a climate where economic uncertainty caused investors to favor stocks with strong liquidity and reliable earnings, stocks of mid-sized companies outperformed stocks with smaller market capitalizations but significantly underperformed large-capitalization issues during 1998. (Market capitalization is calculated by multiplying the number of stock shares outstanding by the price of those shares.) During the reporting period, the Mid Cap Growth Portfolio benefited from emphasizing stocks of quality mid-cap companies, whose prices were reasonable in light of their strong potential for long-term growth.

Although the Portfolio earned a solid return for the period, it underperformed its market benchmark, the Standard & Poor's 400 MidCap Index. This is, in part, attributable to the portion of the Portfolio's assets that were held in cash reserves early in the period as we waited to make attractive investments that were appropriate to the young Portfolio's size. Of course, the Index, as a pure measure of market values, reflects no such holdings in cash reserves. In addition, one-third of the S&P 400's 1998 return came from just one of its 400 stocks. That stock represented more than 7% of the value of the Index -- a level that diversified mutual funds (which must not exceed 5% of holdings in any single issuer) are prohibited from matching.

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Top 10 Holdings                     % of Portfolio

America Online, Inc.                      1.5%

Staples, Inc.                             0.9%

Office Depot, Inc.                        0.8%

Clear Channel Communications, Inc.        0.8%

Watson Pharmaceuticals, Inc.              0.7%

TJX Companies, Inc.                       0.7%

Fiserv, Inc.                              0.7%

Outdoor Systems, Inc.                     0.6%

Compuware Corp.                           0.6%

Ascend Communications, Inc.               0.6%

Footnote reads:
These holdings represent 7.9% of the Portfolio's total investments.

[GRAPHIC PIE CHART OMITTED: Portfolio Composition (% of Portfolio)]

Portfolio Composition
(% of Portfolio)

Common Stocks                  95.6%
Short-Term Securities           4.4%

Between the Portfolio's inception on January 30, 1998, and the end of the reporting period on December 31, 1998, the Portfolio had a total return (based on NAV) of 11.62%. Over the same 11-month period, the S&P 400 MidCap Index had a return of 21.42%.

Technology Stocks Strong Performers

With investors concerned about economies here and abroad, we tilted the Portfolio's investments toward companies that focus on domestic sales, giving extra attention to stocks of technology, consumer growth, and financial firms. Technology stocks, particularly those of computer software and semiconductor firms, significantly improved the Portfolio's returns, along with shares of retail firms. These performances helped offset disappointing returns from basic materials and energy shares.

During the summer of 1998, when economic problems overseas threatened financial firms around the world, we trimmed the Portfolio's holdings in the financial sector. As stock prices corrected late in the summer, we found many attractive opportunities to put the Portfolio's cash to work. These investments included financial, technology and consumer growth shares, which continued to perform well when stocks rebounded. At the end of December, the Portfolio was overweighted in technology, biotechnology, healthcare and energy stocks versus its market benchmark and underweighted in shares of basic materials firms.

LB Series Fund, Inc.

Mid Cap Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of medium-sized companies.

Portfolio Facts
Inception Date:      1/30/98
Total Net Assets
(in millions):         $95.7

Continued Focus on Growth

Even though the mid-cap sector has rallied strongly in recent months, it remains attractively priced in comparison to large-cap shares. In addition, mid-cap companies are generally experiencing better earnings growth rates than large-cap firms. Mid-cap shares may continue to lag the broader market while investors remain uncertain about near-term economic growth. However, like small-cap stocks, the mid-cap sector could outperform once investor confidence finds a solid footing.

In this environment, we plan to maintain our focus on companies with strong growth prospects. This should mean a continued overweighting in shares of technology and consumer growth firms, with special attention to biotechnology and health care issues.

[GRAPHIC OMITTED: Top 10 Sectors]

Top 10 Sectors

Computer Software                        10.7%

Retail                                   10.0%

Bank & Finance                            8.8%

Computers & Office Equipment              7.9%

Drugs & Health Care                       7.6%

Services                                  7.1%

Electronics                               6.9%

Healthcare Management                     3.9%

Telephone & Telecommunications            3.7%

Broadcasting                              3.4%

Footnote reads:
These sectors represent 70.0% of the Portfolio's total investments.

Mid Cap Growth
Portfolio

Total Return*
Period Ending 12/31/98
----------------------
Since Inception
1/30/98         11.62%

*See accompanying notes to Portfolio Management Reviews.

The Mid Cap Growth Portfolio was introduced on January 30, 1998.
Given its brief performance history, the growth of a $10,000 investment in the Portfolio is not illustrated in this report.



World Growth Portfolio Review

[GRAPHIC OMITTED: PHOTO OF Martin G. Wade]

Martin G. Wade is chief executive officer and vice chairman of Rowe Price-Fleming International, the investment subadvisor for the World Growth Portfolio. He heads the Portfolio's investment management team and has done so since the Portfolio's inception in January 1996. Martin has been working in research and investment management since 1968 and has been with Rowe Price-Fleming since 1979.

The Asian financial crisis that started in the summer of 1997 deepened during 1998, as Japan entered an economic recession. Economies in the emerging markets of Russia and Latin America also weakened over this time. While European economies continued to grow, stocks in the region were restrained for most of the year by concerns about a worldwide recession. Although foreign stocks retraced most of their gains during a third quarter correction, a strong fourth quarter rebound led by shares in Asian companies helped the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index earn a total return of 20.33% for the 12 months ended December 31, 1998.

[GRAPHIC OMITTED: Top 10 Countries]

Top 10 Countries

United Kingdom            18.8%

Japan                     16.8%

Netherlands               11.0%

France                    10.7%

Switzerland                7.4%

Germany                    7.2%

Italy                      5.9%

Sweden                     3.5%

Spain                      3.1%

Australia                  2.0%

Footnote reads:
These countries represent 86.4% of the Portfolio's total investments.

During the reporting period, we invested a smaller portion of the World Growth Portfolio in Asian companies than that represented in the EAFE Index, while simultaneously overweighting the Portfolio in European investments compared to the Index. However, an underweighting in the strongly performing markets of Finland and Germany, and an overweighting in the lagging markets of Latin America, caused the Portfolio to underperform its benchmark with a total return (based on NAV) of 16.75%.

[GRAPHIC PIE CHART OMITTED: Portfolio Composition (% of Portfolio)]

Portfolio Composition
(% of Portfolio)

Common Stocks & Warrants       95.9%
Short-Term Securities           3.4%
Preferred Stocks                0.7%

A Further Shift from Asia to Europe

When 1998 began, Asian stocks accounted for about 22% of Portfolio assets, versus 33% of the EAFE Index. As economic conditions in the region deteriorated, we continued to trim that part of the Portfolio. These cuts, plus a decline in market value, reduced Asian stocks to 19% of the Portfolio at the end of the year, versus 27% of the Index.

For the most part, we used the proceeds from sales of Asian stocks to increase investments in Europe. During the first half of the year, we added stocks of French, Italian, and German banks, as well as shares of Royal Philips Electronics, a major Dutch electronics firm. In the third quarter, we trimmed investments in several Japanese blue-chip companies. This let us take advantage of weaker prices in European stocks to further increase Portfolio positions in that region. As stocks rebounded in the fourth quarter, we traded certain European holdings for shares of other European firms that we felt had better promise. We also bought stocks of two telecommunications firms in Asia.

[GRAPHIC OMITTED: Top 10 Holdings]

                                                   % of
Top 10 Holdings                Country          Portfolio

National Westminster Bank      U.K.                2.9%

SmithKline Beecham plc         U.K.                2.5%

Wolters Kluwer                 Netherlands         2.2%

Nestle                         Switzerland         2.0%

Glaxo Wellcome                 U.K.                1.8%

Kingfisher                     U.K.                1.7%

Eaux Cie Generale              France              1.7%

Shell Transport & Trading      U.K.                1.7%

ING Groep NV                   Netherlands         1.6%

Novartis AG                    Switzerland         1.5%

Footnote reads:
These holdings represent 19.6% of the Portfolio's total investments.

LB Series Fund, Inc.

World Growth Portfolio seeks long-term capital growth by investing primarily in common stocks issued by established companies outside of the United States.**

Portfolio Facts
Inception Date:      1/18/96
Total Net Assets
(in millions):        $369.7

Focusing on Europe

With 70% of its investments in Europe, and 19% in Asia, we believe the Portfolio is properly positioned for the months ahead. While Europe faces the near-term uncertainties of the European Monetary Union and deregulation of industry and trade, the region should benefit over time from the corporate mergers and restructuring that are now taking place. We continue to find stocks in that region that are reasonably priced versus their companies' long-term potential for growth.

While we are encouraged by recent actions taken by the Japanese government to stimulate its economy, we believe few companies are taking the tough actions needed to reverse the recession there. Though other Asian economies may be near bottom, we think stock prices in those markets remain high relative to their prospects for growth in corporate earnings. In Latin America, we remain convinced that there are many attractive investment opportunities that can perform strongly once economies in that region stabilize.

[GRAPHIC WORM CHART OMITTED: Growth of $10,000 Invested Since 1/31/96]

Performance Through December 31, 1998

Growth of $10,000 Invested Since 1/31/96

             World Growth          MSCI EAFE          Consumer
Date         Portfolio             Index              Price Index
----         ------------          ---------          -----------
1996         10,000                10,000             10,000
1996          9,974                10,036             10,030
1996         10,098                10,252             10,080
1996         10,355                10,552             10,120
1996         10,336                10,360             10,140
1996         10,468                10,421             10,150
1996         10,137                10,119             10,170
1996         10,290                10,143             10,190
1996         10,534                10,415             10,220
1996         10,481                10,311             10,250
1996         10,965                10,723             10,270
1996         11,025                10,588             10,270
1997         10,871                10,220             10,300
1997         10,983                10,389             10,340
1997         10,967                10,430             10,360
1997         11,035                10,487             10,380
1997         11,738                11,172             10,370
1997         12,239                11,791             10,380
1997         12,568                11,985             10,400
1997         11,433                11,092             10,410
1997         12,195                11,715             10,440
1997         11,306                10,816             10,470
1997         11,276                10,708             10,460
1997         11,335                10,805             10,450
1998         11,737                11,302             10,470
1998         12,423                12,030             10,490
1998         12,851                12,402             10,510
1998         12,952                12,503             10,520
1998         12,928                12,445             10,540
1998         12,924                12,542             10,560
1998         13,082                12,673             10,570
1998         11,483                11,105             10,580
1998         11,226                10,768             10,600
1998         12,223                11,893             10,620
1998         12,781                12,505             10,620
1998        $13,233               $13,002            $10,610

*See accompanying notes to Portfolio Management Reviews.

[INSET BOX ON CHART READS:]

World
Growth Portfolio

Annualized Total Returns*
-------------------------
Since inception
1/18/96      9.99%
1 Year      16.75%



Growth Portfolio Review

[GRAPHIC OMITTED: PHOTO OF Scott A. Vergin]

Scott A. Vergin is a Chartered Financial Analyst and portfolio manager for the Growth Portfolio. He began managing the Portfolio in November 1994, and has managed securities at Lutheran Brotherhood since 1983.

Investors' preference for stocks of large, high-quality companies in 1998 benefited the Growth Portfolio, which focuses on such issues. During the year, the Portfolio also gained from emphasizing such strongly performing sectors as technology, finance, and consumer growth and from de-emphasizing companies that trade heavily with the troubled economies of Asia. These factors, plus strong gains from many individual investments, helped the Portfolio earn strong returns that were comparable to those of its market benchmark.

For the 12 months ended December 31, 1998, the Portfolio earned a total return (based on NAV) of 28.38%. Over the same period, the Standard & Poor's 500 Index returned 28.59%.

[GRAPHIC OMITTED: Top 10 Holdings]

Top 10 Holdings                      % of Portfolio

Microsoft Corp.                           2.2%

Cisco Systems, Inc.                       2.2%

Intel Corp.                               2.1%

MCI Worldcom, Inc.                        1.7%

General Electric Co.                      1.7%

Pfizer, Inc.                              1.5%

International Business Machines Corp.     1.3%

AT&T Corp.                                1.3%

Wal-Mart Stores, Inc.                     1.2%

Citigroup, Inc.                           1.2%

Footnote reads:
These holdings represent 16.4% of the Portfolio's total investments.

[GRAPHIC PIE CHART OMITTED: Portfolio Composition (% of Portfolio)]

Portfolio Composition
(% of Portfolio)

Common Stocks & Warrants       94.5%
Short-Term Securities           5.5%

Adding Investments in Growth Sectors

During the year we increased the Portfolio's allocation in technology stocks, with the addition of companies like America Online, Inc. and Ascend Communications, Inc. and an increase in shares of Compaq Computer Corp. We made some of these purchases at attractive prices when the stock market corrected in the third quarter. Such opportunities, plus an overweighting in technology shares versus the Portfolio's benchmark index, proved especially beneficial when technology stocks led the market rebound in the fourth quarter.

We also used periods of price weakness to add positions in retail companies like Lowe's Companies Inc., Home Depot, Inc., and Circuit City Stores, Inc. The Portfolio's weighting in telecommunication issues rose in 1998 as well, with the introduction of service firms like ALLTEL Corp. and Sprint Corp (PCS Group) and additions to its position in AT&T Corp.

As investor uncertainty grew early in the year, we trimmed the Portfolio's allocation in stocks that are particularly sensitive to economic changes -- especially shares of capital goods, basic materials and energy firms. This proved a prudent strategy, as basic materials and energy shares lagged significantly during the year.

[GRAPHIC OMITTED: Top 10 Sectors]

Top 10 Sectors

Bank & Finance                       14.9%

Drugs & Health Care                  12.6%

Computers & Office Equipment          8.9%

Retail                                8.0%

Telephone & Telecommunications        6.6%

Computer Software                     5.9%

Electronics                           4.4%

Oil & Oil Service                     3.8%

Telecommunications Equipment          3.3%

Food & Beverage                       3.1%

Footnote reads:
These sectors represent 71.5% of the Portfolio's total investments.

LB Series Fund, Inc.

Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of established companies.

Portfolio Facts
Inception Date:       1/9/87
Total Net Assets
(in millions):      $3,320.0

Growth Shares Should Continue to Lead

We expect that continued uncertainty about the economy should further benefit the stocks of larger firms. We also believe that investors will maintain their preference for companies with strong growth prospects. This could help most of 1998's top-performing industry sectors outperform once again in 1999. With its strong emphasis on technology and consumer growth shares, the Portfolio is well positioned to make the most of these trends.

As before, we will look for top-quality companies in industry sectors that have the best potential for earnings improvements. For now, we also plan to limit our exposure to economies abroad. Should it appear that the U.S. economy is poised for a sustained period of growth, we may look for opportunities in economically sensitive sectors, such as basic materials or capital goods.

[GRAPHIC WORM CHART OMITTED: Growth of $10,000 Invested Since 12/31/88]

Performance Through December 31, 1998

Growth of $10,000 Invested Since 12/31/88

              Growth              S & P 500           Consumer
Date          Portfolio           Index               Price Index
----          ---------           ---------           -----------
1988          10,000              10,000              10,000
1989          10,636              10,742              10,050
1989          10,435              10,458              10,090
1989          10,701              10,707              10,150
1989          11,234              11,277              10,220
1989          11,671              11,710              10,270
1989          11,471              11,653              10,300
1989          12,445              12,716              10,320
1989          12,938              12,952              10,340
1989          13,007              12,900              10,370
1989          12,350              12,611              10,420
1989          12,619              12,856              10,450
1989          12,657              13,165              10,460
1990          11,673              12,294              10,570
1990          11,943              12,430              10,620
1990          12,336              12,767              10,680
1990          12,154              12,461              10,700
1990          13,448              13,650              10,720
1990          13,547              13,569              10,780
1990          13,273              13,535              10,820
1990          12,176              12,299              10,920
1990          11,405              11,703              11,010
1990          11,382              11,666              11,080
1990          12,084              12,405              11,100
1990          12,408              12,751              11,100
1991          13,207              13,320              11,170
1991          14,179              14,249              11,190
1991          14,553              14,600              11,200
1991          14,553              14,648              11,220
1991          15,332              15,258              11,250
1991          14,555              14,567              11,290
1991          15,350              15,263              11,300
1991          15,900              15,607              11,340
1991          15,761              15,347              11,390
1991          16,114              15,573              11,400
1991          15,573              14,926              11,440
1991          17,538              16,634              11,440
1992          17,503              16,343              11,460
1992          17,670              16,534              11,500
1992          17,234              16,213              11,560
1992          17,300              16,709              11,580
1992          17,444              16,766              11,590
1992          17,055              16,520              11,630
1992          17,623              17,216              11,660
1992          17,253              16,846              11,690
1992          17,491              17,042              11,730
1992          17,942              17,122              11,770
1992          18,844              17,680              11,780
1992          18,965              17,901              11,780
1993          19,292              18,067              11,830
1993          19,241              18,293              11,880
1993          19,776              18,680              11,920
1993          19,414              18,250              11,950
1993          19,915              18,708              11,970
1993          19,933              18,770              11,980
1993          19,877              18,714              11,980
1993          20,608              19,406              12,020
1993          20,797              19,256              12,040
1993          20,981              19,674              12,090
1993          20,417              19,466              12,100
1993          20,880              19,709              12,100
1994          21,536              20,393              12,130
1994          20,954              19,820              12,170
1994          19,937              18,960              12,220
1994          19,911              19,219              12,230
1994          19,936              19,502              12,240
1994          19,256              19,024              12,280
1994          19,715              19,669              12,320
1994          20,612              20,462              12,370
1994          20,278              19,958              12,400
1994          20,564              20,423              12,410
1994          19,756              19,666              12,420
1994          19,907              19,955              12,420
1995          20,345              20,488              12,470
1995          21,146              21,270              12,520
1995          21,748              21,906              12,560
1995          22,379              22,561              12,610
1995          23,070              23,430              12,630
1995          24,079              23,976              12,660
1995          25,370              24,788              12,660
1995          25,448              24,838              12,690
1995          26,243              25,884              12,710
1995          26,316              25,809              12,760
1995          27,280              26,921              12,750
1995          27,326              27,441              12,740
1996          27,988              28,393              12,810
1996          28,572              28,637              12,850
1996          28,672              28,918              12,920
1996          29,697              29,357              12,970
1996          30,351              30,082              13,000
1996          29,955              30,200              13,000
1996          28,666              28,877              13,030
1996          29,792              29,477              13,050
1996          31,604              31,131              13,100
1996          32,144              32,009              13,140
1996          34,188              34,416              13,160
1996          33,450              33,735              13,160
1997          35,662              35,863              13,200
1997          35,212              36,125              13,240
1997          33,555              34,637              13,280
1997          35,115              36,718              13,290
1997          37,604              38,925              13,290
1997          39,204              40,673              13,300
1997          42,675              43,910              13,320
1997          40,978              41,443              13,340
1997          43,247              43,726              13,380
1997          41,808              42,283              13,410
1997          42,939              44,224              13,400
1997          43,545              44,985              13,390
1998          43,849              45,502              13,410
1998          46,942              48,765              13,440
1998          49,310              51,266              13,460
1998          50,158              51,789              13,490
1998          48,944              50,867              13,510
1998          50,819              52,937              13,530
1998          50,264              52,387              13,540
1998          41,769              44,807              13,560
1998          44,932              47,665              13,580
1998          48,442              51,569              13,610
1998          51,596              54,684              13,610
1998         $55,901             $57,839             $13,600

*See accompanying notes to Portfolio Management Reviews.

[INSET BOX ON CHART READS:]

Growth Portfolio
Annualized Total Returns*
-------------------------
10 Years           18.77%
5 Years            21.76%
1 Year             28.38%



High Yield Portfolio Review

[GRAPHIC OMITTED: PHOTO OF Thomas N. Haag]

Thomas N. Haag is a Chartered Financial Analyst and portfolio manager for the High Yield Portfolio. He is an assistant vice president of Lutheran Brotherhood and has managed the Portfolio since January 1992. Tom has been with Lutheran Brotherhood since 1986.

Prices for corporate bonds, like those for stocks, were more volatile in 1998 due to greater uncertainty over company earnings and world economic stability. After performing strongly in the first quarter of the year, when earnings outlooks were most positive, corporate bond prices weakened as fears of slower growth prompted a "flight to quality." The corporate bond sector also suffered as falling interest rates increased supplies of new issues. Prices for high-yield corporates were particularly vulnerable to these changes. Most high-yield issues continued to produce strong income streams throughout the year, however, which helped shore-up their declining returns.

During the year we used three primary strategies to give the High Yield Portfolio greater price stability. First, we gave greater attention to issues with higher credit quality. Second, we emphasized debt from "defensive" industries (such as utilities and broadcasting) that are generally less sensitive to changing economic conditions. Finally, we increased holdings in investments with shorter maturities, which tend to be less volatile than longer maturities during changing interest rate environments. However, with large investments in bonds of telecommunications firms, whose prices were volatile, the Portfolio lagged its market benchmark index slightly for the reporting period.

[GRAPHIC OMITTED: Top 10 Holdings by Issuers]

Top 10 Holdings by Issuers            % of Portfolio

Orion Network Systems, Inc.               1.3%

Intermedia Capital Partners               1.2%

MCI Worldcom, Inc.                        1.2%

CSC Holdings, Inc.                        1.0%

Nextel Communications, Inc.               1.0%

ICG Holdings, Inc.                        0.9%

Jitney-Jungle Stores of America           0.9%

Primedia, Inc.                            0.9%

Grupo Televisa S.A.                       0.8%

Intermedia Communications, Inc.           0.8%

Footnote reads:
These holdings represent 10.0% of the Portfolio's total investments.

[GRAPHIC PIE CHART OMITTED: Portfolio Composition (% of Portfolio)]

Portfolio Composition
(% of Portfolio)

Corporate Bonds                     85.2%
Short-Term Securities                2.0%
Non-Convertible Preferred Stocks     7.7%
Common Stocks & Stock Warrants       3.1%
Convertible Preferred Stocks         2.0%

During the 12 months ending December 31, 1998, the High Yield Portfolio had a total return (based on NAV) of -1.50%. That compares with a return of 1.87% for the Lehman Brothers High Yield Index.

Stabilizing Returns

We continued to invest heavily in telecommunications firms during the year, because we believe the sector will benefit over time from trends such as industry deregulation. As in prior periods, we sold selected issues from this sector when their prices were strong and bought issues when prices weakened. This strategy proved particularly helpful in the second half of the year, when issues we'd bought during a market slump in the third quarter rebounded strongly in the fourth quarter. At the end of the year, the Portfolio had a somewhat larger weighting in the sector than it did when the year began.

[GRAPHIC OMITTED: Top 10 Sectors]

Top 10 Sectors

Telecommunications             23.4%

Broadcasting                   12.5%

Bank & Finance                  6.3%

Leisure & Entertainment         3.4%

Oil & Gas                       3.2%

Electric Utilities              2.8%

Food & Beverage                 2.7%

Hospital Management             2.7%

Retail -- Food                  2.1%

Machinery & Equipment           2.0%

Footnote reads:
These sectors represent 61.1% of the Portfolio's total investments.

High Yield Portfolio seeks high current income and, secondarily, growth of capital by investing primarily in high-yielding ("junk") corporate bonds.***

Portfolio Facts
Inception Date:      11/2/87
Total Net Assets
(in millions):      $1,427.3

[GRAPHIC HORIZONTAL BAR CHART OMITTED: MOODY'S BOND QUALITY
RATING DISTRIBUTION]

Moody's Bond Quality Rating Distribution

A             0.4%
Baa           1.2%
Ba           25.9%
B            49.5%
Caa          13.8%
Ca            1.2%
D             0.0%
Not Rated     8.0%

We offset the added fluctuations from telecommunications issues by increasing the Portfolio's weighting in bonds with a Moody's quality rating of "Ba" or better from 15% to 28% of assets. We also reduced the Portfolio's average maturity of investments from 8.23 years to 7.85 years. We further increased stability by avoiding sectors that tend to be more sensitive to economic uncertainty. During the year we trimmed holdings in energy and financial firms.

Looking Ahead

Recent economic indicators show that growth remains strong. While growth could slow later in 1999, we expect prices for corporate bonds to be less volatile than they were in 1998. As a result, we have stopped adding shorter-term issues to the Portfolio and have begun to focus new investments on bonds with credit ratings in the middle of the high-yield spectrum. Because the economic outlook remains uncertain at home and abroad, we expect to remain relatively defensive and limit the Portfolio's exposure to "cyclical" sectors, such as financial, chemical and paper companies.

If lower-quality issues rally significantly, we might lock in price gains in that sector and shift back into higher-quality debt. Conversely, if lower-quality issues weaken, we may take advantage of attractive opportunities as they arise, further increasing investments in that sector. Regardless, we anticipate keeping the Portfolio overweighted in bonds rated "Ba" by Moody's -- the highest of the junk bond rating categories.

[GRAPHIC WORM CHART OMITTED: Growth of $10,000 Invested Since 12/31/88]

Performance Through December 31, 1998

Growth of $10,000 Invested Since 12/31/88

                                  Lehman
              High Yield          High Yield          Consumer
Date          Portfolio           Index               Price Index
----          ----------          ----------          -----------
1988          10,000              10,000              10,000
1989          10,234              10,176              10,050
1989          10,303              10,198              10,090
1989          10,234              10,119              10,150
1989          10,182              10,161              10,220
1989          10,456              10,358              10,270
1989          10,736              10,487              10,300
1989          10,715              10,473              10,320
1989          10,811              10,509              10,340
1989          10,618              10,332              10,370
1989          10,333              10,087              10,420
1989          10,363              10,067              10,450
1989          10,313              10,083              10,460
1990          10,115               9,867              10,570
1990           9,931               9,663              10,620
1990          10,013               9,917              10,680
1990          10,022               9,900              10,700
1990          10,337              10,091              10,720
1990          10,488              10,335              10,780
1990          10,669              10,613              10,820
1990          10,331              10,009              10,920
1990           9,924               9,278              11,010
1990           9,618               8,791              11,080
1990           9,782               9,066              11,100
1990           9,930               9,116              11,100
1991          10,032               9,367              11,170
1991          10,694              10,392              11,190
1991          11,161              11,004              11,200
1991          11,540              11,455              11,220
1991          11,668              11,476              11,250
1991          11,982              11,815              11,290
1991          12,300              12,193              11,300
1991          12,498              12,474              11,340
1991          12,705              12,647              11,390
1991          13,158              13,070              11,400
1991          13,358              13,138              11,440
1991          13,437              13,327              11,440
1992          13,990              13,796              11,460
1992          14,381              14,137              11,500
1992          14,632              14,312              11,560
1992          14,764              14,366              11,580
1992          15,015              14,569              11,590
1992          15,103              14,706              11,630
1992          15,411              14,928              11,660
1992          15,636              15,123              11,690
1992          15,819              15,278              11,730
1992          15,508              15,062              11,770
1992          15,795              15,252              11,780
1992          16,136              15,426              11,780
1993          16,785              15,875              11,830
1993          17,058              16,154              11,880
1993          17,427              16,363              11,920
1993          17,532              16,505              11,950
1993          17,843              16,701              11,970
1993          18,448              17,052              11,980
1993          18,631              17,218              11,980
1993          18,781              17,362              12,020
1993          18,780              17,407              12,040
1993          19,419              17,759              12,090
1993          19,498              17,844              12,100
1993          19,832              18,065              12,100
1994          20,445              18,458              12,130
1994          20,372              18,410              12,170
1994          19,598              17,714              12,220
1994          19,346              17,593              12,230
1994          19,444              17,602              12,240
1994          19,527              17,657              12,280
1994          19,384              17,807              12,320
1994          19,535              17,933              12,370
1994          19,434              17,935              12,400
1994          19,490              17,978              12,410
1994          19,073              17,751              12,420
1994          18,961              17,883              12,420
1995          19,022              18,126              12,470
1995          19,765              18,748              12,520
1995          19,962              18,950              12,560
1995          20,452              19,431              12,610
1995          20,889              19,976              12,630
1995          20,990              20,109              12,660
1995          21,656              20,363              12,660
1995          21,748              20,426              12,690
1995          21,954              20,677              12,710
1995          22,057              20,805              12,760
1995          22,314              20,988              12,750
1995          22,677              21,318              12,740
1996          23,205              21,693              12,810
1996          23,791              21,710              12,850
1996          23,566              21,695              12,920
1996          23,725              21,743              12,970
1996          23,991              21,873              13,000
1996          23,798              22,055              13,000
1996          23,629              22,156              13,030
1996          24,009              22,396              13,050
1996          24,830              22,936              13,100
1996          24,761              23,112              13,140
1996          25,019              23,567              13,160
1996          25,296              23,737              13,160
1997          25,599              23,970              13,200
1997          25,973              24,346              13,240
1997          25,145              23,983              13,280
1997          25,149              24,235              13,290
1997          26,113              24,754              13,290
1997          26,862              25,098              13,300
1997          27,785              25,788              13,320
1997          27,877              25,729              13,340
1997          28,743              26,238              13,380
1997          28,489              26,262              13,410
1997          28,580              26,514              13,400
1997          28,862              26,747              13,390
1998          29,471              27,229              13,410
1998          29,882              27,389              13,440
1998          30,275              27,647              13,460
1998          30,158              27,755              13,490
1998          30,053              27,852              13,510
1998          30,200              27,952              13,530
1998          30,385              28,111              13,540
1998          27,933              26,560              13,560
1998          27,519              26,679              13,580
1998          26,942              26,132              13,610
1998          28,279              27,217              13,610
1998         $28,428             $27,247             $13,600

*See accompanying notes to Portfolio Management Reviews.

[INSET BOX ON CHART READS:]

High Yield Portfolio
Annualized Total Returns*
-------------------------
10 Years           11.01%
5 Years             7.47%
1 Year             -1.50%



Income Portfolio Review

[GRAPHIC OMITTED: PHOTO OF Charles E. Heeren]

Charles E. Heeren is a Chartered Financial Analyst and portfolio manager for the Income Portfolio. He is a vice president of Lutheran Brotherhood and has managed the Portfolio since its inception in January 1987. Chuck has been with Lutheran Brotherhood since 1976.

For the first five months of 1998, prices for high-quality bonds traded in a narrow range. Then, as economic growth began to slow and interest rates fell, investors became concerned about credit risk and liquidity. Prices for high-quality bonds rallied strongly in this environment. By increasing investments in U.S. government issues, and focusing on high-quality corporate bonds representing good value, we helped the Income Portfolio outperform its market benchmark for the 12 months ended December 31, 1998. During the reporting period the Income Portfolio earned a total return (based on NAV) of 9.37%, while the Lehman Brothers Aggregate Bond Index returned 8.69%.

[GRAPHIC PIE CHART OMITTED: Portfolio Composition (% of Portfolio)]

Portfolio Composition
(% of Portfolio)

Corporate Bonds                 52.9%
Foreign Government Bonds         3.0%
Asset-Backed Securities         10.9%
Mortgage-Backed Securities       6.2%
U.S. Government Agency           4.0%
U.S. Government                 20.3%
Common Stocks                    0.1%
Preferred Stocks                 1.1%
Short-Term Securities            1.5%

[GRAPHIC OMITTED: Top 10 Holdings]

                                                             % of
Top 10 Holdings                  Coupon      Maturity     Portfolio

U.S. Treasury Bond               7.625%      11/15/2022     8.6%

U.S. Treasury Note               7.875%      11/15/2004     5.0%

U.S. Treasury Note                 7.0%       7/15/2006     3.4%

Government National
Mortgage Association               6.5%       2/15/2027     2.4%

Federal National
Mortgage Association              5.75%       2/15/2008     2.3%

Federal Home Loan Mortgage Corp.   6.0%        7/1/2013     2.1%

World Omni Auto Lease Trust        6.9%       6/25/2003     1.7%

U.S. Treasury Note                6.25%       2/15/2003     1.6%

U.S. Treasury Bond                 7.5%      11/15/2016     1.6%

Equitable Life Assurance
Society of the United States,
Surplus Notes                     6.95%       12/1/2005     1.5%

Footnote reads:
These holdings represent 30.2% of the Portfolio's total investments.

A Move to Higher Quality

In the final months of 1997, before the period began, we found attractive opportunities in higher-yielding corporate bonds that we believed had been oversold. In the first months of 1998, as an improving economy strengthened the credit ratings of the issuers of these bonds, they enjoyed healthy price gains. These issues also added income as interest rates fell. In addition, the Portfolio benefited as holdings in dollar-denominated "Yankee" bonds issued in the United States by foreign companies and governments rose in response to greater stability in Asian economies. Holdings in convertible bonds (which can be traded for the common stocks of their issuers) further enhanced the Portfolio's returns.

In the second and third quarters of 1998, as foreign economies deteriorated, we trimmed positions in Yankee bonds and lower-rated, higher-yielding corporates. With lower interest rates causing more homeowners to prepay their loans, we also reduced investments in mortgage-backed securities. We used the proceeds from these sales to buy U.S. Treasury securities and higher-rated corporate bonds. These issues performed well as the "flight to quality" intensified in August and September.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: MOODY'S BOND QUALITY
RATING DISTRIBUTION]

Moody's Bond Quality Rating Distribution

U.S. Government-/
Aaa Equivalent    47.1%
Aa                 6.8%
A                 18.4%
Baa               15.6%
Ba                10.5%
B                  1.0%

LB Series Fund, Inc.

Income Portfolio seeks a high level of income while preserving principal by investing primarily in intermediate- and long-term bonds.

Portfolio Facts
Inception Date:       1/9/87
Total Net Assets
(in millions):      $1,074.3

As a result of these strategies, we increased investments in U.S.
government issues during the year from 22% to 31% of assets and decreased holdings in bonds with a Moody's quality rating of "Ba" or "B" from 18% to 12% of assets.

Less Near-Term Volatility

At the end of the year, when prices for corporates had become quite attractive, we began to trim Treasury holdings for investments in high-quality corporate bonds and issues of U.S. government agencies. Many of the corporates we bought were attractively-priced issues of financial firms hit hard when foreign economic problems broadened. We also added to positions in economically "defensive" firms in the food, drug and retail sectors, as well as telecommunications and electric utility companies.

While we believe growth could slow in the second half of 1999, economic conditions are now stable enough to keep bonds in a relatively narrow range for the next few months. If this is the case, we may further increase investments in corporates as new opportunities arise. With further cuts in interest rates unlikely in the near term, we have also started to buy mortgage-backed securities again.

[GRAPHIC WORM CHART OMITTED: Growth of $10,000 Invested Since 12/31/88]

Performance Through December 31, 1998

Growth of $10,000 Invested Since 12/31/88

                                  Lehman Brothers
              Income              Aggregate                Consumer
Date          Portfolio           Bond Index               Price Index
----          ---------           ---------------          -----------
1988          10,000              10,000                   10,000
1989          10,151              10,144                   10,050
1989          10,006              10,071                   10,090
1989          10,064              10,114                   10,150
1989          10,260              10,326                   10,220
1989          10,482              10,597                   10,270
1989          10,813              10,919                   10,300
1989          11,000              11,152                   10,320
1989          10,900              10,987                   10,340
1989          10,912              11,043                   10,370
1989          11,073              11,315                   10,420
1989          11,194              11,422                   10,450
1989          11,223              11,453                   10,460
1990          11,106              11,317                   10,570
1990          11,143              11,353                   10,620
1990          11,180              11,361                   10,680
1990          11,035              11,256                   10,700
1990          11,373              11,589                   10,720
1990          11,548              11,776                   10,780
1990          11,689              11,939                   10,820
1990          11,499              11,779                   10,920
1990          11,427              11,876                   11,010
1990          11,535              12,027                   11,080
1990          11,805              12,286                   11,100
1990          11,999              12,477                   11,100
1991          12,157              12,632                   11,170
1991          12,432              12,740                   11,190
1991          12,583              12,827                   11,200
1991          12,763              12,966                   11,220
1991          12,911              13,041                   11,250
1991          12,930              13,035                   11,290
1991          13,100              13,216                   11,300
1991          13,401              13,501                   11,340
1991          13,692              13,775                   11,390
1991          13,840              13,928                   11,400
1991          13,936              14,056                   11,440
1991          14,369              14,474                   11,440
1992          14,316              14,277                   11,460
1992          14,411              14,370                   11,500
1992          14,420              14,289                   11,560
1992          14,469              14,392                   11,580
1992          14,747              14,664                   11,590
1992          14,951              14,867                   11,630
1992          15,299              15,170                   11,660
1992          15,450              15,323                   11,690
1992          15,634              15,505                   11,730
1992          15,382              15,299                   11,770
1992          15,441              15,302                   11,780
1992          15,695              15,546                   11,780
1993          16,021              15,844                   11,830
1993          16,357              16,121                   11,880
1993          16,454              16,189                   11,920
1993          16,576              16,302                   11,950
1993          16,605              16,324                   11,970
1993          16,948              16,619                   11,980
1993          17,099              16,714                   11,980
1993          17,407              17,006                   12,020
1993          17,460              17,052                   12,040
1993          17,616              17,115                   12,090
1993          17,427              16,970                   12,100
1993          17,526              17,061                   12,100
1994          17,784              17,292                   12,130
1994          17,399              16,991                   12,170
1994          16,827              16,571                   12,220
1994          16,647              16,439                   12,230
1994          16,678              16,437                   12,240
1994          16,555              16,401                   12,280
1994          16,913              16,727                   12,320
1994          16,956              16,747                   12,370
1994          16,658              16,501                   12,400
1994          16,596              16,486                   12,410
1994          16,601              16,450                   12,420
1994          16,705              16,563                   12,420
1995          17,007              16,891                   12,470
1995          17,397              17,293                   12,520
1995          17,495              17,399                   12,560
1995          17,795              17,643                   12,610
1995          18,566              18,325                   12,630
1995          18,718              18,459                   12,660
1995          18,610              18,418                   12,660
1995          18,844              18,641                   12,690
1995          19,025              18,822                   12,710
1995          19,319              19,067                   12,760
1995          19,619              19,353                   12,750
1995          19,938              19,624                   12,740
1996          20,052              19,753                   12,810
1996          19,630              19,410                   12,850
1996          19,436              19,274                   12,920
1996          19,316              19,166                   12,970
1996          19,304              19,127                   13,000
1996          19,544              19,384                   13,000
1996          19,584              19,436                   13,030
1996          19,512              19,403                   13,050
1996          19,892              19,741                   13,100
1996          20,354              20,179                   13,140
1996          20,774              20,524                   13,160
1996          20,584              20,333                   13,160
1997          20,649              20,396                   13,200
1997          20,746              20,447                   13,240
1997          20,442              20,220                   13,280
1997          20,681              20,523                   13,290
1997          20,898              20,718                   13,290
1997          21,200              20,965                   13,300
1997          21,827              21,531                   13,320
1997          21,596              21,348                   13,340
1997          21,943              21,664                   13,380
1997          22,119              21,978                   13,410
1997          22,218              22,079                   13,400
1997          22,385              22,302                   13,390
1998          22,687              22,588                   13,410
1998          22,724              22,570                   13,440
1998          22,855              22,646                   13,460
1998          22,982              22,764                   13,490
1998          23,182              22,980                   13,510
1998          23,400              23,176                   13,530
1998          23,437              23,224                   13,540
1998          23,596              23,603                   13,560
1998          24,255              24,155                   13,580
1998          24,114              24,027                   13,610
1998          24,398              24,164                   13,610
1998         $24,486             $24,237                  $13,600

*See accompanying notes to Portfolio Management Reviews.

[INSET BOX ON CHART READS:]

Income Portfolio
Annualized Total Returns*
-------------------------
10 Years            9.36%
5 Years             6.92%
1 Year              9.37%



Money Market Portfolio Review

[GRAPHIC OMITTED: PHOTO OF Gail R. Onan]

Gail R. Onan is portfolio manager for the Money Market Portfolio. She has managed the Portfolio since January 1994 and has been with Lutheran Brotherhood since 1969.

Money market yields fell by roughly 0.60% during 1998 as economic growth slowed somewhat and the Federal Reserve cut short-term interest rates by 0.75%. Starting the year at 5.12%, the average yield for money market instruments in the IBC Donoghue's All-Taxable Index fell to 4.53% as the year closed. During that time there were many fluctuations in money market yields that offered attractive investment opportunities in individual instruments. By taking advantage of these opportunities, and adjusting the maturity structure of the Money Market Portfolio to make the most of changing yields, we helped the Portfolio earn a total return of 5.32% for the 12 months ended December 31, 1998.

[GRAPHIC PIE CHART OMITTED: Portfolio Composition (% of Portfolio)]

Portfolio Composition
(% of Portfolio)

Commercial Paper               90.0%
Variable Rate Notes             5.8%
U.S. Government Agency          1.6%
Banker's Acceptances            0.5%
Bank Notes                      2.1%

Adapting to Lower Yields

When the year started, investments in the Portfolio had a weighted average maturity of 47 days, versus 54 days for the Donoghue Index.

In the spring and summer, when economic problems worsened abroad, and it looked like the Federal Reserve might cut interest rates, the yields for investments with maturities of 18 months to 2 years fell below those for investments dated 1- to 6-months. In this "inverted" short-term yield environment, we gave greater attention to investments with shorter maturities. This let us move more quickly into higher-yielding securities as we identified them in the marketplace. After the Fed began to cut interest rates in the fall, the yield curve moved from an inverted to a flat position. Because longer-term issues remained relatively unattractive, we stayed focused on shorter maturities. At the end of the year, as technical market factors pushed yields higher, we added some investments in longer-term issues. This left the Portfolio with an average weighted maturity of 52 days on December 31, 1998, versus 54 days for the Donoghue Index.

[GRAPHIC OMITTED: Top 10 Holdings]

                                                              % of
Top 10 Holdings                     Industry                Portfolio

Chevron Corp.                       Industrial                4.3%

Ford Motor Credit Co.               Finance-Automotive        4.3%

Duke University                     Education                 4.1%

Amoco Oil Co.                       Petroleum                 4.1%

Block Financial Corp.               Services                  4.0%

Petrofina S.A.                      Energy                    3.8%

Harvard University                  Education                 3.8%

Yale University                     Education                 3.8%

General Electric Capital Corp.      Finance-Commercial        3.8%

Associates Corp. of North America   Finance-Consumer          3.7%

Footnote reads:
These holdings represent 39.7% of the Portfolio's total investments.

LB Series Fund, Inc.

Money Market Portfolio seeks current income with stability of principal by investing in high-quality, short-term debt securities.****

Portfolio Facts
Inception Date:      1/9/87
Total Net Assets
(in millions):       $193.8

As in past years, we remained heavily invested in commercial paper, while improving the Portfolio's yield with other instruments. These instruments included taxable municipal paper issued by state and local governments. Typically, such securities finance commercial projects and have credit enhancements from major corporations and banks. During the first part of the year we also kept a small portion of the Portfolio in U.S. dollar-denominated securities issued by top-quality banks and businesses in Europe. However, given the foreign economic upheaval that developed later in the year, we were very conservative when replacing maturing issues.

Further Rate Cuts Unlikely

Recent economic strength suggests that the Fed will not cut interest rates further in months to come. With inflation apparently under control, a near-term increase in rates also seems unlikely. We expect, therefore, that short-term yields will remain in a relatively narrow range during the first part of 1999. Given that scenario, we plan to maintain the Portfolio's current maturity structure while remaining watchful for new opportunities to add yield. In the meantime, we'll continue to strengthen yield through individual instruments such as taxable municipal issues.

Money Market Portfolio

Annualized Total Returns*
Period Ending 12/31/98
-------------------------
10 Years            5.48%
5 Years             5.13%
1 Year              5.32%

Seven-Day Yields
as of 12/31/98+
-------------------------
Current             4.84%
Effective           4.95%



Notes to Portfolio Management Reviews

   *The annualized total returns for the Portfolio reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding for the periods indicated. (The Mid Cap Growth Portfolio's total return is cumulative.) Returns have not been adjusted for charges associated with the variable life insurance and variable annuity contracts that invest in the portfolios. (For additional information on the charges, costs and benefits associated with the contracts, refer to the contract prospectus or contact your LBSC registered representative.) Since performance varies, the annualized total returns, which assume a steady rate of growth, differ from the Portfolios' actual total returns for the years indicated. All returns represent past performance. The value of an investment fluctuates so that shares, when redeemed, may be worth more or less than the original investment.

  **International investing has special risks, including currency fluctuation and political volatility.

 ***High-yield bonds carry greater volatility and risk than investment-grade bonds.

****An investment in the Money Market Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

   +Seven-day yields of the LB Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

This report must be preceded or accompanied by a current prospectus.



Results of Special Shareholder Meetings                      (unaudited)

April 29, 1998 Meeting

A special meeting of the shareholders of the LB Series Fund, Inc.
Opportunity Growth Portfolio was held on April 29, 1998, to consider the proposed appointment of T. Rowe Price Associates, Inc. of Baltimore, Maryland, to serve as investment subadviser for the Portfolio. The shares cast for, against and abstaining were as follows:

     For            Against     Abstaining
     31,709,608     423,052     2,213,543

December 1, 1998 Meeting

A special meeting of the shareholders of each of the LB Series Fund, Inc. portfolios (Opportunity Growth Portfolio, Mid Cap Growth Portfolio, World Growth Portfolio, Growth Portfolio, High Yield Portfolio, Income Portfolio and Money Market Portfolio) was held on December 1, 1998. The matters voted upon at the meeting and the shares cast for, against, and abstaining can be found on the following pages.





Results of Special Shareholder Meeting -- 12/1/98            (unaudited)

                                      Opportunity     Mid Cap        World                                                  Money
                                           Growth      Growth       Growth        Growth    High Yield       Income        Market
                                        Portfolio   Portfolio    Portfolio     Portfolio     Portfolio    Portfolio     Portfolio

Election of Directors of LB Series Fund, Inc.

Rolf F. Bjelland                 For   33,323,862   7,554,478   28,065,639   139,938,143   151,192,403   99,283,081   160,161,314
                            Withhold      556,907      75,943      397,706     1,693,874     1,626,391      914,482     1,496,333
                             Abstain            0           0            0             0             0            0             0

Herbert F. Eggerding, Jr.        For   33,349,047   7,560,592   28,092,390   140,009,800   151,244,304   99,342,865   160,558,964
                            Withhold      531,721      69,829      370,955     1,622,217     1,574,490      854,698     1,098,683
                             Abstain            0           0            0             0             0            0             0

Noel K. Estenson                 For   33,353,348   7,560,789   28,085,117   139,912,048   151,159,094   99,285,610   160,190,930
                            Withhold      527,421      69,633      378,228     1,719,969     1,659,700      911,954     1,466,717
                             Abstain            0           0            0             0             0            0             0

Jodi L. Harpstead                For   33,327,705   7,553,956   28,066,150   139,953,796   151,166,966   99,260,341   160,297,929
                            Withhold      553,064      76,466      397,195     1,678,221     1,651,828      937,222     1,359,718
                             Abstain            0           0            0             0             0            0             0

Richard A. Hauser                For   33,344,170   7,554,844   28,076,573   139,961,127    151,183,145  99,311,477   160,485,492
                            Withhold      536,599      75,578      386,772     1,670,890      1,635,650     886,086     1,172,155
                             Abstain            0           0            0             0              0           0             0

Connie M. Levi                   For   33,320,768   7,552,724   28,064,149   139,798,413    151,096,976  99,260,605   160,351,716
                            Withhold      560,001      77,697      399,196     1,833,605      1,721,818     936,958     1,305,931
                             Abstain            0           0            0             0              0           0             0

Bruce J. Nicholson               For   33,349,983   7,546,004   28,060,907   140,013,370    151,210,053  99,253,432   160,595,884
                            Withhold      530,785      84,418      402,438     1,618,647      1,608,742     944,132     1,061,763
                             Abstain            0           0            0             0              0           0             0

Ruth E. Randall                  For   33,328,040   7,556,222   28,077,113   139,918,475    151,178,668  99,274,741   160,354,663
                            Withhold      552,729      74,200      386,232     1,713,542      1,640,126     922,823     1,302,984
                             Abstain            0           0            0             0              0           0             0

Amending or Eliminating Certain Investment Restrictions

Borrowing and Issuance
of Senior Securities             For   32,339,421   7,359,305   27,173,417   135,227,192    146,352,617  96,061,971   154,977,497
                             Against      410,140      75,475      340,399     1,633,409      1,300,455     698,656     1,647,270
                             Abstain    1,131,207     195,642      949,529     4,771,416      5,165,722   3,436,937     5,032,879

Lending                          For   32,346,293   7,362,404   27,183,459   135,329,015    146,402,821  96,098,024   155,027,225
                             Against      403,268      72,376      330,357     1,532,712      1,250,251     663,568     1,597,542
                             Abstain    1,131,207     195,642      949,529     4,770,291      5,165,722   3,435,971     5,032,879

Real Estate Companies
and Commodities                  For   32,344,692   7,362,365   27,178,378   135,318,196    146,410,663  96,076,010   155,058,186
                             Against      404,869      72,415      335,437     1,542,405      1,242,409     685,582     1,566,581
                             Abstain    1,131,207     195,642      949,529     4,771,416      5,165,722   3,435,971     5,032,879



Results of Special Shareholder Meeting -- 12/1/98 (continued)          (unaudited)

                                      Opportunity     Mid Cap        World                                                  Money
                                           Growth      Growth       Growth        Growth    High Yield       Income        Market
                                        Portfolio   Portfolio    Portfolio     Portfolio     Portfolio    Portfolio     Portfolio

Amending or Eliminating Certain Investment Restrictions

Reverse Purchase Agreements      For   32,350,035   7,362,000   27,182,143   135,295,991    146,398,379  96,075,341   155,072,750
                             Against      399,526      72,780      331,672     1,565,736      1,254,693     686,251     1,552,017
                             Abstain    1,131,207     195,642      949,529     4,770,291      5,165,722   3,435,971     5,032,879

Pledge of Assets                 For   32,346,921   7,359,563   27,179,666   135,296,513    146,381,486  96,094,194   155,062,651
                             Against      402,640      75,217      334,150     1,564,088      1,271,586     667,398     1,562,116
                             Abstain    1,131,207     195,642      949,529     4,771,416      5,165,722   3,435,971     5,032,879

Restricted Securities,
Illiquid Securities, and
Unseasoned Issuers               For   32,329,957   7,359,505   27,173,730   135,266,775    146,288,719  96,018,283   155,068,666
                             Against      419,604      75,275      340,085     1,593,826      1,364,353     743,309     1,556,102
                             Abstain    1,131,207     195,642      949,529     4,771,416      5,165,722   3,435,971     5,032,879

Control Securities               For   32,356,049   7,362,498   27,186,723   135,334,491    146,405,756  96,099,913   155,093,482
                             Against      393,512      72,282      327,093     1,526,110      1,247,316     661,679     1,531,286
                             Abstain    1,131,207     195,642      949,529     4,771,416      5,165,722   3,435,971     5,032,879

Short Sales                      For   32,282,438   7,323,746   27,112,904   135,186,710    146,262,514  95,986,526   155,069,403
                             Against      467,123     111,034      400,912     1,675,016      1,390,558     775,066     1,555,364
                             Abstain    1,131,207     195,642      949,529     4,770,291      5,165,722   3,435,971     5,032,879

Investments in other
Investment Companies             For   32,339,822   7,356,369   27,171,009   135,253,024    146,341,069  96,097,415   155,085,418
                             Against      409,739      78,411      342,807     1,608,702      1,312,003     664,177     1,539,350
                             Abstain    1,131,207     195,642      949,529     4,770,291      5,165,722   3,435,971     5,032,879

Investments in Oil and Gas
Interests, Common Stock &
Other Equity Securities          For          N/A         N/A          N/A           N/A            N/A         N/A   155,105,022
                             Against          N/A         N/A          N/A           N/A            N/A         N/A     1,519,746
                             Abstain          N/A         N/A          N/A           N/A            N/A         N/A     5,032,879

Portfolio Maturity               For          N/A         N/A          N/A           N/A            N/A         N/A   155,102,138
                             Against          N/A         N/A          N/A           N/A            N/A         N/A     1,522,629
                             Abstain          N/A         N/A          N/A           N/A            N/A         N/A     5,032,879

Ratification of PricewaterhouseCoopers LLP as Independent Auditors

                                 For   33,109,904   7,498,364   27,835,808   138,756,884    149,679,180  98,329,168   157,952,309
                             Against      155,952      18,832      106,264       528,115        393,471     205,520       190,072
                             Abstain      614,912     113,226      521,273     2,347,018      2,746,144   1,662,876     3,515,266





                                             Pricewaterhouse Coopers LLP
                                             650 Third Avenue South
                                             Park Building
                                             Suite 1300
                                             Minneapolis MN 55402-4333
                                             Telephone (612) 370 9300
                                             Facsimile (612) 373 7178



              Report of Independent Accountants

To the Shareholders and Board of Directors of LB Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Portfolios (Opportunity Growth, Mid Cap Growth, World Growth, Growth, High Yield, Income and Money Market) comprising the LB Series Fund, Inc. (hereafter referred to as the "Fund") at December 31, 1998, the results of each of their operations for the year or period then ended and the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

February 10, 1999



LB SERIES FUND, INC.
Opportunity Growth Portfolio
Portfolio of Investments
December 31, 1998

   Shares                                                  Value
--------------                                         -------------
[S]                                                    [C]
COMMON STOCKS - 97.1% (a)
Aerospace & Defense - 2.1%
    71,800  Aar Corp.                                   $  1,714,194
    43,800  Avondale Industries, Inc.                      1,270,200(b)
    56,400  Orbital Sciences Corp.                         2,495,700(b)
    26,600  Precision Castparts Corp.                      1,177,050(c)
    33,000  Triumph Group, Inc.                            1,056,000(b)
                                                       -------------
                                                           7,713,144
                                                       -------------

Airlines - 1.0%
    22,400  Alaska Air Group, Inc.                            991,200(b)
    50,900  COMAIR Holdings, Inc.                           1,717,875
    55,500  Mesaba Holdings, Inc.                           1,144,688(b)
                                                       -------------
                                                           3,853,763
                                                       -------------

Automotive - 1.9%
    15,900  Central Parking Corp.                            515,756
    95,200  Gentex Corp.                                   1,904,000(b)
    38,900  Group 1 Automotive, Inc.                       1,011,400(b)
    45,900  O'Reilly Automotive, Inc.                      2,168,775(b)
    65,600  Tower Automotive, Inc.                         1,635,900(b)
                                                       -------------
                                                           7,235,831
                                                       -------------

Bank & Finance - 6.8%
    28,500  Affiliated Managers Group, Inc.                  851,438(b)
   110,400  Americredit Corp.                              1,524,900(b)
    52,800  Amerin Corp.                                   1,247,400(b)
    45,300  City National Corp.                            1,885,613
    25,300  CMAC Investment Corp.                          1,162,219
    31,500  Commerce Bankcorp, Inc.                        1,653,750
    60,100  Community First Bankshares, Inc.               1,265,856
    22,700  Executive Risk, Inc.                           1,247,081
    27,500  E.W. Blanch Holdings, Inc.                     1,304,531
    60,000  Fremont General Corp.                          1,485,000
    29,800  HealthCare Financial Partners, Inc.            1,188,275(b)
    40,700  Imperial Credit Commercial Mortgage
              Investment Corp.                               381,563
    44,630  Imperial Credit Industries                       373,776(b)
    52,200  Legg Mason, Inc.                               1,647,563
    67,000  North Fork Bancorporation, Inc.                1,603,813
    46,400  Protective Life Corp.                          1,847,300
    75,000  Silicon Valley Bancshares                      1,277,344(b)
    54,200  Waddell & Reed Financial, Inc.,
            Class A                                        1,283,863
    33,700  Webster Financial Corp.                          924,644
    18,300  Zions Bancorporation                           1,141,463
                                                       -------------
                                                          25,297,392
                                                       -------------

Biotechnology - 1.8%
    52,400  Covance, Inc.                                  1,526,150(b)
    54,100  Cytyc Corp.                                    1,393,075(b)
    44,000  Medco Research, Inc.                           1,144,000(b)
   122,700  NBTY, Inc.                                       874,238(b)
    58,320  Serologicals Corp.                             1,749,600(b)
                                                       -------------
                                                           6,687,063
                                                       -------------

Building &
Construction - 1.6%
    81,600  American Homestar Corp.                        1,224,000(b)
    21,600  Dycom Industries, Inc.                         1,233,900(b)
    42,204  Fairfield Communities, Inc.                      466,882(b)
    43,300  Global Industries, Ltd.                          265,213(b)
    43,000  Insituform Technologies, Inc.                    623,500(b)
    50,000  NCI Building Systems, Inc.                     1,406,250(b)
    20,200  Simpson Manufacturing Co., Inc.                  756,238(b)
                                                       -------------
                                                           5,975,983
                                                       -------------

Business Services - 9.3%
    34,700  ABR Information Services, Inc.                   680,988(b)
     1,600  Billing Concepts Corp.                            17,600(b)
    34,400  Carriage Services, Inc.                          978,250(b)
    70,050  Concord EFS, Inc.                              2,968,369(b)
    21,100  Consolidated Graphics, Inc.                    1,425,569(b)
    27,400  Cort Business Services Corp.                     664,450(b)
    14,400  Fastenal Co.                                     633,600
    21,200  G & K Services, Inc.                           1,128,900
    15,600  IMR Global Corp.                                 459,225(b)
    46,400  Innovative Valve Technologies, Inc.              118,900(b)
    34,500  Knoll, Inc.                                    1,022,063(b)
     9,300  Lason, Inc.                                      541,144(b)
    47,100  Merrill Corp.                                    909,619
    66,900  META Group, Inc.                               1,990,275(b)
    67,600  Metamor Worldwide, Inc.                        1,690,000(b)
     8,500  Metzler Group, Inc.                              413,844(b)
   113,100  Modis Professional Services, Inc.              1,639,950(b)
    44,330  National Computer Systems, Inc.                1,640,210
    53,000  NCO Group, Inc.                                2,385,000(b)
    80,938  NOVA Corp.                                     2,807,537(b)
    86,200  Paging Network, Inc.                             404,063(b)
    23,600  Pre-Paid Legal Services, Inc.                    778,800(b)
   111,300  Professional Staff plc ADR                       876,488(b)
    65,300  Rent-Way, Inc.                                 1,587,606(b)
    76,600  Romac International, Inc.                      1,704,350(b)
    37,800  Service Experts, Inc.                          1,105,650(b)
    30,900  StaffMark, Inc.                                  691,388(b)
    21,500  Strayer Education, Inc.                          757,875
    47,500  Superior Services, Inc.                          952,969(b)
    60,875  Tetra Tech, Inc.                               1,647,430(b)
                                                       -------------
                                                          34,622,112
                                                       -------------

Chemicals - 0.5%
    67,200 Sybon Corp                          .           1,827,000(b)
                                                       -------------

Computer Equipment - 1.8%
     6,700  Lexmark International Group, Inc.                673,350(b)
    30,600  Pinnacle Systems, Inc.                         1,093,950(b)
    78,600  Security Dynamics Technologies, Inc.           1,807,800(b)
    44,300  Symbol Technologies, Inc.                      2,832,431
    36,300  Technology Solutions Co.                         389,091(b)
                                                       -------------
                                                           6,796,622
                                                       -------------

Computer Software - 17.4%
    33,600  Affiliated Computer Services, Inc.,
              Class A                                      1,512,000(b)
    34,700  Analysts International Corp.                     667,975
    64,200  AXENT Technologies, Inc.                       1,962,113(b)
    26,800  Bisys (The) Group, Inc.                        1,383,550(b)
    51,800  Cadence Design Systems, Inc.                   1,541,050(b)
    26,000  Cambridge Technology Partners, Inc.              575,250(b)
    57,800  CIBER, Inc.                                    1,614,788(b)
    31,200  Citrix Systems, Inc.                           3,028,350(b)
    43,400  Cognos, Inc.                                   1,085,000(b)
    65,000  Computer Management Sciences, Inc.             1,129,375(b)
    53,500  Cotelligent Group, Inc.                        1,140,219(b)
    59,200  Datastream Systems, Inc.                         680,800(b)
    29,100  Documentum, Inc.                               1,555,031(b)
    28,900  DST Systems, Inc.                              1,649,106(b)
    31,500  Electronic Arts, Inc.                          1,767,938(b)
    25,000  Engineering Animation, Inc.                    1,350,000(b)
    53,800  E*TRADE Group, Inc.                            2,516,831(b)
    85,155  HBO & Co.                                      2,442,884
    52,155  Hyperion Solutions Corp.                         938,790(b)
    45,100  IDX Systems Corp.                              1,984,400(b)
    25,100  International Network Services Co.             1,669,150(b)
    18,900  Intuit, Inc.                                   1,370,250(b)
    33,900  Keane, Inc.                                    1,353,881(b)
    24,200  Legato Systems, Inc.                           1,595,688(b)
    30,000  MAPICS, Inc.                                     495,000(b)
    47,600  Mastech Corp.                                  1,362,550(b)
     8,200  Mercury Interactive Corp.                        518,650(b)
    41,000  National Data Corp.                            1,996,188
    45,000  National Instruments Corp.                     1,535,625(b)
    27,750  Network Associates, Inc.                       1,838,438(b)
    32,600  Platinum Technology, Inc.                        623,475(b)
    36,500  QRS Corp.                                      1,752,000(b)
    59,300  Saville Systems Ireland plc ADR                1,126,700(b)
    26,633  Sterling Commerce, Inc.                        1,198,485(b)
   142,700  Summit Design, Inc.                            1,328,894(b)
    43,800  SunGard Data Systems, Inc.                     1,738,313(b)
    54,200  Sykes Enterprises, Inc.                        1,653,100(b)
    40,500  Symantec Corp.                                   880,875(b)
    32,600  Synopsys, Inc.                                 1,768,550(b)
    32,500  Transaction Systems Architects, Inc.           1,625,000(b)
    87,450  USWeb Corp.                                    2,306,494(b)
    27,000  Veritas Software Corp.                         1,618,313(b)
    37,000  Visio Corp.                                    1,352,813(b)
    46,170  Zebra Technologies Corp.                       1,327,388(b)
                                                       -------------
                                                          64,561,270
                                                       -------------

Distribution Services - 2.6%
    23,100  AmeriSource Health Corp.                        1,501,500(b)
    12,200  Aviation Sales Co.                                495,625(b)
     6,270  Cardinal Health, Inc.                             475,736
    48,610  Central Garden & Pet Co.                          698,769(b)
    58,800  MSC Industrial Direct Co., Inc., Class A        1,330,350(b)
    47,400  Richfood Holdings, Inc.                           983,550
    30,000  Tech Data Corp.                                 1,207,500(b)
    34,100  U.S. Foodservice Co.                            1,670,900(b)
    76,100  Watsco, Inc.                                    1,274,675
                                                       -------------
                                                           9,638,605
                                                       -------------

Education - 1.3%
    45,715  Apollo Group, Inc., Class A                    1,548,596(b)
    37,400  ITT Educational Services, Inc.                 1,271,600(b)
    45,300  Learning Tree International, Inc.                410,531(b)
    52,850  Sylvan Learning Systems, Inc.                  1,611,925(b)
                                                       -------------
                                                           4,842,652
                                                       -------------

Electronic Components - 5.1%
    53,550  Burr-Brown Corp.                               1,255,078(b)
    45,000  Cybex Computer Products Corp.                  1,321,875(b)
    37,700  Dallas Semiconductor Corp.                     1,536,275
    35,200  Etec Systems, Inc.                             1,408,000(b)
    36,700  Lattice Semiconductor Corp.                    1,684,759(b)
    22,600  Maxim Integrated Products, Inc.                  987,338(b)
    27,600  Micrel, Inc.                                   1,518,000(b)
    38,900  Microchip Technology, Inc.                     1,439,300(b)
    32,800  Plexus Corp.                                   1,111,100(b)
    10,300  PMC-Sierra, Inc.                                 650,188(b)
    17,900  QLogic Corp.                                   2,342,663(b)
    42,400  Sanmina Corp.                                  2,650,000(b)
    23,500  Vitesse Semiconductor Corp.                    1,072,188(b)
                                                       -------------
                                                          18,976,764
                                                       -------------

Electronic Systems - 2.0%
    25,500  Black Box Corp.                                  965,813(b)
    27,300  Novellus Systems, Inc.                         1,351,350(b)
    69,100  Sawtek, Inc.                                   1,209,250(b)
    27,500  Teradyne, Inc.                                 1,165,313(b,c)
    48,500  Tollgrade Communications, Inc.                   933,625(b)
    25,400  Uniphase Corp.                                 1,762,125(b)
                                                       -------------
                                                           7,387,476
                                                       -------------

Energy Services - 0.8%
    45,800  BJ Services Co.                                  715,625(b)
    12,200  Gulf Island Fabrication, Inc.                     94,550(b)
    56,000  Oceaneering International, Inc.                  840,000(b)
    38,900  R&B Falcon Corp.                                 296,613(b)
    19,900  Smith International, Inc.                        501,231(b)
    18,500  Weatherford International, Inc.                  358,438(b)
                                                       -------------
                                                           2,806,457
                                                       -------------

Entertainment & Leisure - 2.5%
    38,200  Brinker International, Inc.                    1,103,025(b)
    56,200  Imax Corp.                                     1,777,325(b)
    49,600  J & J Snack Foods Corp.                        1,109,800(b)
    26,050  Promus Hotel Corp.                               843,369(b)
    26,200  SFX Entertainment, Inc.                        1,437,725(b)
    19,100  Sonic Corp.                                      475,113(b)
    43,000  Steinway Musical Instruments, Inc.             1,118,000(b)
    84,800  Sunterra Corp.                                 1,272,000(b)
                                                       -------------
                                                           9,136,357
                                                       -------------

Exploration & Production - 0.3%
    39,400  Noble Affliliates, Inc.                          970,225
                                                       -------------

Food Processing - 0.8%
    32,700  Earthgrains Co.                                1,011,656
    44,370  Smithfield Foods, Inc.                         1,503,034(b)
    45,800  Twinlab Corp.                                    601,125(b)
                                                       -------------
                                                           3,115,815
                                                       -------------

Healthcare Services - 2.5%
    59,300  Concentra Managed Care, Inc.                     633,769(b)
     2,900  Healthcare Recoveries, Inc.                       49,300(b)
    29,800  Henry Schein, Inc.                             1,333,550(b)
    50,000  Inhale Therapeutic Systems, Inc.               1,650,000(b)
    43,700  Novoste Corp.                                  1,239,988(b)
    57,100  Orthodontic Centers of America, Inc.           1,109,881(b)
     8,900  PacifiCare Health Systems, Inc.                  707,550(b)
    23,900  Roberts Pharmaceutical Corp.                     519,825(b)
    72,000  Total Renal Care Holdings, Inc.                2,128,500(b)
                                                       -------------
                                                           9,372,363
                                                       -------------

Hospital Supplies & Management - 5.6%
    76,100  ADAC Labs, Inc.                                1,519,622(b)
    46,600  American Oncology Resources, Inc.                678,613(b)
    34,300  DENTSPLY International, Inc.                     883,225
    41,800  First Health Group Corp.                         692,313(b)
    51,800  Lincare Holdings, Inc.                         2,101,138(b)
    21,800  MedQuist Inc.                                    861,100(b)
    80,000  Mentor Corp.                                   1,875,000
    32,000  Omnicare, Inc.                                 1,112,000
    14,700  Patterson Dental Co.                             639,450(b)
    32,400  Pediatrix Medical Group, Inc.                  1,941,975(b)
    83,400  PSS World Medical, Inc.                        1,918,200(b)
    26,800  Quorum Health Group, Inc.                        346,725(b)
    49,100  Renal Care Group, Inc.                         1,414,694(b)
    51,300  STERIS Corp.                                   1,458,844(b)
    30,000  Universal Health Services, Inc.                1,556,250(b)
    20,600  Veterinary Centers of America, Inc.              410,713(b)
    15,500  VISX, Inc.                                     1,355,281(b)
                                                       -------------
                                                          20,765,143
                                                       -------------

Information Processing - 1.4%
    21,400  Catalina Marketing Corp.                       1,463,225(b)
    41,400  Data Processing Resources Corp.                1,210,950(b)
    43,000  Paymentech, Inc.                                 795,500(b)
    28,100  SCI Systems, Inc.                              1,622,775(b)
                                                       -------------
                                                           5,092,450
                                                       -------------

Machinery - 0.5%
    81,500  JLG Industries, Inc.                           1,273,438
    19,800  Terex Corp.                                      565,538(b)
                                                       -------------
                                                           1,838,976
                                                       -------------

Media & Communications - 5.7%
    43,800  ACNielsen Corp.                                1,237,350(b)
     1,000  American Tower Corp.                              29,563(b)
    52,200  Century Communications Corp., Class A          1,655,719(b)
    41,800  Chancellor Media Corp.                         2,001,175(b)
    13,600  Cox Radio, Inc., Class A                         574,600(b)
    38,900  Emmis Communications Corp., Class A            1,687,288(b)
    35,900  Harte-Hanks, Inc.                              1,023,150
    20,000  Heftel Broadcasting Corp., Class A               985,000(b)
    29,700  Jacor Communications, Inc.                     1,911,938(b)
    49,700  Level One Communications, Inc.                 1,764,350(b)
    14,200  Media General, Inc.                              752,600
    58,805  Outdoor Systems, Inc.                          1,764,150(b)
    39,800  TCA Cable TV, Inc.                             1,420,363
    40,800  United Video Satellite
              Group, Inc., Class A                           963,900(b)
    22,400  Univision Communications, Inc.,  Class A         810,600(b)
    20,200  Valassis Communications, Inc.                  1,042,825(b)
    22,200  World Color Press, Inc.                          675,713(b)
    25,200  Young Broadcasting Inc., Class A               1,055,250(b)
                                                       -------------
                                                          21,355,534
                                                       -------------

Mining & Metals - 0.1%
    30,500  RTI International Metals, Inc.                   427,000(b)
                                                       -------------

Miscellaneous Consumer
Products - 2.6%
    48,600  Blyth Industries, Inc.                         1,518,750(b)
    33,290  Equity Corporation International                 884,266(b)
    32,700  Fossil, Inc.                                     940,125(b)
    42,500  HA LO Industries, Inc.                         1,599,063(b)
    50,800  Jones Apparel Group, Inc.                      1,120,775(b)
    67,400  Nautica Enterprises, Inc.                      1,011,000(b)
    19,700  North Face (The), Inc.                           256,100(b)
    19,500  Pillowtex Corp.                                  521,625
    28,600  Quiksilver, Inc.                                 858,000(b)
     5,400  Tefron, Ltd.                                      35,438(b)
    30,800  Wesley Jessen VisionCare, Inc.                   854,700(b)
                                                       -------------
                                                           9,599,842
                                                       -------------

Pharmaceuticals - 2.9%
    26,800  Barr Laboratories, Inc.                        1,286,400(b)
    11,900  Biogen, Inc.                                     987,700(b)
    28,200  Express Scripts, Inc., Class A                 1,892,925(b)
    15,500  IDEXX Laboratories, Inc.                         417,047(b)
       900  K-V Pharmaceutical Co., Class A                   18,619(b)
    45,000  PAREXEL International Corp.                    1,125,000(b)
    15,800  Sofamor Danek Group, Inc.                      1,923,650(b)
    92,340  Theragenics Corp.                              1,552,466(b)
    28,000  Watson Pharmaceuticals, Inc.                   1,760,500(b)
                                                       -------------
                                                          10,964,307
                                                       -------------

Pollution Control - 0.4%
    70,700  Allied Waste Industries, Inc.                  1,670,288(b)
                                                       -------------

Real Estate Investment Trust - 0.4%
    38,700  Apartment Investment & Management              1,439,156
                                                       -------------

Restaurants - 1.3%
    39,700  Applebee's International, Inc.                   818,813
    43,780  CKE Restaurants, Inc.                          1,288,774
    50,700  Dave & Busters, Inc.                           1,169,269(b)
     9,000  Logan's Roadhouse, Inc.                          211,500(b)
    37,400  Outback Steakhouse, Inc.                       1,491,325(b)
                                                       -------------
                                                           4,979,681
                                                       -------------

Retail - 8.6%
    33,000  Barnes and Noble, Inc.                         1,402,500(b)
    44,200  Bed, Bath & Beyond, Inc.                       1,508,325(b)
    49,200  Borders Group, Inc.                            1,226,925(b)
    31,600  Buckle (The), Inc.                               758,400(b)
    20,600  CDW Computer Centers, Inc.                     1,976,313(b)
    34,600  Day Runner, Inc.                                 501,700(b)
    39,600  Dollar Tree Stores, Inc.                       1,730,025(b)
    42,800  Family Dollar Stores, Inc.                       941,600
    27,370  Fred Meyer, Inc.                               1,649,043(b)
    42,300  General Nutrition Companies                      687,375(b)
    36,600  Guitar Center, Inc.                              901,275(b)
    49,350  Insight Enterprise, Inc.                       2,510,681(b)
    24,800  Kenneth Cole Productions, Inc.,
              Class A                                        465,000(b)
    32,000  Lands' End, Inc.                                 862,000(b)
    27,800  Linens 'N Things, Inc.                         1,101,575(b)
    42,000  Men's (The) Wearhouse, Inc.                    1,333,500(b)
    48,500  Neiman Marcus Group, Inc.                      1,209,469(b)
    49,500  Office Depot, Inc.                             1,828,406(b)
    36,150  Pacific Sunwear of California                    591,956(b)
    39,700  Polo Ralph Lauren Corp.                          761,744(b)
    54,800  Renters Choice, Inc.                           1,739,900(b)
    33,000  Ross Stores, Inc.                              1,299,375
    48,900  SLI, Inc.                                      1,356,975(b)
    72,400  Stein Mart, Inc.                                 504,538(b)
    22,800  Whole Foods Market, Inc.                       1,102,950(b)
    49,900  Williams-Sonoma, Inc.                          2,011,594(b)
                                                       -------------
                                                          31,963,144
                                                       -------------

Telecommunications Equipment - 2.8%
    40,600  Dialogic Corp.                                   798,044(b)
    40,300  Gilat Satellite Networks, Ltd.                 2,221,538(b)
    30,400  Inter-Tel, Inc.                                  710,600
    24,200  Omnipoint Corp.                                  225,363(b)
    21,700  Pacific Gateway Exchange, Inc.                 1,042,956(b)
    42,900  Premisys Communications, Inc.                    394,144(b)
    70,300  Proxim, Inc.                                   1,876,131(b)
    52,200  Tekelec Co.                                      864,563(b)
    39,300  Transaction Network Services, Inc.               788,456(b)
    39,600  USA Networks, Inc.                             1,311,750(b)
                                                       -------------
                                                          10,233,545
                                                       -------------

Telephone Services - 0.7%
    20,200  Comverse Technology, Inc.                      1,434,200(b)
    31,000  InterVoice, Inc.                               1,069,500(b)
                                                       -------------
                                                           2,503,700
                                                       -------------

Transportation Services - 2.0%
    64,800  BE Aerospace, Inc.                             1,360,800(b)
    44,200  Coach USA, Inc.                                1,533,188(b)
    32,880  Expeditors International of
              Washington, Inc.                             1,380,960
    69,800  Swift Transportation Co., Inc.                 1,956,581(b)
    41,700  USFreightways Corp.                            1,214,513
                                                       -------------
                                                           7,446,042
                                                       -------------

            Total Common Stocks
              (cost $332,721,477)                        361,095,702
                                                       -------------

  Principal
   Amount
------------
SHORT-TERM SECURITIES - 2.9% (a)
Commercial Paper
$10,600,000  New Center Asset Trust, 5.23%,
               Due 1/4/1999
               (at amortized cost)                        10,595,380
                                                       -------------

             Total Investments
               (cost $344,316,857)                       371,691,082(d)
                                                       =============


NOTES TO PORTFOLIO OF INVESTMENTS:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Opportunity Growth Portfolio.
(b) Currently non-income producing.
(c) Includes stock rights that automatically traded with the stock and had no separate value at December 31, 1998.
(d) At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $344,446,308 and the net unrealized appreciation of investments based on that cost was $27,244,774 which is comprised of $64,215,748 aggregate gross unrealized appreciation and $36,970,974 aggregate gross unrealized depreciation.



The accompanying notes are an integral part of the financial statements.



LB SERIES FUND, INC.
Mid Cap Growth Portfolio
Portfolio of Investments
December 31, 1998

   Shares                                                  Value
--------------                                         -------------
COMMON STOCKS - 95.6% (a)
Aerospace - 0.4%
     7,550  BE Aerospace, Inc.                               158,524(b)
     4,950  Sunstrand Corp.                                  256,781
                                                       -------------
                                                             415,305
                                                       -------------

Airlines - 1.3%
     5,700  ASA Holdings, Inc.                               173,850
    11,440  Comair Holdings, Inc.                            386,100
     4,300  Delta Air Lines, Inc.                            223,600
     6,460  Expeditors International of
              Washington, Inc.                               271,320
     9,575  Southwest Airlines Co.                           214,839
                                                       -------------
                                                           1,269,709
                                                       -------------

Appliances & Furnishings - 0.2%
     3,400  Maytag Corp.                                     211,650
                                                       -------------

Automotive - 1.7%
    13,190  AutoZone, Inc.                                   434,446(b)
     7,000  Borg-Warner Automotive, Inc.                     390,688
     7,400  Dana Corp.                                       302,475
     1,400  SPX Corp.                                         93,800(b)
    14,370  Tower Automotive, Inc.                           358,352(b)
                                                       -------------
                                                           1,579,761
                                                       -------------

Bank & Finance - 8.8%
     7,600  Associates First Capital Corp.                   322,050
     4,200  Bear Stearns Cos., Inc.                          156,975
     1,500  Capital One Financial Corp.                      172,500
     5,990  Charter One Financial, Inc.                      166,223
     3,200  Chase Manhattan Corp.                            217,800
     6,010  Citigroup, Inc.                                  297,495
     9,230  City National Corp.                              384,199
     3,330  Crestar Financial Corp.                          239,760
     2,920  Donaldson, Lufkin & Jenrette, Inc.               119,720
     4,740  EVEREN Capital Corp.                             107,835
     9,660  Finova Group, Inc.                               521,036
     1,900  First American Corp.                              84,313
     5,340  First Union Corp.                                324,739
     2,200  Firstar Corp.                                    205,150
     4,300  Franklin Resources, Inc.                         137,600
     2,200  Lehman Brothers Holdings, Inc.                    96,938
     2,400  Merrill Lynch & Co., Inc.                        160,200
     2,200  Morgan Stanley Dean Witter & Co.                 156,200
     7,550  Mutual Risk Management, Ltd.                     295,394
     4,910  Northern Trust Corp.                             428,704
     3,250  PaineWebber Group, Inc.                          125,531
     2,290  PMI Group                                        113,069
     7,300  Profit Recovery Group
              International, Inc.                            273,294(b)
    11,930  Provident Companies, Inc.                        495,095
     5,100  Providian Financial Corp.                        382,500
     1,300  Standard & Poor's Depositary
              Receipts Trust                                 159,900
     5,890  State Street Corp.                               409,723
     8,760  Summit Bancorp                                   382,703
     5,770  SunAmerica, Inc.                                 468,091
     9,970  TCF Financial Corp.                              241,149
    10,500  T. Rowe Price Associates, Inc.                   359,625
     7,300  Zions Bancorp                                    455,338
                                                       -------------
                                                           8,460,849
                                                       -------------

Broadcasting - 3.4%
    11,650  Chancellor Media Corp.                           557,744(b)
    13,260  Clear Channel Communications, Inc.               722,670(b)
     9,200  Comcast Corp., Class A                           539,925
     9,100  Fox Entertainment Group, Inc.                    229,206(b)
     6,000  Infinity Broadcasting Corp.                      164,250(b)
     8,010  Jacor Communications, Inc.                       515,644(b)
    12,700  Sinclair Broadcast Group, Inc.                   248,444(b)
     5,800  Tele-Communications, Inc.,
              TCI Group, Series A                            320,813(b)
                                                       -------------
                                                           3,298,696
                                                       -------------

Building Products & Materials - 0.3%
     2,765  Fastenal Co.                                     121,660
     8,480  Leggett & Platt, Inc.                            186,560
                                                       -------------
                                                             308,220
                                                       -------------

Chemicals - 0.2%
    10,050  Crompton & Knowles Corp.                         207,909
                                                       -------------

Computer Software - 10.7%
     8,400     Acclaim Entertainment, Inc.                   102,900(b)
     9,260     America Online, Inc.                        1,481,600
     5,780     American Power Conversion Corp.               279,969(b)
    12,000     Arrow Electronics, Inc.                       320,250(b)
     5,030     Autodesk, Inc.                                214,718
     9,900     AXENT Technologies, Inc.                      302,569(b)
     8,880     BMC Software, Inc.                            395,715(b)
    15,100     Cadence Design Systems, Inc.                  449,224(b)
     5,030     Citrix Systems, Inc.                          488,224(b)
     7,880     Compuware Corp.                               615,625(b)
     6,390     Documentum, Inc.                              341,466(b)
    10,390     HBO & Co.                                     298,063
     8,010     HNC Software, Inc.                            323,904(b)
     7,690     Keane, Inc.                                   307,119(b)
     3,700     Macromedia, Inc.                              124,644(b)
     2,380     Microsoft Corp.                               330,076(b)
     3,800     Network Associates, Inc.                      251,750(b)
     8,600     Oracle Corp.                                  370,875(b)
     9,200     Parametric Technology Corp.                   150,650(b)
    18,480     Platinum Technology, Inc.                     353,430(b)
     8,600     Project Software &
                 Development, Inc.                           288,100(b)
    13,700     Rational Software Corp.                       363,050(b)
     9,160     Saville Systems Ireland plc ADR (USD)         174,040(b)
     5,440     Shared Medical Systems Corp.                  271,320
     5,700     Siebel Systems, Inc.                          193,444(b)
     4,280     Sterling Commerce, Inc.                       192,600(b)
    15,210     SunGard Data Systems, Inc.                    603,647(b)
     7,340     Synopsys, Inc.                                398,195(b)
     5,200     Veritas Software Corp.                        311,675(b)
                                                       -------------
                                                          10,298,842
                                                       -------------

Computers & Office Equipment - 7.9%
     9,710  3Com Corp.                                       435,129(b)
    11,000  Apple Computer                                   450,313(b)
     6,300  At Home Corp., Series A                          467,775(b,d)
     4,600  Cisco Systems, Inc.                              426,938(b)
     5,800  CNet, Inc.                                       317,913(b)
     7,420  Compaq Computer Corp.                            311,176
     3,200  Comverse Technology, Inc.                        227,200(b)
     5,700  EMC Corp.                                        484,500(b)
     5,000  Excite, Inc.                                     210,313(b,d)
     3,400  Gateway 2000, Inc.                               174,038(b)
     4,700  GeoCities Corp.                                  158,038(b)
     6,760  Herman Miller, Inc.                              181,675
     7,280  Hon Industries, Inc.                             174,265
     2,600  Intuit, Inc.                                     188,500(b)
     3,200  Legato Systems, Inc.                             211,000(b)
     2,080  Lexmark International
              Group, Inc., Class A                           209,040(b)
     3,600  Lycos, Inc.                                      200,025(b)
     5,780  Network Appliance, Inc.                          260,100(b)
    15,300  Novell, Inc.                                     277,313(b)
    12,000  PRI Automation, Inc.                             312,000(b)
    13,500  Quantum Corp.                                    286,875(b)
     4,600  RealNetworks, Inc.                               165,025(b)
    10,150  Seagate Technology, Inc.                         307,038(b)
     2,380  Sun Microsystems, Inc.                           203,788(b)
     3,920  Systems & Computer Technology Corp.               53,900(b)
     3,380  Tech Data Corp.                                  136,045(b)
     7,100  Teradyne, Inc.                                   300,863(b,c)
    11,500  Verio, Inc.                                      257,313(b)
     9,900  Western Digital Corp.                            149,119(b,c)
                                                       -------------
                                                           7,537,217
                                                       -------------

Conglomerates - 0.6%
     8,700  ITT Industries, Inc.                             345,825
     3,480  Tyco International, Ltd.                         262,523
                                                       -------------
                                                             608,348
                                                       -------------

Construction & Home Building - 0.4%
     8,760  Centex Corp.                                     394,748
                                                       -------------

Containers & Packaging - 0.3%
     9,220  Owens-Illinois, Inc.                             282,363(b)
                                                       -------------

Drugs & Health Care - 7.6%
     5,040  Alza Corp.                                       263,340(b)
     3,200  Amgen, Inc.                                      334,600
     8,100  Arterial Vascular Engineering                    425,250(b)
    11,900  Biochem Pharma, Inc.                             340,638(b)
     3,260  Biogen, Inc.                                     270,580(b)
     6,330  Biomet, Inc.                                     254,783
     2,490  Cardinal Health, Inc.                            188,929
     6,580  Centocor, Inc.                                   296,923(b)
     5,930  Elan Corp. plc, ADR (USD)                        412,506(b)
     3,100  Eli Lilly & Co.                                  275,513
     5,840  Forest Laboratories, Inc.                        310,615(b)
     4,740  Genzyme Corp.                                    235,815(b)
     7,680  Gilead Sciences, Inc.                            315,360(b)
     1,890  Guidant Corporation                              208,373
     4,500  Haemonetics Corp.                                102,375(b)
     8,900  HCR Manor Care, Inc.                             261,438(b)
    13,280  Luxottica Group S.P.A. ADR (USD)                 159,360
     4,460  McKesson Corp.                                   352,619
     2,000  MedImmune, Inc.                                  198,875(b)
     8,020  Mylan Laboratories, Inc.                         252,630
     9,320  Rite Aid Corp.                                   461,923
     3,640  Sofamor Danek Group, Inc.                        443,170(b)
     6,060  STERIS Corp.                                     172,331(b)
    11,350  Watson Pharmaceuticals, Inc.                     713,631(b)
                                                       -------------
                                                           7,251,577
                                                       -------------

Electric Utilities - 0.2%
     4,680  AES (The) Corp.                                  221,715(b)
                                                       -------------

Electrical Equipment - 1.2%
     6,290  Applied Materials, Inc.                          268,504(b)
     7,470  KLA Instruments Corp.                            324,011(b)
     5,790  Novellus Systems, Inc.                           286,605(b)
     4,300  Symbol Technologies, Inc.                        274,931
                                                       -------------
                                                           1,154,051
                                                       -------------

Electronics - 6.9%
     8,420  Altera Corp.                                     512,568(b)
     6,300  AMP, Inc.                                        327,994
     9,300  Analog Devices, Inc.                             291,788(b)
     5,400  Avnet, Inc.                                      326,700
     2,000  Jabil Circuit, Inc.                              149,250(b)
     5,380  Linear Technology Corp.                          481,846
    10,920  Maxim Integrated Products, Inc.                  477,068(b)
    11,900  Mettler-Toledo International Inc.                333,944(b)
     4,100  Micrel, Inc.                                     225,500(b)
     7,360  Microchip Technology, Inc.                       272,320(b)
    11,800  Oak Industries, Inc.                             413,000(b)
     3,260  PMC-Sierra, Inc.                                 205,788(b)
     1,700  SCI Systems, Inc.                                 98,175(b)
    15,000  Smart Modular Technologies, Inc.                 416,250(b)
     3,340  Solectron Corp.                                  310,411(b)
     8,070  Uniphase Corp.                                   559,856(b)
    10,170  Vitesse Semiconductor Corp.                      464,006(b)
     3,860  Waters Corp.                                     336,785(b)
     6,730  Xilinx, Inc.                                     438,291(b)
                                                       -------------
                                                           6,641,540
                                                       -------------

Food & Beverage - 1.1%
     4,900  Coca-Cola Enterprises, Inc.                      175,175
    17,030  Flowers Industries, Inc.                         407,656
     6,500  Nabisco Holdings, Inc.                           269,750
     3,680  U.S. Foodservice                                 180,320(b)
                                                       -------------
                                                           1,032,901
                                                       -------------

Healthcare Management - 3.9%
     7,300  Allegiance Corp.                                 340,363
     3,700  Express Scripts, Inc., Class A                   248,363(b)
    24,870  HEALTHSOUTH Corp.                                383,931(b)
     3,770  Henry Schein, Inc.                               168,708(b)
     7,500  Humana, Inc.                                     133,594(b)
     5,000  Lincare Holdings, Inc.                           202,813(b)
    14,670  Omnicare, Inc.                                   509,783
    10,730  Orthodontic Centers of
              America, Inc.                                  208,564(b)
     7,180  Quintiles Transnational Corp.                    383,233(b)
    17,710  Total Renal Care Holdings, Inc.                  523,552(b)
    13,770  Trigon Healthcare, Inc.                          513,793(b)
     1,990  Wellpoint Health Networks Inc.                   173,130(b)
                                                       -------------
                                                           3,789,827
                                                       -------------

Hospital Management - 0.7%
    25,875  Health Management Associates,
              Inc., Class A                                  559,547(b)
     3,140  Tenet Healthcare Corporation                      82,425(b)
                                                       -------------
                                                             641,972
                                                       -------------

Household Products - 0.5%
    15,330  Dial Corp.                                       442,654
                                                       -------------

Insurance - 1.6%
    10,800  AFLAC, Inc.                                      475,200
     6,350  Allmerica Financial Corp.                        367,506
     9,350  Nationwide Financial Services,
              Class A                                        483,278
     8,825  Old Republic International Corp.                 198,563
                                                       -------------
                                                           1,524,547
                                                       -------------

Leisure & Entertainment - 1.0%
     4,300  Carnival Corp., Inc.                             206,400
     3,960  Harley Davidson, Inc.                            187,605(c)
     5,400  Royal Caribbean Cruises, Ltd.                    199,800
     6,660  Time Warner, Inc.                                413,336
                                                       -------------
                                                           1,007,141
                                                       -------------

Machinery & Equipment - 1.5%
     9,500  Applied Power, Inc.                              358,625
     7,860  Black & Decker Corp.                             440,651
     7,545  Crane Co.                                        227,765
     3,500  Danaher Corp.                                    190,094
    11,470  MSC Industrial Direct Co., Inc.,
                 Class A                                     259,509(b)
                                                       -------------
                                                           1,476,644
                                                       -------------

Media - 1.5%
     4,000  Cox Communications, Inc., Class A                276,500(b)
    20,730  Outdoor Systems, Inc.                            621,900(b)
    10,990  Tele-Communications, Inc.,
              Liberty Media Group, Series A                  506,227(b)
                                                       -------------
                                                           1,404,627
                                                       -------------

Natural Gas - 0.6%
    10,000  Consolidated Natural Gas Co.                     540,000
                                                       -------------

Oil & Oil Service - 3.0%
     6,730  Apache Corp.                                     170,353
     8,380  BJ Services Co.                                  130,938(b)
     8,340  Cooper Cameron Corp.                             204,330(b)
     5,640  Devon Energy Corp.                               173,078
    10,100  Diamond Offshore Drilling, Inc.                  239,244
    11,320  ENSCO International, Inc.                        120,983
    13,720  Global Marine, Inc.                              126,053(b)
    15,960  Noble Drilling Corp.                             206,483(b)
    12,640  R&B Falcon Corp.                                  96,380(b)
     3,050  Schlumberger, Ltd.                               140,681
     8,590  Smith International, Inc.                        216,361(b)
     8,880  Sunoco, Inc.                                     320,235
     6,250  Tosco Corp.                                      161,719
     6,160  Transocean Offshore, Inc.                        165,165
    10,490  USX-Marathon Group                               316,011
     4,840  Weatherford International, Inc.                   93,775(b)
                                                       -------------
                                                           2,881,789
                                                       -------------

Paper & Forest Products - 0.3%
     6,600  Bowater, Inc.                                    273,488
                                                       -------------

Pollution Control - 1.1%
    10,900  Allied Waste Industries, Inc.                    257,513(b)
    18,400  Catalyca, Inc.                                   331,200(b)
    10,070  Waste Management, Inc.                           469,514
                                                       -------------
                                                           1,058,227
                                                       -------------

Publishing & Printing - 0.3%
    10,580  World Color Press, Inc.                          322,029(b)
                                                       -------------

Railroads - 0.2%
     4,930  CSX Corp.                                        204,595
                                                       -------------

Restaurants - 1.3%
    18,800  Darden Restaurants, Inc.                         338,400
     5,600  Outback Steakhouse, Inc.                         223,300(b)
     6,750  Papa John's International, Inc.                  297,844(b)
     6,500  Starbucks Corp.                                  364,813(b)
                                                       -------------
                                                           1,224,357
                                                       -------------

Retail - 10.0%
     5,800  Abercrombie & Fitch Co., Class A                 410,350(b)
     8,400  Albertson's, Inc.                                534,975
    15,300  Bed, Bath & Beyond, Inc.                         522,113(b)
     7,340  Circuit City Stores, Inc.                        366,541
     5,100  Costco Companies, Inc.                           368,156(b)
     6,300  CVS Corp.                                        346,500
     4,300  Dayton Hudson Corp.                              233,275
     9,900  Dollar Tree Stores, Inc.                         432,506(b)
     6,770  Eagle Hardware & Garden, Inc.                    220,025(b)
     4,290  Ethan Allen Interiors, Inc.                      175,890
     8,490  Fred Meyer, Inc.                                 511,523(b)
     9,920  Kohl's Corp.                                     609,460(b)
    17,600  Limited, Inc.                                    512,600
     5,300  Lowe's Companies                                 271,294
    10,735  Men's (The) Wearhouse, Inc.                      340,836(b)
    20,900  Office Depot, Inc.                               771,994(b)
     6,500  Ross Stores, Inc.                                255,938
     8,060  Safeway, Inc.                                    491,156(b)
     9,050  Saks, Inc.                                       285,641(b)
    20,330  Staples, Inc.                                    888,167(b)
    23,920  TJX Companies, Inc.                              693,680
     8,500  Williams-Sonoma, Inc.                            342,656(b)
                                                       -------------
                                                           9,585,276
                                                       -------------

Services - 7.1%
    13,000  Acxiom Corp.                                     403,000(b)
     2,430  Apollo Group, Inc., Class A                       82,316(b)
     8,850  Cambridge Technology
              Partners, Inc.                                 195,806(b)
     2,900  Cintas Corp.                                     204,269
     6,300  Computer Sciences Corp.                          405,956
     8,200  Concord EFS, Inc.                                347,475(b)
     4,800  Covance, Inc.                                    139,800(b)
     3,200  DST Systems, Inc.                                182,600(b)
     8,200  Electronic Data Systems Corp.                    412,050
     6,580  Equifax, Inc.                                    224,954
     9,100  First Data Corp.                                 288,356
    13,140  Fiserv, Inc.                                     675,889(b)
    10,430  Getty Images, Inc.                               179,266(b)
    11,500  IDEXX Laboratories, Inc.                         309,422(b)
     2,000  Interpublic Group of Cos., Inc.                  159,500
     9,330  ITT Educational Services, Inc.                   317,220(b)
     9,690  Modis Professional Services, Inc.                140,505(b)
     6,760  Omnicom Group, Inc.                              392,080
     7,120  Paychex, Inc.                                    366,235
     8,900  Renters Choice, Inc.                             282,575(b)
     5,420  Robert Half International, Inc.                  242,206(b)
     4,210  Service Corp. International                      160,243
     6,960  Stewart Enterprises, Inc.,
              Class A                                        154,860
    10,800  Sylvan Learning Systems, Inc.                    329,400(b)
     6,600  Young & Rubicam, Inc.                            213,675(b)
                                                       -------------
                                                           6,809,658
                                                       -------------

Telecommunications Equipment - 3.0%
     5,700  ADC Telecommunications, Inc.                     198,075(b)
     9,300  Ascend Communications, Inc.                      611,475(b)
     3,000  Bisys (The) Group, Inc.                          154,875(b)
     7,100  Global TeleSystems Group, Inc.                   395,825(b)
     6,800  Level One Communications, Inc.                   241,400(b)
     2,900  Lucent Technologies, Inc.                        319,000
     4,300  Motorola, Inc.                                   262,569
     1,900  Nokia Corp. ADR (USD)                            228,831
     2,560  Tellabs, Inc.                                    175,520(b)
     7,100  Terayon Communication Systems, Inc.              262,700(b)
                                                       -------------
                                                           2,850,270
                                                       -------------

Telephone & Telecommunications - 3.7%
     4,560  Century Telephone Enterprises                    307,800
     9,110  Cincinnati Bell, Inc.                            344,472
     4,700  Level 3 Communications
              Holdings Corp.                                 218,844(b)
     7,400  MCI Worldcom, Inc.                               530,950(b)
     9,600  Newbridge Networks Corp.                         291,600(b)
     8,670  Pacific Gateway Exchange, Inc.                   416,702(b)
    10,500  Qwest Communications
              International, Inc.                            525,000(b)
     9,300  RSL Communications, Ltd.                         274,350(b)
    13,100  Tel-Save Holdings, Inc                           219,425(b)
    17,270  Western Wireless Corp., Class A                  379,940(b)
                                                       -------------
                                                           3,509,083
                                                       -------------

Textiles & Apparel - 0.7%
    10,500  Jones Apparel Group, Inc.                        231,656(b)
     3,850  Tommy Hilfiger Corp.                             231,000(b)
     8,320  Stewart Enterprises, Inc., Class A               210,080
                                                       -------------
                                                             672,736
                                                       -------------

Trucking - 0.4%
     3,100  Airborne Freight Corp.                           111,794
    10,360  USFreightways Corp.                              301,736
                                                       -------------
                                                             413,530
                                                       -------------

            Total Common Stocks
              (cost $81,892,562)                          91,807,851
                                                       -------------


  Principal
   Amount
------------
SHORT-TERM
SECURITIES - 4.4% (a)
U.S. Government Agency
$4,210,000  Federal Home Loan Bank
              Discount Notes, 4.2%,
              due 1/4/1999
              (at amortized cost)                          4,208,527
                                                       -------------

            Total Investments
              (cost $86,101,089)                         $96,016,378(e)
                                                       =============



NOTES TO PORTFOLIO OF INVESTMENTS:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Mid Cap Growth Portfolio.
(b) Currently non-income producing.
(c) Includes stock rights that automatically traded with the stock and had no separate value at December 31, 1998.
(d) At December 31, 1998, common stocks valued at $440,488 were held in escrow to cover call options written as follows:

                 Number of      Exercise     Expiration
Type             Contracts       Price           Date       Value
------          ------------   ----------   ------------   -------
At Home Corp.        31           $80         1/15/1999    $ 9,300
Excite, Inc.         50            45         1/15/1999     17,500
                     --                                    -------
                     81                                    $26,800
                     ==                                    =======

(e) At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $87,116,796 and the net unrealized appreciation of investments based on that cost was $8,899,581 which is comprised of
    $13,713,646 aggregate gross unrealized appreciation and $4,814,065 aggregate gross unrealized depreciation.
(f) Miscellaneous Footnotes:
(ADR) - American Depository Receipts



The accompanying notes are an integral part of the financial statements.




LB Series Fund, Inc.
World Growth Portfolio
Portfolio of Investments
December 31, 1998



   Shares                                                  Value
--------------                                         -------------
ARGENTINA - 0.7% (a)
COMMON STOCKS
    13,592  Banco de Galicia Buenos
              Aires 'B' ADR (USD)                       $    239,559
    10,799  Banco Frances del Rio de la
              Plata ADR (USD)                                224,079
    22,830  Telefonica de Argentina ADR (USD)                637,813
    47,286  YPF Sociedad Anonima ADR (USD)                 1,321,053
                                                       -------------
            Total Argentina                                2,422,504
                                                       -------------

AUSTRALIA - 2.0% (a)
COMMON STOCKS
    70,109  Australia Gas & Light                            504,970
    25,000  Brambles Industries, Ltd.                        608,953
   213,030  Colonial, Ltd.                                   731,030
    59,887  Commonwealth Bank of Australia                   850,029
   333,000  Goodman, Fielder, Wattie, Ltd.                   336,693
    35,000  John Fairfax Holdings, Ltd.                       71,849
    33,558  Lend Lease Corp.                                 452,403
       718  National Australia Bank, Ltd.                     10,823
   106,401  News Corp., Ltd.                                 702,863
   113,000  Publishing & Broadcasting, Ltd.                  493,713
   240,398  Telstra Corporation                            1,123,988
   145,544  Westpac Banking Corp.                            973,920
                                                       -------------
                                                           6,861,234
                                                       -------------

PREFERRED STOCKS
    90,402  News Corp., Ltd.                                 550,090
                                                       -------------
Total Australia                                            7,411,324
                                                       -------------

BELGIUM - 1.9% (a)
COMMON STOCKS
     2,693  Credit Communal Holding/Dexia                    447,925
     5,551  Fortis AG                                      1,999,131
    51,230  Kredietbank                                    4,030,824
       104  UCB                                              637,778
                                                       -------------
Total Belgium                                              7,115,658
                                                       -------------

BRAZIL - 1.2% (a)
COMMON STOCKS
     1,030  Brazil Fund (USD)                                 11,201
    10,360  Companhia Brasileira de
              Distribuicao Grupo Pao de
              Acucar GDR (USD)                               160,580
       391  Companhia Energetica Brasilia
              ADR (USD)                                        7,429
    25,513  Companhia Energetica Minas
              Gerais ADR (USD)                               484,747
    47,819  Telecomunicacues Brasilieras
              SA ADR (USD)                                 3,475,844
    15,000  Unibanco - Uniao de Bancos
              Brasileiros SA GDR                             216,563
                                                       -------------
Total Brazil                                               4,356,364
                                                       -------------

CANADA - 0.2% (a)
COMMON STOCKS
    16,090  Alcan Aluminum                                   436,856
     5,900  Royal Bank of Canada                             295,482
                                                       -------------
Total Canada                                                 732,338
                                                       -------------

CHILE - 0.1% (a)
COMMON STOCKS
     8,522  Chilectra ADR (USD)                              183,223
                                                       -------------

CHINA - 0.2% (a)
COMMON STOCKS
    41,360  Huaneng Power International
              'N' ADR (USD)                                  599,720(c)
                                                       -------------

CZECH REPUBLIC (b)
COMMON STOCKS
     7,000  SPT Telecom a.s.                                 106,815
                                                       -------------

DENMARK - 0.4% (a)
COMMON STOCKS
     5,244  Den Danske Bank                                  704,495
     2,287  Tele Danmark 'B'                                 308,680
     4,510  Unidanmark 'A'                                   407,468
                                                       -------------
Total Denmark                                              1,420,643
                                                       -------------

FINLAND - 0.7% (a)
COMMON STOCKS
    21,670  Nokia Oyj 'A'                                  2,634,909
                                                       -------------

FRANCE - 10.7% (a)
COMMON STOCKS
    12,259  Alcatel Alsthom                                1,499,760
    20,860  AXA                                            3,022,107
     2,581  Carrefour                                      1,947,637
    10,250  Cie de St. Gobain                              1,446,476
    12,414  Credit Commercial de France                    1,152,364
     1,539  Credit Local de France                           237,002
     2,513  Credit Local de France -
              Dexia France                                   386,996
    24,437  Eaux Cie Generale                              6,337,623
     4,890  Groupe Danone                                  1,399,392
     2,820  GTM Entrepose                                    292,542
     4,983  Lafarge Coppee                                   473,256
     5,500  Lapeyre                                          392,506
     2,319  Legrand                                          614,280
     1,094  L'Oreal                                          790,513
     1,877  Pathe SA                                         523,720
    21,925  Pinault-Printemps-Redoute SA                   4,188,142
       587  Primagaz                                          55,645
    16,059  Sanofi                                         2,642,511
    32,880  Schneider SA                                   1,993,618
     7,823  Societe Generale                               1,266,288
    10,605  Societe Nationale Elf Aquitaine                1,225,332
    14,838  Sodexho                                        3,317,385
     7,370  Television Francaise                           1,311,599
    29,959  Total 'B'                                      3,032,873
                                                       -------------
Total France                                              39,549,567
                                                       -------------

GERMANY - 7.2% (a)
COMMON STOCKS
     5,830  Allianz AG                                     2,137,363
    32,372  Bayer AG                                       1,350,938
    39,216  Bayerische Vereinsbank AG                      3,070,736
       400  Buderas AG                                       145,686
    27,131  Deutsche Bank AG                               1,596,181
    48,558  Deutsche Telekom AG                            1,596,651
    39,217  Dresdner Bank AG                               1,647,180
    17,778  Dresdner Bank AG Warrants
              Expiring 4/30/2002                             304,016(c)
    46,007  Gehe AG                                        3,174,610
     9,000  Hoechst AG                                       373,155
       520  Hornbach Baumarkt AG                              18,721
    27,770  Mannesmann AG                                  3,182,569
     4,716  Rhoen Klinikum AG                                468,318
     4,810  SAP AG                                         2,078,003
    12,653  Siemens AG                                       816,151
    34,915  Veba AG                                        2,088,699
     6,490  Volkswagon AG                                    517,923
                                                       -------------
                                                          24,566,900
                                                       -------------

PREFERRED STOCKS
     1,200  Fielmann AG                                       57,602
     1,450  Fresenius AG                                     305,382
     4,590  Hornbach Holdings AG                             272,657
     2,684  SAP AG                                         1,280,641
                                                       -------------
                                                           1,916,282
                                                       -------------
Total Germany                                             26,483,182
                                                       -------------

HONG KONG - 1.4% (a)
COMMON STOCKS
    35,000  Cheung Kong Holdings, Ltd.                       251,852
   176,000  China Telecom, Ltd.                              300,996
    39,000  Hang Seng Bank, Ltd.                             348,592
   135,000  Henderson Land Development, Ltd.                 698,733
    22,400  Hong Kong Shanghai Bank Holdings                 558,005
   282,000  Hong Kong Telecommunications, Ltd.               493,198
   301,000  Hutchison Whampoa                              2,127,078
    34,000  Sun Hung Kai Properties, Ltd.                    247,948
                                                       -------------
Total Hong Kong                                            5,026,402
                                                       -------------

INDIA - 0.1% (a)
COMMON STOCKS
    27,000  Mahanager Telephone Nigam, Ltd. GDR              334,125
                                                       -------------

IRELAND - 0.1% (a)
COMMON STOCKS
    28,507  CBT Group plc                                    424,042(c)
                                                       -------------

ITALY - 5.9% (a)
COMMON STOCKS
    42,560  Assicurazioni Generali                         1,776,068
    87,000  Banca Commerciale Italiana                       599,837
   672,000  Banca di Roma                                  1,137,984(c)
   383,177  Credito Italiano                               2,269,932
   361,491  Ente Nazionale Idrocarburi                     2,361,186
     9,074  Industrie Natuzzi SpA ADR (USD)                  225,716
   123,477  Instituto Bancario San Paolo
              di Torino                                    2,180,609
   482,000  Istituto Nazionale
              Delle Assicurazioni                          1,272,449
    71,600  Italgas                                          387,349
   178,645  Mediolanum SpA                                 1,323,536
    17,600  Rinascente                                       180,902
   449,400  Telecom Italia Mobile                          3,315,903
   548,903  Telecom Italia SpA                             4,680,838
                                                       -------------
Total Italy                                               21,712,309
                                                       -------------

JAPAN - 16.8% (a)
COMMON STOCKS
     5,340  Advantest Corp.                                  338,208
    31,000  Alps Electric                                    568,996
    73,000  Amada                                            353,215
   141,000  Canon                                          3,012,074
    45,000  Citizen Watch Co.                                270,677
    71,000  Dai Nippon Screen
              Manufacturing Co., Ltd.                        177,107
    77,000  Daiichi Pharmaceutical                         1,300,248
    98,000  Daiwa House                                    1,042,848
       207  DDI Corp.                                        769,040
       186  East Japan Railway                             1,038,178
    15,900  Fanuc                                            544,299
    30,000  Fujitsu, Ltd.                                    399,381
   170,000  Hitachi                                        1,052,632
     8,000  Honda Motor Co.                                  262,539
    28,000  Ito-Yokado                                     1,956,656
    79,000  Kao Corp.                                      1,781,955
    44,000  Kokuyo                                           591,986
    76,000  Komatsu                                          398,655
    43,000  Komori                                           905,263
   106,000  Kuraray                                        1,169,235
    34,000  Kyocera                                        1,795,489
    56,000  Makita                                           623,653
   104,000  Marui                                          2,000,885
   157,000  Matsushita Electric Industrial                 2,776,143
    92,000  Mitsubishi                                       528,969
   446,000  Mitsubishi Heavy Industries                    1,735,869
   246,000  Mitsui Fudosan                                 1,860,504
    51,000  Murata Manufacturing                           2,115,789
   269,000  NEC                                            2,474,657
   163,000  Nippon Denso                                   3,013,445
       203  Nippon Telegraph & Telecom                     1,565,820
   154,000  Nomura Securities                              1,341,796
        10  NTT Mobile Communication
              Network, Inc.                                  411,322
    26,000  Pioneer Electronic                               435,825
     4,000  Sangetsu Co., Ltd.                                59,797
   116,000  Sankyo Co.                                     2,534,454
   147,000  Sekisui Chemical                                 988,235
    90,000  Sekisui House                                    951,349
    11,000  Seven-Eleven Japan                               885,449
    85,300  Shin-Etsu Chemical                             2,052,331
    49,000  Shiseido Co., Ltd.                               629,350
    38,700  Sony                                           2,817,346
   199,000  Sumitomo                                         968,156
   246,000  Sumitomo Electric                              2,765,732
    36,000  Sumitomo Forestry                                257,939
    35,000  TDK                                            3,198,142
    32,000  Tokio Marine & Fire Insurance                    382,132
    16,900  Tokyo Electronics                                641,318
    31,800  Tokyo Steel Manufacturing                        159,211
    87,000  Toppan Printing                                1,062,008
    47,000  Uny Co.                                          858,514
                                                       -------------
Total Japan                                               61,824,821
                                                       -------------

LUXEMBOURG - 0.1% (a)
COMMON STOCKS
     1,800  Societe Europeenne des Satellites                287,209(c)
                                                       -------------

MEXICO - 1.1% (a)
COMMON STOCKS
    75,000  Cementos de Mexico ADR (USD)                     332,813
    47,850  Cemex 'B'                                        118,092
     1,435  Cemex SA de C.V.                                   3,092
    74,660  Gruma 'B'                                        188,402(c)
    20,695  Gruma SA ADR                                     205,657
   240,062  Grupo Industrial Maseca 'B'                      193,852
    17,500  Grupo Televisa GDR (USD)                         432,031(c)
   110,408  Kimberly-Clark Mexico 'A'                        351,050
    22,020  Panamerican Beverages 'A' ADR (USD)              480,311
    35,435  Telefonos de Mexico 'L' ADR (USD)              1,725,242
    20,700  TV Azteca SA ADR (USD)                           138,431
                                                       -------------
Total Mexico                                               4,168,973
                                                       -------------

NETHERLANDS - 11.0% (a)
COMMON STOCKS
    75,136  ABN Amro Holdings NV                           1,579,748
     9,160  Akzo Nobel NV                                    416,873
    37,210  ASM Lithography Holdings NV                    1,136,879(c)
   111,000  CLP Holdings, Ltd.                               553,023
    33,699  CSM                                            1,944,415
   185,199  Elsevier                                       2,592,609
    35,885  Fortis Amev NV                                 2,972,112
    10,231  Gucci Group NV ADR (USD)                         497,482
    99,082  ING Groep NV                                   6,038,691
    75,314  Koninklijke Ahold NV                           2,782,132
    29,310  Koninklijke Numico NV                          1,396,309
     8,490  KPN NV                                           424,794
    65,778  Royal Dutch Petroleum                          3,273,670
    26,070  Royal Phillips Electronics NV                  1,748,454
    10,200  ST Microelectronics                              802,719
     8,490  TNT Post Group NV                                273,404
    49,520  Unilever NV                                    4,230,564
    38,057  Wolters Kluwer                                 8,139,300
                                                       -------------
Total Netherlands                                         40,803,178
                                                       -------------

NEW ZEALAND - 0.2% (a)
COMMON STOCKS
    77,000  Telecom Corporation of New
              Zealand, Ltd.                                  168,149(c)
   132,000  Telecom Corp. of New Zealand                     573,037
                                                       -------------
Total New Zealand                                            741,186
                                                       -------------

NORWAY - 1.1% (a)
COMMON STOCKS
     5,570  Bergesen 'A'                                      66,707
    56,354  Norsk Hydro                                    1,906,031
   148,190  Orkla ASA                                      2,213,538
     6,910  Saga Petroleum ASA                                63,203
                                                       -------------
Total Norway                                               4,249,479
                                                       -------------

PORTUGAL - 0.5% (a)
COMMON STOCKS
    35,545  Jeronimo Martins                               1,945,389
                                                       -------------

RUSSIA - (b)
COMMON STOCKS
    13,070  Gazprom ADS (USD)                                110,768
     1,880  Lukoil holding AB ADR                             30,550
                                                       -------------
Total Russia                                                 141,318
                                                       -------------

SINGAPORE - 0.1% (a)
COMMON STOCKS
    35,416  Singapore Press Holdings, Ltd.                   386,122
                                                       -------------

SOUTH KOREA - 0.1% (a)
COMMON STOCKS
    53,991  Korea Equity Fund (USD)                          499,417
                                                       -------------

SPAIN - 3.1% (a)
COMMON STOCKS
    36,780  Banco Bilboa Vizcaya SA                          575,820(c)
    87,091  Banco Santander SA                             1,728,093
    40,178  Corporacion Bancaria de Espana SA              1,038,940
    57,564  Endesa SA                                      1,522,943
    11,276  Gas Natural SDG SA                             1,225,825
    59,060  Iberdrola                                      1,103,323
    13,325  Repsol SA                                        709,754
    77,344  Telefonica de Espana                           3,434,004
    77,344  Telefonica SA                                      6,857
                                                       -------------
Total Spain                                               11,345,559
                                                       -------------

SWEDEN - 3.5% (a)
COMMON STOCKS
    57,930  ABB AB                                           616,747
   175,540  Astra AB                                       3,564,900
    40,060  Atlas Copco 'B'                                  867,783
   107,225  Electrolux AB                                  1,841,016
     7,770  Esselte 'B'                                      127,192
     6,582  Granges AB                                        94,783
    37,250  Hennes & Mauritz AB                            3,035,091
   325,121  Nordbanken Holding AB                          2,080,826
     4,860  Sandvik 'A'                                       84,342
    29,620  Sandvik 'B'                                      510,388
                                                       -------------
Total Sweden                                              12,823,068
                                                       -------------

SWITZERLAND - 7.4% (a)
COMMON STOCKS
     1,320  ABB AG                                         1,547,063
     5,447  Adecco SA                                      2,486,183
     9,750  Credit Suisse Group                            1,525,988
     3,355  Nestle                                         7,302,504
     2,818  Novartis AG                                    5,538,764
       344  Roche Holdings                                 4,197,015
     1,542  Swisscom AG                                      645,447(c)
    13,738  UBS AG                                         4,220,307
                                                       -------------
Total Switzerland                                         27,463,271
                                                       -------------

UNITED KINGDOM - 18.8% (a)
COMMON STOCKS
   120,000  Abbey National                                 2,553,913
   421,000  Asda Group                                     1,129,615
   132,764  BG plc                                           853,625
   111,000  British Petroleum                              1,652,368
   245,000  Cable & Wireless                               2,995,846
   179,225  Cadbury Schweppes                              3,066,984
   257,800  Caradon plc                                      441,160
    62,000  Centrica plc                                     127,214(c)
   190,000  Compass Group plc                              2,168,633
   114,000  David S. Smith                                   200,764
    79,000  Electrocomponents                                521,067
    26,000  GKN plc                                          345,572
   191,500  Glaxo Wellcome                                 6,592,258
    11,000  Heywood Williams Group                            39,475
    58,000  John Laing 'A'                                   240,904
   593,000  Kingfisher                                     6,423,592
   555,000  National Westminster Bank                     10,742,233
    90,000  Rank Group plc                                   344,001
   496,000  Reed International plc                         3,938,993
    84,000  Rolls Royce                                      348,895
   122,000  RTZ                                            1,418,840
   240,000  Safeway plc                                    1,204,187
   992,000  Shell Transport & Trading                      6,098,023
   674,400  SmithKline Beecham plc                         9,346,698
   573,000  Tesco                                          1,665,974
   515,700  Tomkins                                        2,450,410
    71,000  Unilever plc                                     798,588
   186,000  United News & Media                            1,616,175
                                                       -------------
Total United Kingdom                                      69,326,007
                                                       -------------

 Principal
   Amount
------------
SHORT-TERM
SECURITIES - 3.4% (a)
Commercial Paper
$12,400,000  New Center Asset Trust,
               5.23%, Due 1/4/1999
               (at amortized cost)                        12,394,596
                                                       -------------
Total Investments                                       $368,912,718(e)
                                                       =============


Notes to Portfolio of Investments:
(a) The categories of investments are shown as a percentage of total investments of the World Growth Portfolio.
(b) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the World Growth Portfolio.
(c) Currently non-income producing.
(d) Security Classification:

                                                            % of
                           Cost             Value         Portfolio
                      -------------     -------------     ---------
Common Stocks
& Warrants            $ 296,280,555     $ 354,051,750         95.9%
Preferred Stocks          2,284,109         2,466,372          0.7%
Short-Term               12,394,596        12,394,596          3.4%
                      -------------     -------------     ---------
Total Investments     $ 310,959,260     $ 368,912,718        100.0%
                      =============     =============     =========

(e) At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $314,495,907 and the net unrealized appreciation of investments based on that cost was $54,416,811 which is comprised of
    $78,975,916 aggregate gross unrealized appreciation and $24,559,105 aggregate gross unrealized depreciation.
(f) Miscellaneous Footnotes:
(ADR) - American Depository Receipts
(GDR) - Global Depository Receipts
(USD) - Denominated in U.S. Dollars



The accompanying notes are an integral part of the financial statements.



LB SERIES FUND, INC.
World Growth Portfolio
Portfolio of Investments
December 31, 1998



   Shares                                                  Value
--------------                                         -------------
COMMON STOCKS - 94.5% (a)
Airlines - 0.9%
   196,100  Airborne Freight Corp.                     $   7,071,856
   100,000  Continental Airlines
              Holding, Inc., Class B                       3,350,000(b)
    53,800  Delta Air Lines, Inc.                          2,797,600
   268,700  Northwest Airlines Corp., Class A              6,868,613(b)
   467,850  Southwest Airlines Co.                        10,497,384
                                                       -------------
                                                          30,585,453
                                                       -------------

Appliances &
Furnishings - (c)
   142,300  Sunbeam Corp.                                    996,100
                                                       -------------

Automotive - 1.9%
   100,000  DaimlerChrysler AG                             9,606,250(b)
   250,000  Ford Motor Co.                                14,671,875
   215,700  General Motors Corp., Class H                  8,560,594(b)
   201,600  General Motors Corp.                          14,427,000
    80,000  Magna International, Inc.                      4,960,000
   350,000  Tower Automotive, Inc.                         8,728,125(b)
    38,000  Volvo Aktiebolaget ADR (USD)                     885,875
                                                       -------------
                                                          61,839,719
                                                       -------------

Bank & Finance - 14.9%
   142,500  Ace, Ltd.                                      4,907,344
   263,100  American Express Co.                          26,901,975
   341,900  American International Group, Inc.            33,036,088
   646,200  Associates First Capital Corp.                27,382,725
   603,800  Bank of New York Co., Inc.                    24,302,950
   255,632  Bank One Corp.                                13,053,209
   105,900  Bank United Corp.                              4,156,575
   549,999  BankAmerica Corp.                             33,068,690
   153,100  BankBoston Corp.                               5,961,331
   407,800  Chase Manhattan Corp.                         27,755,888
   773,100  Citigroup, Inc.                               38,268,450
    91,200  Compass Bancshares, Inc.                       3,471,300
   107,000  Crestar Financial Corp.                        7,704,000
   115,500  Donaldson, Lufkin & Jenrette, Inc.             4,735,500
   395,000  Federal Home Loan Mortgage Corp.              25,452,813
   470,000  Federal National Mortgage Association         34,780,000
   133,900  Finova Group, Inc.                             7,222,231
    54,200  First American Corp.                           2,405,125
   173,900  First Union Corp.                             10,575,294
   451,500  Fleet Financial Group, Inc.                   20,176,406
   129,800  Greenpoint Financial Corp.                     4,559,225
   375,000  Hibernia Corp., Class A                        6,515,625
   324,100  Keycorp                                       10,371,200
   215,000  Lehman Brothers Holdings, Inc.                 9,473,438
   570,000  MBNA Corp.                                    14,214,375
   237,700  Mellon Bank Corp.                             16,341,875
   185,000  Merrill Lynch & Co., Inc.                     12,348,750
   193,100  PaineWebber Group, Inc.                        7,458,488
    30,000  Progressive Corp.                              5,081,250
   121,660  Provident Bankshares Corporation               3,026,293
    85,000  Standard & Poor's Depositary
              Receipts Trust                              10,455,000
   236,900  Summit Bancorp                                10,349,569
   106,200  SunAmerica, Inc.                               8,615,475
   138,400  TCF Financial Corp.                            3,347,550
   453,900  U.S. Bancorp                                  16,113,450
                                                       -------------
                                                         493,589,457
                                                       -------------

Broadcasting - 1.9%
   359,200  CBS Corp.                                     11,763,800
   200,000  Chancellor Media Corp.                         9,575,000(b)
   220,000  Clear Channel Communications, Inc.            11,990,000(b)
   181,500  Cumulus Media, Inc., Class A                   3,017,438(b)
    38,000  Echostar Communications Corp.                  1,838,250(b)
   193,400  Fox Entertainment Group, Inc.                  4,871,263(b)
   350,000  Tele-Communications, Inc.,
              Liberty Media Group, Series A               16,121,875(b)
   106,200  TV Azteca, S.A. de C.V. ADR                      710,213
   100,000  USA Networks, Inc.                             3,312,500(b)
                                                       -------------
                                                          63,200,339
                                                       -------------

Building Materials - 0.3%
   350,000  Masco Corp.                                   10,062,500
                                                       -------------

Chemicals - 1.1%
   246,200  Air Products & Chemicals, Inc.                 9,848,000
   115,700  Avery Dennison Corp.                           5,213,731
   178,800  E.I. du Pont de Nemours and Co.                9,487,575
   252,900  Monsanto Co.                                  12,012,750
                                                       -------------
                                                          36,562,056
                                                       -------------

Computer Software - 5.9%
   200,000  America Online, Inc.                         32,000,000
   170,000  BMC Software, Inc.                            7,575,625(b)
   120,300  Cadence Design Systems, Inc.                  3,578,925(b)
   200,200  Compuware Corp.                              15,640,625(b)
   200,000  Electronic Arts, Inc.                        11,225,000(b)
   136,200  Excite, Inc.                                  5,728,913(b,c)
   123,300  HBO & Co.                                     3,537,169
   525,000  Microsoft Corp.                              72,810,938(b)
   130,000  Network Associates, Inc.                      8,612,500(b)
   195,900  Novell, Inc.                                  3,550,688(b)
   350,000  Oracle Corp.                                 15,093,750(b)
   219,600  Parametric Technology Corp.                   3,595,950(b)
   272,000  Platinum Technology, Inc.                     5,202,000(b)
   150,400  Security Dynamics Technologies, Inc.          3,459,200(b)
   120,900  Verio, Inc.                                   2,705,138(b)
   304,000  Viasoft, Inc.                                 2,128,000(b)
                                                       -------------
                                                         196,444,421
                                                       -------------

Computers & Office Equipment - 8.9%
   330,800  3Com Corp.                                    14,823,975(b)
   162,000  Apple Computer, Inc.                           6,631,875(b)
   771,100  Cisco Systems, Inc.                           71,567,719(b)
   778,800  Compaq Computer Corp.                         32,660,925
   300,000  Dell Computer Corp.                           21,956,250(b)
   235,000  FORE Systems, Inc.                             4,303,438(b)
   110,000  Gateway 2000, Inc.                             5,630,625(b)
   315,000  Hewlett Packard Co.                           21,518,438
   235,000  International Business
              Machines Corp.                              43,416,250
    85,000  Lexmark International Group, Inc.              8,542,500(b)
   175,000  Pitney Bowes, Inc.                            11,560,938
   184,300  Quantum Corp.                                  3,916,375(b)
   423,100  Seagate Technology, Inc.                      12,798,775(b)
   293,200  Sun Microsystems, Inc.                        25,105,250(b)
   100,000  Xerox Corp.                                   11,800,000
                                                       -------------
                                                         296,233,333
                                                       -------------

Conglomerates - 1.8%
   390,200  AlliedSignal, Inc.                            17,290,738
    28,200  Minnesota Mining & Manufacturing Co.           2,005,725
   446,000  Tyco International, Ltd.                      33,645,125
   300,000  U.S. Industries, Inc.                          5,587,500
                                                       -------------
                                                          58,529,088
                                                       -------------

Construction & Home Building - 0.3%
   250,000  Kaufman & Broad Home Corp.                     7,187,500
   123,100  Pulte Corp.                                    3,423,719
                                                       -------------
                                                          10,611,219
                                                       -------------

Drugs & Health Care - 12.6%
   424,900  Abbott Laboratories                           20,820,100
   325,000  American Home Products Corp.                  18,301,563
   150,000  Amgen, Inc.                                   15,684,375
   150,000  Arterial Vascular Engineering, Inc.            7,875,000(b)
   276,000  Baxter International, Inc.                    17,750,250
   115,200  Beckman Coulter, Inc.                          6,249,600
   594,900  Becton, Dickinson & Co.                       25,394,794
   255,000  Bristol-Myers Squibb Co.                      34,122,188
   109,100  Cardinal Health, Inc.                          8,277,963
   244,100  Centocor, Inc.                                11,015,013(b)
   103,900  Elan Corp. plc, ADR (USD)                      7,227,544(b)
   250,000  Eli Lilly & Co.                               22,218,750
   160,000  Genzyme Corp.                                  7,960,000(b)
    39,000  Guidant Corporation                            4,299,750
   360,000  Johnson & Johnson                             30,195,000
   230,000  Mallinckrodt, Inc.                             7,086,875
   140,000  McKesson Corp.                                11,068,750
   175,000  Medtronic, Inc.                               12,993,750
   216,900  Merck & Co., Inc.                             32,033,419
    62,500  Miravant Medical Technologies                    804,688(b)
   400,000  Pfizer, Inc.                                  50,175,000
   593,000  Schering-Plough Corp.                         32,763,250
   155,000  Smithkline Beecham plc., ADR (USD)            10,772,500
   300,000  Warner-Lambert Co.                            22,556,250
                                                       -------------
                                                         417,646,372
                                                       -------------

Electrical Equipment - 1.9%
   553,700  General Electric Co.                          56,512,006
   103,900  Honeywell, Inc.                                7,824,969
                                                       -------------
                                                          64,336,975
                                                       -------------

Electronics - 4.4%
   125,000  Advanced Micro Devices, Inc.                   3,617,188(b)
   232,700  Altera Corp.                                  14,165,613(b)
   146,100  Analog Devices, Inc.                           4,583,888(b)
   223,000  Applied Materials, Inc.                        9,519,313(b)
   580,000  Intel Corp.                                   68,766,250
   100,000  Novellus Systems, Inc.                         4,950,000(b)
   120,000  Philips Electronics N.V.                       8,122,500
   225,000  Texas Instruments, Inc.                       19,251,563
   175,000  Xilinx, Inc.                                  11,396,875(b)
                                                       -------------
                                                         144,373,190
                                                       -------------

Food & Beverage - 3.1%
   175,400  American Italian Pasta Co.                     4,626,175(b)
   300,000  Coca-Cola Co.                                 20,062,500
   138,300  Heinz (H.J.) Co.                               7,831,238
   130,000  IBP, Inc.                                      3,786,250
   371,400  International Home Foods, Inc.                 6,267,375(b)
   200,000  Nabisco Holdings, Inc.                         8,300,000
   633,800  PepsiCo, Inc.                                 25,946,188
   710,000  Sara Lee Corp.                                20,013,125
   124,500  Suiza Foods Corp.                              6,341,719(b)
                                                       -------------
                                                         103,174,570
                                                       -------------

Healthcare Management - 1.0%
   115,000  Aetna, Inc.                                    9,041,875
   220,200  Capital Senior Living Corp.                    3,069,038(b)
   250,000  Columbia/HCA Healthcare Corp.                  6,187,500
   338,200  Oxford Health Plans, Inc.                      5,030,725(b)
   333,600  Total Renal Care Holdings, Inc.                9,862,050(b)
                                                       -------------
                                                          33,191,188
                                                       -------------

Household Products - 2.3%
    80,000  Clorox Co.                                     9,345,000
   200,000  Colgate Palmolive Co.                         18,575,000
   300,000  Dial Corp.                                     8,662,500
   373,200  Gillette Co.                                  18,030,225
   230,000  Procter & Gamble Co.                          21,001,875
                                                       -------------
                                                          75,614,600
                                                       -------------

Insurance - 0.3%
    78,500  CMAC Investment Corp.                          3,606,094
    69,700  Lincoln National Corp.                         5,702,331
                                                       -------------
                                                           9,308,425
                                                       -------------

Leisure &
Entertainment - 1.6%
    40,000  Adams Golf, Inc.                                 163,750(b)
   165,600  American Skiing Co.                            1,273,050(b)
   160,500  Carnival Corp., Inc.                           7,704,000
   268,800  Disney (Walt) Co.                              8,064,000
   106,050  Sunterra Corp.                                 1,590,750(b)
   553,600  Time Warner, Inc.                             34,357,800
                                                       -------------
                                                          53,153,350
                                                       -------------

Machinery & Equipment - 0.6%
   393,800  AGCO Corp.                                     3,101,175
   270,000  Black & Decker Corp.                          15,136,875
                                                       -------------
                                                          18,238,050
                                                       -------------

Media - 1.4%
   103,000  Cablevision Systems Corp., Class A             5,169,313(b)
    42,000  Lamar Advertising Co.                          1,564,500(b)
   247,700  MediaOne Group, Inc.                          11,641,900(b)
   227,100  MediaOne Group, Inc.
              (Airtouch Communications,
              Premium Income
              Exchangeable Security)                      15,102,150
   235,000  News Corp., Ltd. ADR                           5,801,563
   154,600  Outdoor Systems, Inc.                          4,638,000(b)
    68,600  Times (The) Mirror Co.                         3,841,600
                                                       -------------
                                                          47,759,026
                                                       -------------

Mining & Metals - 0.6%
   170,000  Aluminum Co. of America                       12,675,625
   429,400  Homestake Mining Co.                           3,945,113
   152,100  USX-U.S. Steel Group, Inc.                     3,498,300
                                                       -------------
                                                          20,119,038
                                                       -------------

Oil & Oil Service - 3.8%
   123,600  Apache Corp.                                   3,128,625
   106,000  Atlantic Richfield Co.                         6,916,500
    68,600  British Petroleum Co. plc ADR                  5,706,663
   257,600  Chevron Corp.                                 21,364,700
   596,100  Halliburton Co.                               17,659,463
   283,200  Mobil Corp.                                   24,673,800
   289,600  R&B Falcon Corp.                               2,208,200(b)
   162,500  Smith International, Inc.                      4,092,969(b)
   197,500  Sunoco, Inc.                                   7,122,344
   156,800  Texaco, Inc.                                   8,290,800
   120,400  Total SA ADR                                   5,989,900
   225,000  Transocean Offshore, Inc.                      6,032,813
   342,500  USX-Marathon Group                            10,317,813
   200,000  Weatherford International, Inc.                3,875,000(b)
                                                       -------------
                                                         127,379,590
                                                       -------------

Paper & Forest Products - 0.4%
   187,800  Louisiana Pacific Corp.                        3,439,088
    45,700  Mead Corp.                                     1,339,581
    92,300  Temple Inland, Inc.                            5,474,544
   110,100  Willamette Industries, Inc.                    3,688,350
                                                       -------------
                                                          13,941,563
                                                       -------------

Pollution Control - 0.6%
   400,000  Republic Services, Inc., Class A               7,375,000(b)
   139,000  U.S. Filter Corp.                              3,179,625(b)
   165,200  Waste Management, Inc.                         7,702,450
                                                       -------------
                                                          18,257,075
                                                       -------------

Real Estate Investment
Trust - 0.5%
   127,000  Crescent Real Estate Equities                  2,921,000
   252,523  Equity Office Properties Trust                 6,060,552
   157,000  Glimcher Realty Trust                          2,462,938
   220,000  Simon Property Group, Inc.                     6,270,000
                                                       -------------
                                                          17,714,490
                                                       -------------

Restaurants - 0.9%
   500,000  Landry's Seafood Restaurant, Inc.              3,750,000(b)
   303,500  McDonald's Corp.                              23,255,688
    67,000  PR Chang's China Bistro, Inc.                  1,524,250(b)
                                                       -------------
                                                          28,529,938
                                                       -------------

Retail - 8.0%
   200,900  Borders Group, Inc.                            5,009,944(b)
   200,000  Circuit City Stores, Inc.                      9,987,500
   112,600  Computer Literacy, Inc.                        1,513,063(b)
   528,100  CVS Corp.                                     29,045,500
   338,000  Dayton Hudson Corp.                           18,336,500
   205,100  Eagle Hardware & Garden, Inc.                  6,665,750(b)
    88,400  Federated Department Stores                    3,850,925(b)
   109,500  Fred Meyer, Inc.                               6,597,375(b)
    75,000  Gucci Group NV ADR (USD)                       3,576,563
   550,000  Home Depot, Inc.                              33,653,125
   190,500  Intimate Brands, Inc.                          5,691,188
   385,100  Kmart Corp.                                    5,896,844(b)
   268,100  Kroger Co.                                    16,220,050(b)
    96,100  Lowe's Companies                               4,919,119
   100,000  Office Depot, Inc.                             3,693,750(b)
   455,500  OfficeMax, Inc.                                5,579,875(b)
   200,000  PETCO Animal Supplies, Inc.                    2,012,500(b)
   294,300  Rite Aid Corp.                                14,586,244
   475,000  Safeway, Inc.                                 28,945,313(b)
   348,300  Saks, Inc.                                    10,993,219(b)
   272,000  TJX Companies, Inc.                            7,888,000
   138,600  Venator Group, Inc.                              892,238(b)
   475,000  Wal-Mart Stores, Inc.                         38,682,813
    55,200  Zale Corp.                                     1,780,200(b)
                                                       -------------
                                                         266,017,598
                                                       -------------

Services - 2.1%
    92,500  Block (H & R), Inc.                            4,162,500
   100,000  Budget Group, Inc.                             1,587,500(b)
   500,000  Cendant Corp.                                  9,531,250(b)
    96,800  Ceridian Corp.                                 6,757,850(b)
   175,300  Computer Sciences Corp.                       11,295,894
   184,600  Electronic Data Systems Corp.                  9,276,150
    25,000  Entrust Technologies, Inc.                       596,875(b)
    78,800  Interpublic Group of Companies., Inc.          6,284,300
   389,400  Modis Professional Services, Inc.              5,646,300(b)
   126,300  Stewart Enterprises, Inc.                      2,810,175
   341,300  Young & Rubicam, Inc.                         11,049,588(b)
                                                       -------------
                                                          68,998,382
                                                       -------------

Telecommunications Equipment - 3.3%
   189,200  Ascend Communications, Inc.                   12,439,900(b)
   185,900  General Instrument Corp.                       6,308,981(b)
   315,000  Lucent Technologies, Inc.                     34,650,000
   311,000  Motorola, Inc.                                18,990,438
   103,500  Newbridge Networks Corp.                       3,143,813(b)
   115,000  Nokia Corp. ADR (USD)                         13,850,313
   280,000  Tellabs, Inc.                                 19,197,500(b)
                                                       -------------
                                                         108,580,945
                                                       -------------

Telephone & Telecommunications - 6.6%
    50,000  AirTouch Communications, Inc.                   3,606,250(b)
   126,900  ALLTEL Corp.                                    7,590,206
   423,200  Ameritech Corp.                                26,820,300
   551,239  AT&T Corp.                                    41,480,735
   325,100  Bell Atlantic Corp.                           17,230,300
   800,000  MCI Worldcom, Inc.                            57,400,000(b)
   327,500  MobileMedia Corp., Class A                           164(b)
   291,100  Premiere Technologies, Inc.                    2,146,863(b)
   130,700  Qwest Communications
              International, Inc.                          6,535,000(b)
   407,700  SBC Communications, Inc.                      21,862,913
   160,000  Sprint Corp. (FON Group)                      13,460,000
   311,100  Sprint Corp. (PCS Group)                       7,194,188(b)
   254,300  Tele-Communications, Inc.                      5,991,944(b)
   120,000  Telecomunicacoes Brasileiras
            S.A. ADR (USD)                                 8,722,500(b)
                                                       -------------
                                                         220,041,363
                                                       -------------

Textiles & Apparel - 0.6%
    76,900  NIKE, Inc., Class B                            3,119,256
    88,800  Reebok International, Ltd.                     1,320,900(b)
    60,000  Timberland Co., Class A                        2,733,750(b)
   168,000  Tommy Hilfiger Corp.                          10,080,000(b)
   115,500  Wolverine World Wide, Inc.                     1,530,375
                                                       -------------
                                                          18,784,281
                                                       -------------
            Total Common Stocks
              (cost $2,510,943,656)                    3,133,813,694
                                                       -------------


CORPORATE BONDS - (c)
$ 3,250,000  Broadband Technologies, Inc.,
               Convertible Subordinated
               Notes 5.0%,
               Due 5/15/2001                          $    1,202,500
                                                       -------------
             Total Corporate Bonds
               (cost $3,256,364)                           1,202,500
                                                       -------------

SHORT-TERM SECURITIES - 5.5% (a)
Commercial Paper - 3.7%
 48,100,000  American General Corp.,
               5.0%, Due 1/4/1999                         48,079,958
 10,000,000  Centerior Fuel Corp.,
               5.05%, Due 1/8/1999                         9,990,181
  4,815,000  Enterprise Funding Corp.   ,
               5.25%, Due 1/7/1999                         4,810,787
  5,000,000  Enterprise Funding Corp.   ,
               5.25%, Due 1/8/1999                         4,994,896
 22,100,000  Gillette Co., 5.12%,
               Due 1/4/1999                               22,090,571
  4,026,000  Met-Life Funding, Inc.,
               5.4%, Due 1/27/1999                         4,010,299
 18,000,000  Northern Illinois Gas Co   .,
               5.25%, Due 1/4/1999                        17,992,125
 10,000,000  President & Fellows
               Harvard Co., 6.1%,
             Due 1/5/1999                                  9,993,222
                                                       -------------
                                                         121,962,039
                                                       -------------

U.S. Government
Agency - 1.8%
 20,000,000  Federal Home Loan Bank
               Discount Notes, 5.13%,
               Due 1/20/1999                              19,945,850
 20,000,000  Federal Home Loan
               Mortgage Corp.
               Discount Notes, 5.09%,
               Due 1/8/1999                               19,980,206
 18,900,000  Federal National Mortgage
               Association Discount Notes,
               5.14%, Due 1/7/1999                        18,883,809
                                                      --------------
                                                          58,809,865
                                                      --------------
             Total Short-Term Investments
               (at amortized cost)                       180,771,904
                                                      --------------
             Total Investments
               (cost $2,694,971,924)                  $3,315,788,098(e)
                                                      ==============

Notes to Portfolio of Investments:
(a) The categories of investments are shown as a percentage of total investments of the Growth Portfolio.
(b) Currently non-income producing.
(c) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Growth Portfolio.
(d) At December 31, 1998, Common Stocks valued at $1,400,598 were held in escrow to cover call options written as follows:

               Number of       Exercise      Expiration
Type           Contracts        Price           Date         Value
------        ------------    ----------    ------------    -------
Excite, Inc.     333             $45          1/15/99       $97,819

(e) At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $2,719,209,040 and the net unrealized appreciation of investments based on that cost was $596,579,058 which is comprised of $692,634,989 aggregate gross unrealized appreciation and $96,055,931 aggregate gross unrealized depreciation.
(f) Miscellaneous Footnotes:
(ADS) - American Depository Shares
(ADR) - American Depository Receipts
(USD) - Denominated in U. S. Dollars

The accompanying notes are an integral part of the financial statements.



LB SERIES FUND, INC.
High Yield Portfolio
Portfolio of Investments
December 31, 1998


   Principal                                                                                   Maturity
    Amount                                                                       Rate            Date                 Value
--------------                                                                 ---------     -------------        --------------
CORPORATE BONDS - 85.2% (a)
Aerospace - 0.8%
$    3,000,000     BE Aerospace, Inc., Sr. Subordinated Notes, Series B             8.0%        3/1/2008          $    2,985,000
     3,600,000     Sabreliner Corp., Sr. Notes                                     11.0%       6/15/2008               3,186,000
     3,600,000     Sequa Corp., Sr. Subordinated Notes                            9.375%      12/15/2003               3,712,500
     1,200,000     Transdigm, Inc., Sr. Subordinated Notes                       10.375%       12/1/2008               1,212,000
                                                                                                                ----------------
                                                                                                                      11,095,500
                                                                                                                ----------------

Airlines - 1.6%
     8,750,000     Continental Airlines, Inc., Sr. Notes                            9.5%      12/15/2001               9,187,500
     4,000,000     Northwest Airlines, Corp., Notes                               8.375%       3/15/2004               4,075,100
     4,500,000     Northwest Airlines, Corp., Sr. Notes                           7.625%       3/15/2005               4,252,500
     3,000,000     U.S. Air, Inc., Sr. Secured Equipment Trust,
                   Series 1993-A-3                                               10.375%        3/1/2013               3,403,005
                                                                                                                ----------------
                                                                                                                      20,918,105
                                                                                                                ----------------

Automotive - 0.3%
     4,000,000     Safelite Glass Corp., Sr. Subordinated Notes                   9.875%      12/15/2006               3,710,000
                                                                                                                ----------------
Bank & Finance - 6.3%
     3,550,000     Chevy Chase Savings Bank, Subordinated Debentures               9.25%       12/1/2005               3,550,000
     6,000,000     Dollar Financial Group, Inc., Sr. Notes, Series A             10.875%      11/15/2006               6,090,000
     5,800,000     Emergent Group, Inc., Sr. Notes, Series B                      10.75%       9/15/2004               2,929,000
     4,200,000     FC CBO II, Ltd., Subordinated Debentures,
                   Series 1A, Class C                                             11.05%        9/9/2010               4,189,500
    10,800,000     GS Escrow Corp., Sr. Notes                                     7.125%        5/1/2005              10,665,184
     3,896,000     HomeSide, Inc., Sr. Notes, Series B                            11.25%       5/15/2003               4,577,800
     8,400,000     Mego Mortgage Corp., Sr. Subordinated Notes                     12.5%       12/1/2001               6,174,000
     4,250,000     Metris Companies, Inc., Sr. Notes                               10.0%       11/1/2004               4,228,750
     4,800,000     Riggs Capital Trust II, Trust Preferred Securities             8.875%       3/15/2027               5,065,277
     9,000,000     SIG Capital Trust I, Bond                                        9.5%       8/15/2027               7,470,000
     8,530,000     Trizec Finance, Ltd., Sr. Notes                               10.875%      10/15/2005               9,105,775
    10,060,000     United Companies Financial Corp., Subordinated Notes           8.375%        7/1/2005               5,565,071
     3,000,000     Veritas Capital Trust, Trust Preferred Securities               10.0%        1/1/2028               2,700,000
     5,070,000     Veritas Holdings GMBH, Sr. Notes                               9.625%      12/15/2003               5,070,000
     7,500,000     Williams Scotsman, Inc., Sr. Notes                             9.875%        6/1/2007               7,743,750
     6,500,000     Wilshire Financial Services Group, Inc., Notes                  13.0%        1/1/2004               1,950,000(d)
     3,500,000     Wilshire Financial Services Group, Notes, Series B              13.0%       8/15/2004               1,050,000(d)
                                                                                                                ----------------
                                                                                                                      88,124,107
                                                                                                                ----------------

Broadcasting - 12.5%
     1,200,000     Ackerley Group Inc., Sr. Sub Notes                                9.0%      1/15/2009               1,224,000
     6,300,000     Adelphia Communications Corp., Sr. Debentures                  11.875%      9/15/2004               6,804,000
     1,772,380     American Telecasting, Inc., Sr. Discount Notes               Zero Coupon    6/15/2004                 274,719
     2,542,728     American Telecasting, Inc., Sr. Discount Notes, Series B     Zero Coupon    8/15/2005                 292,414
     3,600,000     Australis Holdings Pty., Ltd., Sr. Discount Notes            Zero Coupon    11/1/2002                 189,000
    24,594,230     Australis Media, Ltd., Sr. Discount Notes, Payment-In-Kind   Zero Coupon    5/15/2003                 368,913
    12,400,000     Avalon Cable Holdings, LLP, Sr. Discount Notes               Zero Coupon    12/1/2008               6,959,500
     1,800,000     Avalon Cable of Michigan, Sr. Sub Notes                         9.375%      12/1/2009               1,849,500
     2,700,000     Chancellor Media Corp., Sr. Notes                                 8.0%      11/1/2008               2,774,250
     3,600,000     Chancellor Media Corp., Sr. Subordinated Notes                  8.125%     12/15/2007               3,609,000
     2,400,000     Chancellor Media Corp., Sr. Subordinated Notes                    9.0%      10/1/2008               2,544,000
     1,200,000     Citadel Broadcasting, Co., Sr. Subordinated Notes                9.25%     11/15/2008               1,257,000
     2,600,000     Classic Cable, Inc., Sr. Subordinated Notes                     9.875%       8/1/2008               2,717,000
     4,800,000     Classic Communications, Inc., Units                          Zero Coupon     8/1/2009               2,928,000
     6,000,000     CS Wireless Systems, Inc., Sr. Discount Notes, Series B      Zero Coupon     3/1/2006               1,110,000
     3,000,000     CSC Holdings, Inc., Sr. Notes                                   7.875%     12/15/2007               3,124,800
     3,000,000     Cumulus Media, Inc., Sr. Subordinated Notes                    10.375%       7/1/2008               3,195,000
     1,850,000     Diamond Cable Communications plc, Sr. Discount Notes         Zero Coupon    9/30/2004               1,831,500
     6,000,000     Diamond Cable Communications plc, Sr. Discount Notes         Zero Coupon   12/15/2005               4,995,000
    12,000,000     DIVA Systems Corp.                                           Zero Coupon     3/1/2008               4,530,000
     1,200,000     EchoStar Communications Corp., Sr. Discount Notes            Zero Coupon     6/1/2004               1,236,000
     2,400,000     EchoStar DBS Corp., Sr. Secured Notes                            12.5%       7/1/2002               2,772,000
     4,800,000     EchoStar Satellite Broadcasting Corp., Sr. Secured
                   Discount Notes                                               Zero Coupon    3/15/2004               4,812,000
     6,450,000     Falcon Holding Group, L.P., Series B Debentures              Zero Coupon    4/15/2010               4,450,500
     1,500,000     Frontiervision Holdings, Sr. Discount Notes                  Zero Coupon    9/15/2007               1,261,875
     8,400,000     Grupo Televisa S.A., Sr. Notes                                 11.875%      5/15/2006               8,400,000
     3,000,000     Grupo Televisa S.A., Sr. Notes, Series A                       11.375%      5/15/2003               2,970,000
    15,105,000     Intermedia Capital Partners, Sr. Notes                          11.25%       8/1/2006              17,068,650
     6,900,000     International CableTel, Inc., Sr. Notes, Series A            Zero Coupon    4/15/2005               6,279,000
     7,300,000     Jacor Communications, Inc., Convertible Preferred            Zero Coupon     2/9/2018               3,531,375
     3,240,000     Jones Intercable, Inc., Sr. Notes                               9.625%      3/15/2002               3,499,200
     3,600,000     Marcus Cable Operating Co., Sr. Subordinated Guaranteed
                   Discount Notes                                               Zero Coupon     8/1/2004               3,645,000
     4,200,000     NTL, Inc., Sr. Notes, Series B                                   10.0%      2/15/2007               4,326,000
     4,000,000     NTL, Inc., Convertible Subordinated Notes                         7.0%     12/15/2008               4,330,000
     6,000,000     Olympus Communications, L.P., Sr. Notes                        10.625%     11/15/2006               6,630,000
     7,050,000     Rogers Cablesystems, Ltd., Sr. Secured Second Priority Notes    9.625%       8/1/2002               7,649,250
     3,000,000     Rogers Cantel, Inc., Debentures                                 9.375%       6/1/2008               3,180,000
       886,310     Scott Cable Communications, Inc., Jr. Subordinated Notes,
                   Payment-In-Kind                                                  16.0%      7/18/2002                 358,956
     5,525,000     SFX Broadcasting, Inc., Sr. Subordinated Notes, Series B        10.75%      5/15/2006               6,077,500
     6,000,000     Sinclair Broadcast Group, Inc., Sr. Subordinated Notes            9.0%      7/15/2007               6,150,000
     8,000,000     Supercanal Holding S.A.., Sr. Notes                              11.5%      5/15/2005               4,840,000
     4,600,000     UIH Australia/Pacific, Inc., Sr. Discount Notes, Series B    Zero Coupon    5/15/2006               2,415,000
     1,800,000     UIH Australia/Pacific, Inc., Sr. Discount Notes, Series D    Zero Coupon    5/15/2006                 945,000
    10,800,000     United International Holdings, Inc., Sr. Notes, Series B     Zero Coupon    2/15/2008               5,886,000
     4,900,000     Wireless One, Inc., Sr. Notes                                    13.0%     10/15/2003                 759,500
     7,850,000     Young Broadcasting Inc., Sr. Subordinated Notes                 11.75%     11/15/2004               8,458,375
                                                                                                                ----------------
                                                                                                                     174,508,777
                                                                                                                ----------------

Building Products & Materials - 1.3%
     4,200,000     American Standard Companies, Inc., Notes                        7.375%      4/15/2005               4,252,907
     6,600,000     American Standard Companies, Inc., Sr. Notes                    7.375%       2/1/2008               6,633,000
     6,000,000     CEMEX S.A. de C.V., Notes                                       12.75%      7/15/2006               6,660,000
                                                                                                                ----------------
                                                                                                                      17,545,907
                                                                                                                ----------------

Chemicals - 0.5%
     6,450,000     Huntsman Polymers Corp., Sr. Notes                              11.75%      12/1/2004               7,030,500
                                                                                                                ----------------
Computers & Office Equipment - 1.6%
     5,500,000     Dictaphone Corp., Sr. Subordinated Notes                        11.75%       8/1/2005               4,152,500
     4,200,000     MCMS, Inc., Subordinated Notes, Series B (Variable rate)     Zero Coupon     3/1/2008               3,549,000
     2,600,000     Samsung Electronics America, Notes                               9.75%       5/1/2003               2,509,000
     1,000,000     Samsung Electronics Co., Notes                                   7.45%      10/1/2002                 884,440
     3,600,000     Unisys Corp., Sr. Notes                                          12.0%      4/15/2003               4,050,000
     6,000,000     Unisys Corp., Sr. Notes                                         11.75%     10/15/2004               6,990,000
                                                                                                                ----------------
                                                                                                                      22,134,940
                                                                                                                ----------------

Conglomerates - 0.3%
     4,250,000     Eagle-Picher, Inc., Sr. Subordinated Notes                      9.375%       3/1/2008               4,016,250
                                                                                                                ----------------
Construction & Home Building - 1.8%
     6,000,000     M.D.C. Holdings, Inc., Sr. Notes                                8.375%       2/1/2008               5,910,000
     4,000,000     Mastec, Inc., Sr. Subordinated Notes, Series B                   7.75%       2/1/2008               3,880,000
     9,600,000     Peters (J.M.) Co., Inc., Sr. Notes                              12.75%       5/1/2002               9,648,000
     5,400,000     The Fortress Group, Inc., Sr. Notes                             13.75%      5/15/2003               5,697,000
                                                                                                                ----------------
                                                                                                                      25,135,000
                                                                                                                ----------------
Containers & Packaging - 1.9%
     6,000,000     Dimac Corp., Sr. Sub Notes                                       12.5%      10/1/2008               6,030,000
     2,000,000     Fonda Group, Inc., Sr. Subordinated Notes, Series B               9.5%       3/1/2007               1,670,000
     3,600,000     Graham Packaging Co.,Sr. Subordinated Notes (Variable rate)  Zero Coupon    1/15/2008               3,546,000
     4,750,000     Radnor Holdings Corp., Sr. Notes                                 10.0%      12/1/2003               4,797,500
     6,250,000     SF Holdings Group, Inc., Sr. Discount Notes, Series B        Zero Coupon    3/15/2008               2,218,750
     2,866,000     Silgan Holdings, Inc., Subordinated Debentures,
                   Payment-In-Kind                                                 13.25%      7/15/2006               3,224,250
     5,900,000     Vicap, S.A. de C.V., Guaranteed Sr. Notes ADR                  11.375%      5/15/2007               5,221,500
                                                                                                                ----------------
                                                                                                                      26,708,000
                                                                                                                ----------------

Cosmetics & Toiletries - 0.4%
     4,000,000     Revlon Consumer Products Corp., Sr. Subordinated Notes          8.625%       2/1/2008               3,660,000
     1,800,000     Revlon Consumer Products Corp., Sr. Notes                       8.125%       2/1/2006               1,737,000
                                                                                                                ----------------
                                                                                                                       5,397,000
                                                                                                                ----------------

Drugs & Health Care - 1.7%
     1,800,000     Biovail Corp. International, Sr. Notes                         10.875%     11/15/2005               1,818,000
     8,400,000     Dade International, Inc., Sr. Subordinated Notes, Series B     11.125%       5/1/2006               9,366,000
     5,500,000     Global Health Sciences, Inc., Sr. Notes                          11.0%       5/1/2008               3,657,500
     4,800,000     ICN Pharmaceuticals, Inc., Sr. Notes                             8.75%     11/15/2008               4,872,000
     4,200,000     Total Renal Care Holdings, Inc., Convertible
                   Subordinated Notes                                                7.0%      5/15/2009               4,541,250
                                                                                                                ----------------
                                                                                                                      24,254,750
                                                                                                                ----------------

Electric Utilities - 2.8%
     2,400,000     AES Corp., Sr. Subordinated Notes                                 8.5%      11/1/2007               2,442,000
     3,000,000     CMS Energy Corp., Sr. Notes                                     7.625%     11/15/2004               3,048,897
     6,000,000     CMS Energy Corp., Sr. Unsecured Notes                           8.125%      5/15/2002               6,156,738
     4,200,000     CMS Energy Corp., Sr. Unsecured Notes                             7.0%      1/15/2005               4,058,288
     3,600,000     El Paso Electric Co., First Mortgage Bonds, Series D              8.9%       2/1/2006               4,113,000
     4,800,000     ESI Tractebel Acquisition Corp., Bonds                           7.99%     12/30/2011               4,739,098
     3,550,000     Midland Cogen Venture Fund II, Secured Lease Obligation
                   Bonds, Series A                                                 11.75%      7/23/2005               4,182,436
     4,450,000     Midland Cogen Venture Fund II, Subordinated Secured
                   Lease Obligation Bonds                                          13.25%      7/23/2006               5,552,772
     2,400,000     Niagara Mohawk Power Corp., Sr. E Notes                         7.375%       7/1/2003               2,469,310
     3,600,000     Niagara Mohawk Power Corp., Sr. H Discount Notes             Zero Coupon     7/1/2010               2,805,797
                                                                                                                ----------------
                                                                                                                      39,568,336
                                                                                                                ----------------

Electrical Equipment - 1.1%
     5,000,000     Fisher Scientific International, Inc.,
                   Sr. Subordinated Notes                                            9.0%       2/1/2008               5,025,000
     3,000,000     Jordan Telecommunication Products, Sr. Notes, Series B          9.875%       8/1/2007               2,985,000
     4,200,000     Protection One Alarm Monitoring, Inc., Convertible
                   Sr. Subordinated Notes                                           6.75%      9/15/2003               4,310,250
     3,120,000     Protection One Alarm Monitoring, Inc., Sr. Subordinated
                   Discount Notes                                                 13.625%      6/30/2005               3,572,400
                                                                                                                ----------------
                                                                                                                      15,892,650
                                                                                                                ----------------

Food & Beverage - 2.7%
     4,800,000     Ameriserve Food Distribution, Inc., Sr. Notes                   8.875%     10/15/2006               4,464,000
     4,200,000     Cott Corp., Sr. Notes                                             8.5%       5/1/2007               3,759,000
    10,000,000     Grupo Azucarero Mexico S.A. DE C, Sr. Notes ADR                  11.5%      1/15/2005               3,525,000
     7,300,000     Imperial Holly Corp., Sr. Subordinated Notes                     9.75%     12/15/2007               7,263,500
     4,800,000     Packaged Ice, Inc., Sr. Notes, Series B                          9.75%       2/1/2005               4,824,000
     6,000,000     Smithfield Foods, Inc., Sr. Subordinated Notes                  7.625%      2/15/2008               6,060,000
     3,000,000     Southern Foods Group, L.P., Sr. Subordinated Notes              9.875%       9/1/2007               3,150,000
     5,000,000     Sun World International, First Mortgage Notes, Series B         11.25%      4/15/2004               5,325,000
                                                                                                                ----------------
                                                                                                                      38,370,500
                                                                                                                ----------------

Hospital Management - 2.7%
     6,500,000     Health Insurance Plan, Bonds, Series C                          11.25%       7/1/2010               6,953,557
     5,100,000     Healthsouth Rehab Corp., Sr. Subordinated Notes                   9.5%       4/1/2001               5,233,875
     3,500,000     Integrated Health Services, Inc., Convertible Sr.
                   Subordinated Debentures                                          5.75%       1/1/2001               3,115,000
     3,000,000     Integrated Health Svcs, Inc., Sr. Subordinated Notes,
                   Series A                                                         9.25%      1/15/2008               2,820,000
     8,000,000     MedPartners, Inc., Sr. Notes                                    7.375%      10/1/2006               6,440,000
     4,500,000     MedPartners, Inc., Sr. Subordinated Notes                       6.875%       9/1/2000               3,982,500
     4,200,000     PhyMatrix Corp., Convertible Subordinated Debentures             6.75%      6/15/2003               1,979,250
     3,000,000     Tenet Healthcare Corp., Sr. Notes                               7.625%       6/1/2008               3,131,826
     4,000,000     Tenet Healthcare Corp., Sr. Subordinated Notes                  8.125%      12/1/2008               4,120,000
                                                                                                                ----------------
                                                                                                                      37,776,008
                                                                                                                ----------------

Household Products - 0.9%
     3,000,000     AM Holdings, Inc., Sr. Discount Notes                        Zero Coupon     7/1/2009               1,365,000
     7,800,000     BPC Holding Corp., Sr. Secured Notes, Series B                   12.5%      6/15/2006               8,151,000
     3,000,000     Moll Industries, Inc., Sr. Subordinated Notes                    10.5%       7/1/2008               2,955,000
                                                                                                                ----------------
                                                                                                                      12,471,000
                                                                                                                ----------------

Leisure & Entertainment - 3.4%
     7,471,000     AMF Bowling Worldwide, Inc., Sr. Subordinated
                   Discount Notes, Series B                                     Zero Coupon    3/15/2006               4,295,825
     9,000,000     CapStar Hotel Company, Convertible Subordinated Notes            4.75%     10/15/2004               6,536,250
     7,500,000     Discovery Zone, Inc., Sr. Notes                                  13.5%       8/1/2002               1,912,500
     1,875,000     Discovery Zone, Inc., Units                                      13.5%       5/1/2005               1,884,375
     2,200,000     HMH Properties, Inc., Sr. Notes, Series A                       7.875%       8/1/2005               2,156,000
     2,400,000     HMH Properties, Inc., Sr. Notes, Series B                       7.875%       8/1/2008               2,328,000
     4,000,000     HMH Properties, Inc., Sr. Notes, Series C                        8.45%      12/1/2008               4,020,000
     1,200,000     Imax Corp., Sr. Notes                                           7.875%      12/1/2005               1,218,000
     5,400,000     Lodgenet Entertainment Corp., Sr. Notes                         10.25%     12/15/2006               5,373,000
     8,000,000     Premier Cruise Ltd., Sr. Notes                                   11.0%      3/15/2008               4,040,000
     6,000,000     Production Resource Group LLC, Sr. Subordinated Notes            11.5%      1/15/2008               5,910,000
     3,600,000     SFX Entertainment, Inc., Sr. Subordinated Notes                 9.125%      12/1/2008               3,622,500
     1,800,000     Signature Resorts, Inc., Sr. Subordinated Notes                  9.75%      10/1/2007               1,539,000
     3,000,000     Silverleaf Resorts, Inc., Sr. Subordinated Notes                 10.5%       4/1/2008               2,587,500
                                                                                                                ----------------
                                                                                                                      47,422,950
                                                                                                                ----------------

Machinery & Equipment - 2.0%
     6,000,000     Anthony Crane Rentals, L.P., Sr. Discount Notes              Zero Coupon     8/1/2009               2,670,000
     2,400,000     Motors & Gears, Inc., Sr. Notes, Series D                       10.75%     11/15/2006               2,454,000
     7,200,000     Navistar Financial Corp., Sr. Subordinated Notes, Series B        9.0%       6/1/2002               7,506,000
     5,400,000     Navistar International Corp., Sr. Notes, Series B                 7.0%       2/1/2003               5,454,000
     3,000,000     Scotsman Group, Inc., Sr. Subordinated Notes                    8.625%     12/15/2007               3,090,000
     6,000,000     United Rentals, Inc., Sr. Subordinated Notes                     9.25%      1/15/2009               6,045,000
                                                                                                                ----------------
                                                                                                                      27,219,000
                                                                                                                ----------------

Mining & Metals - 1.1%
     6,500,000     AK Steel Corp., Sr. Notes                                       10.75%       4/1/2004               6,792,500
     4,850,000     Altos Hornos de Mexico, Bonds, Series B                        11.875%      4/30/2004               2,825,125
     6,000,000     UCAR Global Enterprises, Inc., Sr. Subordinated Notes,
                   Series B                                                         12.0%      1/15/2005               6,330,000
                                                                                                                ----------------
                                                                                                                      15,947,625
                                                                                                                ----------------

Oil & Gas - 3.2%
     4,800,000     Abraxas Petroleum Corp., Sr. Notes, Series B                     11.5%      11/1/2004               3,648,000
     6,200,000     Belden & Blake Corp., Sr. Subordinated Notes, Series B          9.875%      6/15/2007               5,053,000
     4,500,000     Conproca S.A. de C.V., Sr. Secured Bonds                         12.0%      6/16/2010               4,196,250
     4,050,000     Dailey International Inc., Sr. Notes, Series B                    9.5%      2/15/2008               1,802,250
     7,165,000     Gulf Canada Resources Ltd., Sr. Subordinated Debentures         9.625%       7/1/2005               7,182,913
     9,000,000     National Energy Group, Inc., Sr. Notes, Series D                10.75%      11/1/2006               3,375,000(d)
     5,500,000     Northern Offshore ASA, Sr. Notes                                 10.0%      5/15/2005               2,887,500
     5,100,000     Pride Petroleum Services, Inc., Sr. Notes                       9.375%       5/1/2007               4,768,500
     4,500,000     RAM Energy, Inc., Sr. Notes                                      11.5%      2/15/2008               3,172,500
     3,600,000     Snyder Oil Corp., Sr. Subordinated Notes                         8.75%      6/15/2007               3,510,000
     6,150,000     Trico Marine Services, Inc., Sr. Unsecured Notes, Series G        8.5%       8/1/2005               5,319,750
                                                                                                                ----------------
                                                                                                                      44,915,663
                                                                                                                ----------------

Paper & Forest Products - 1.5%
     3,600,000     APP Finance (II) Mauritius Ltd., Guaranteed Preferred
                   Securities, Series B                                             12.0%      2/15/2004               2,061,000
     3,000,000     FSW International Finance Co. B.V., Guaranteed Secured Notes     12.5%      11/1/2006                 577,500(d)
     1,800,000     Indah Kiat Finance Mauritius, Guaranteed Sr. Notes               10.0%       7/1/2007                 976,500
     7,800,000     Malette, Inc., Sr. Secured Notes                                12.25%      7/15/2004               8,463,000
     3,600,000     Pindo Deli Finance Mauritius, Sr. Notes                         10.25%      10/1/2002               2,025,000
     6,600,000     S.D. Warren Co. Sr. Subordinated Notes                           12.0%     12/15/2004               7,218,750
                                                                                                                ----------------
                                                                                                                      21,321,750
                                                                                                                ----------------

Pollution Control - 0.9%
     7,000,000     Allied Waste, North America, Sr. Notes                          7.625%       1/1/2006               7,070,000
     5,500,000     Norcal Waste Systems, Inc., Sr. Notes, Series B                  13.5%     11/15/2005               6,077,500
                                                                                                                ----------------
                                                                                                                      13,147,500
                                                                                                                ----------------

Publishing & Printing - 1.3%
     4,500,000     K-III Communications Corp., Sr. Notes                           10.25%       6/1/2004               4,747,500
     7,500,000     MDC Communications Corp., Sr. Subordinated Notes                 10.5%      12/1/2006               7,687,500
     5,850,000     Sullivan Graphics, Inc., Sr. Subordinated Notes                 12.75%       8/1/2005               6,054,750
                                                                                                                ----------------
                                                                                                                      18,489,750
                                                                                                                ----------------

Retail - 1.2%
     3,000,000     County Seat Stores, Inc., Units                                 12.75%      11/1/2004               2,100,000(d)
     2,750,000     F & M Distributors, Inc., Sr. Subordinated Notes                 11.5%      4/15/2003                  34,375(d)
     5,400,000     Hollywood Entertainment Corp., Sr. Subordinated Notes,
                   Series B                                                       10.625%      8/15/2004               5,481,000
     6,000,000     Lifestyle Furnishings International Ltd.,
                   Sr. Subordinated Notes                                         10.875%       8/1/2006               6,660,000
     3,000,000     TravelCenters of America, Inc., Sr. Subordinated Notes          10.25%       4/1/2007               2,985,000
                                                                                                                ----------------
                                                                                                                      17,260,375
                                                                                                                ----------------

Retail - Food - 2.1%
     6,210,000     Carr Gottstein Foods Co., Sr. Subordinated Notes                 12.0%       11/15/05               7,157,025
     5,100,000     Fleming Companies, Inc., Sr. Subordinated Notes, Series B      10.625%      7/31/2007               4,781,250
     8,500,000     Jitney-Jungle Stores of America, Sr. Notes                       12.0%       3/1/2006               9,520,000
     7,600,000     Smith's Food & Drug Centers, Pass Through Certificates           8.64%       7/2/2012               8,017,962
                                                                                                                ----------------
                                                                                                                      29,476,237
                                                                                                                ----------------

Services - 0.6%
     8,000,000     KinderCare Learning Centers, Inc., Sr. Subordinated Notes         9.5%      2/15/2009               8,000,000
                                                                                                                ----------------

Telecommunications - 23.4%
     5,000,000     Advanced Radio Telecom, Sr. Notes                                14.0%      2/15/2007               4,025,000
    10,200,000     Allegiance Telecom, Inc., Sr. Discount Notes, Series B       Zero Coupon    2/15/2008               4,947,000
     6,500,000     American Mobile Satellite Corp., Sr. Notes, Series B            12.25%       4/1/2008               4,062,500
     3,000,000     Birch Telecom, Inc., Units                                       14.0%      6/15/2008               2,782,500
     3,300,000     Call-Net Enterprises, Inc., Sr. Discount Notes               Zero Coupon    12/1/2004               3,217,500
     4,900,000     CenCall Communications Corp., Sr. Redeemable Discount Notes  Zero Coupon    1/15/2004               4,826,500
     6,000,000     Centennial Cellular Operating Co., Sr. Subordinated Notes       10.75%     12/15/2008               6,000,000
     6,000,000     Clearnet Communications, Inc., Sr. Discount Notes            Zero Coupon   12/15/2005               5,160,000
     5,400,000     Comcast Cellular Holdings, Inc., Sr. Notes                        9.5%       5/1/2007               5,751,000
     7,500,000     Covad Communications Group, Inc., Sr. Discount Notes,
                   Series B                                                     Zero Coupon    3/15/2008               4,162,500
     7,500,000     Dobson Wireline Co., Sr. Notes                                  12.25%      6/15/2008               6,975,000
     3,000,000     Dobson/Sygnet Communications Corp., Sr. Notes                   12.25%     12/15/2008               3,067,500
     3,500,000     Dolphin Telecom plc, Sr. Discount Notes                      Zero Coupon     6/1/2008               1,417,500
     5,000,000     DTI Holdings, Inc., Discount Notes, Series B                 Zero Coupon     3/1/2008               1,325,000
     4,800,000     Esprit Telecom Group, plc, Sr. Notes                             11.5%     12/15/2007               4,968,000
     4,350,000     Exodus Communications, Inc., Sr. Notes                          11.25%       7/1/2008               4,371,750
     4,800,000     E.Spire Communications, Sr. Notes                               13.75%      7/15/2007               4,500,000
     6,700,000     GST Equipment Funding, Inc., Sr. Secured Notes                  13.25%       5/1/2007               7,001,500
    10,000,000     GST Telecommunications, Inc., Sr. Discount Notes             Zero Coupon     5/1/2008               4,350,000
     5,445,000     GST Telecommunications, Inc., Sr. Discount Notes             Zero Coupon   12/15/2005               4,321,969
     1,000,000     GST USA, Inc., Sr. Discount Notes                            Zero Coupon   12/15/2005                 722,500
     4,250,000     Hermes Europe Railtel B.V., Sr. Notes                            11.5%      8/15/2007               4,526,250
     4,000,000     HighwayMaster Communications, Inc., Sr. Notes, Series B         13.75%      9/15/2005               1,300,000
     1,800,000     Hyperion Telecommunications, Inc., Sr. Notes, Series B          12.25%       9/1/2004               1,836,000
     5,600,000     Hyperion Telecommunications, Inc., Sr. Discount Notes,
                   Series B                                                     Zero Coupon    4/15/2003               4,032,000
     5,500,000     ICG Holdings, Inc., Sr. Discount Notes                       Zero Coupon     5/1/2006               4,125,000
     4,200,000     ICO Global Communications, Units                                 15.0%       5/1/2005               3,150,000
     3,700,000     IDT Corp., Sr. Notes                                             8.75%      2/15/2006               3,533,500
     4,900,000     Intermedia Communications Inc., Sr. Notes, Series B               8.5%      1/15/2008               4,679,500
     1,800,000     Intermedia Communications, Inc., Sr. Notes                        8.6%       6/1/2008               1,719,000
     4,200,000     Ionica plc, Sr. Notes                                            13.5%      8/15/2006               1,533,000
     4,200,000     Iridium LLC/Capital Corp., Sr. Notes, Series A                   13.0%      7/15/2005               3,864,000
     4,850,000     Iridium LLC/Capital Corp., Sr. Notes, Series B                   14.0%      7/15/2005               4,631,750
     1,200,000     Iridium LLC/Capital Corp., Sr. Notes, Series C                  11.25%      7/15/2005               1,038,000
    13,200,000     Level 3 Communications, Inc., Sr. Discount Notes             Zero Coupon    12/1/2008               7,755,000
    10,100,000     McCaw International Ltd., Sr. Discount Notes                 Zero Coupon    4/15/2007               5,529,750
     3,500,000     Metrocall, Inc. Sr. Subordinated Notes                           11.0%      9/15/2008               3,535,000
     4,200,000     Metromedia Fiber Network, Inc., Sr. Notes                        10.0%     11/15/2008               4,336,500
     1,200,000     MetroNet Communications Corp., Sr. Notes                       10.625%      11/1/2008               1,278,000
     3,000,000     MetroNet Communications Corp.,Sr. Discount Notes             Zero Coupon    6/15/2008               1,852,500
     7,000,000     MGC Communications, Inc., Sr. Notes, Series B                    13.0%      10/1/2004               4,690,000
     7,800,000     Microcell Telecommunications, Inc., Sr. Discount Notes       Zero Coupon     6/1/2006               5,830,500
    13,500,000     Millicom International Cellular, Sr. Discount Notes          Zero Coupon     6/1/2006               9,618,750
     6,000,000     MJD Communications, Inc., Notes, Series B                        9.16%       5/1/2008               5,850,000
     6,000,000     Mobile Telecommunications Technology, Sr. Notes                  13.5%      2/15/2002               6,825,000
     5,000,000     Netia Holdings B.V., Sr. Discount B Notes                    Zero Coupon    11/1/2007               2,862,500
     3,000,000     Nextel Communications, Inc., Sr. Discount Notes              Zero Coupon   10/31/2007               1,830,000
     2,450,000     Nextel Communications, Inc., Sr. Discount Notes              Zero Coupon    2/15/2008               1,463,875
     4,900,000     Nextel Communications, Inc., Sr. Discount Notes              Zero Coupon    9/15/2007               3,148,250
     3,000,000     Nextel Communications, Inc., Sr. Discount Notes              Zero Coupon    8/15/2004               2,925,000
     4,800,000     NEXTLINK Communications LLC, Sr. Discount Notes                  12.5%      4/15/2006               5,208,000
     1,200,000     NEXTLINK Communications, Inc., Sr. Notes                        9.625%      10/1/2007               1,152,000
     1,200,000     NEXTLINK Communications, Inc., Sr. Notes                        10.75%     11/15/2008               1,227,000
     2,400,000     Northeast Optic Network, Inc., Sr. Notes                        12.75%      8/15/2008               2,364,000
     6,000,000     OnePoint Communications Corp., Sr. Notes                         14.5%       6/1/2008               3,210,000
     9,000,000     Orion Network Systems, Inc., Sr. Discount Notes              Zero Coupon    1/15/2007               5,670,000
    13,000,000     Orion Network Systems, Inc., Sr. Notes                          11.25%      1/15/2007              12,805,000
     8,200,000     PageMart Nationwide, Inc., Sr. Discount Exchange Notes       Zero Coupon     2/1/2005               7,298,000
     7,200,000     Pagemart Wireless, Inc., Sr. Discount Notes                  Zero Coupon     2/1/2008               3,348,000
     4,200,000     Pathnet, Inc., Sr. Notes                                        12.25%      4/15/2000               2,961,000
     4,200,000     Phonetel Technologies, Inc., Sr. Notes                           12.0%     12/15/2006               1,554,000(d)
     5,000,000     Poland Telecom Finance BV, Sr. B Notes                           14.0%      12/1/2007               4,575,000
     1,800,000     Price Communication Cellular, Sr. Notes (Payment-In-Kind)       11.25%      8/15/2008               1,710,000
     3,050,000     Price Communications Wireless, Sr. Subordinated Notes           11.75%      7/15/2007               3,233,000
     5,400,000     Primus Telecommunications Group, Inc., Sr. Notes                11.75%       8/1/2004               5,643,000
     6,755,000     RSL Communications plc, Units                                   12.25%     11/15/2006               7,194,075
     1,800,000     RSL Communications plc, Bonds                                    12.0%      11/1/2008               1,863,000
     4,200,000     Splitrock Services, Inc., Notes, Series B                       11.75%      7/15/2008               3,654,000
     3,000,000     Startec Global Communications, Inc., Sr. Notes                   12.0%      5/15/2008               2,595,000
     2,100,000     Telegroup, Inc., Sr. Discount Notes                          Zero Coupon    11/1/2004                 976,500
     7,000,000     Teligent, Inc., Sr. Notes, Series B                              14.0%       8/1/2007               3,990,000
     4,800,000     Teligent, Inc., Sr. Discount Notes, Series B                 Zero Coupon     3/1/2008               2,400,000
     4,800,000     Teligent, Inc., Sr. Notes                                        11.5%      12/1/2007               4,512,000
     9,000,000     UNIFI Communications, Inc., Sr. Notes                            14.0%       3/1/2004                 675,000
     4,900,000     USA Mobile Communications, Inc., Sr. Notes                       14.0%      11/1/2004               5,071,500
    10,527,000     USN Communications, Inc., Sr. Discount Notes, Series B       Zero Coupon    8/15/2004                 684,255
     7,000,000     Verio, Inc., Sr. Notes                                          11.25%      12/1/2008               7,070,000
     4,200,000     VersaTel Telecom B.V., Units                                    13.25%      5/15/2008               4,284,000
     5,500,000     VIALOG Corp., Sr. Notes                                         12.75%     11/15/2001               3,492,500
     5,000,000     Viatel, Inc., Sr. Discount Notes                             Zero Coupon    4/15/2008               2,975,000
     7,000,000     Wam!Net, Inc., Sr. Discount Notes, Series B                  Zero Coupon     3/1/2005               3,850,000
     3,300,000     WinStar Communications, Inc., Sr. Discount Notes             Zero Coupon   10/15/2005               2,359,500
     2,000,000     WinStar Communications, Inc., Sr. Subordinated Notes             15.0%       3/1/2007               1,870,000
     3,000,000     WinStar Communications, Inc., Sr. Unsecured Notes            Zero Coupon   10/15/2005               3,345,000
     4,000,000     Worldwide Fiber, Inc., Sr. Notes                                 12.5%     12/15/2005               4,060,000
                                                                                                                ----------------
                                                                                                                     326,133,174
                                                                                                                ----------------

Textiles & Apparel - 1.5%
     4,500,000     Brazos Sportswear, Inc., Sr. Notes                               10.5%       7/1/2007                 607,500(d)
     6,050,000     CMI Industries, Inc., Sr. Subordinated Notes                      9.5%      10/1/2003               5,989,500
     8,700,000     Dan River, Inc., Sr. Subordinated Notes                        10.125%     12/15/2003               9,156,750
     1,800,000     Norton McNaughton, Inc., Sr. Notes                               12.5%       6/1/2005               1,539,000
     4,000,000     WestPoint Stevens, Inc., Sr. Notes                              7.875%      6/15/2008               4,085,000
                                                                                                                ----------------
                                                                                                                      21,377,750
                                                                                                                ----------------

Transportation - 1.8%
     7,300,000     Allied Holdings, Inc., Sr. Notes, Series B                      8.625%      10/1/2007               7,446,000
     6,000,000     Alpha Shipping, PLC, Sr. Notes, Series A                          9.5%      2/15/2008               1,740,000
     3,000,000     Cenargo International plc, First Mortgage                        9.75%      6/15/2008               2,891,250
     5,400,000     Equimar Shipholdings Ltd., First Priority Mtg                   9.875%       7/1/2007               4,293,000
     4,200,000     PanOceanic Bulk Carriers, Ltd., 1st Preferred
                   Ship Mortgage Notes                                              12.0%     12/15/2007               3,171,000
     7,200,000     Windsor Petroleum, Notes                                         7.84%      1/15/2021               5,400,000
                                                                                                                ----------------
                                                                                                                      24,941,250
                                                                                                                ----------------
Total Corporate Bonds (cost $1,318,516,274)                                                                       $1,190,310,354
                                                                                                                ----------------



    Shares                                                                                                            Value
--------------                                                                                                  ----------------
PREFERRED STOCKS - 9.7% (a)
Convertible - 2.0%
        60,000     CalEnergy Capital Trust III, Convertible Preferred Stock                                       $    2,910,000
        69,000     Chesapeake Energy Corp., Convertible Preferred Stock                                                  707,250
        60,000     Echostar Communications Corp., Preferred Stock, Series C                                            5,910,000
       140,000     Granite Broadcasting Corp., Convertible Preferred Stock                                             4,760,000
        90,000     Host Marriott Financial Trust, Convertible Preferred Stock                                          3,645,000
        50,000     Intermedia Communication, Convertible Preferred Stock                                                 912,500
        60,000     Owens - Illinois, Inc., Convertible Preferred Stock                                                 2,550,000
        45,500     Sinclair Broadcast Group, Inc., Convertible Preferred Stock                                         2,269,313
        54,000     TIMET Capital Trust I, Convertible Preferred Stock                                                  1,437,750
        83,800     Treev, Inc., Convertible Preferred Stock, Series A                                                    618,025
        90,000     USX Corp. (Marathon Group), Convertible Preferred Stock                                             1,271,250
         2,642     Viatel, Inc., Payment-In-Kind Convertible Preferred Stock                                             291,281
                                                                                                                ----------------
                                                                                                                      27,282,369
                                                                                                                ----------------

Non-Convertible - 7.7%
        25,528     Century Maintenance Supply, Inc., Payment-In-Kind, Preferred Stock                                  2,629,384
       105,000     Chevy Chase Capital Corp., Noncumulative Exchangeable Preferred Stock, Series A                     5,505,938
        30,000     Cluett American Corp., Preferred Stock                                                              2,677,500
        53,150     Communications & Power Industries, Inc., Preferred Stock, Series B                                  5,740,200
        62,832     CSC Holdings, Inc., Payment-In-Kind, Preferred Stock                                                7,241,388
        31,711     CSC Holdings, Inc., Preferred Stock                                                                 3,543,704
         1,283     Cumulus Media Inc., Preferred Stock, Series A                                                       1,385,640
         2,434     EchoStar Communications Corp., Payment-in-Kind, Series B Preferred Stock                            2,814,313
        60,000     Global Crossing Holdings, Ltd., Payment-In-Kind, Preferred Stock                                    5,895,000
       396,146     Harvard Industries, Inc., Exchangeable Payment-In-Kind Preferred Stock                                396,146(d)
         8,652     ICG Holdings, Inc., Preferred Stock                                                                 8,825,040
         3,700     Intermedia Communications, Inc., Preferred Stock                                                    3,741,625
         4,694     IXC Communications, Inc., Preferred Stock                                                           4,740,940
         1,800     J Crew Group, Preferred Stock                                                                       1,260,000
        24,000     Jitney-Jungle Stores of America, Sr. Exchangeable Preferred Stock, Class A                          3,216,000
       136,164     Nebco Evans Holdings Co., Payment-In-Kind, Preferred Stock                                          6,842,241
         4,945     Nextel Communications, Inc., Payment-In-Kind Preferred Stock, Series E                              4,409,704
       118,231     NEXTLINK Communications, Inc., Payment-In-Kind Preferred Stock                                      6,295,801
         6,556     Paxson Communications Corp., Payment-In-Kind Preferred Stock                                        5,933,180
        20,240     Petroleum Heat & Power Co., Inc., Jr. Preferred Stock                                                  30,360
       240,000     Petroleum Heat & Power, Inc., Preferred Stock, Series C                                             5,100,000
        42,500     Primedia, Inc., Exchangeable Preferred Stock, Series H                                              4,101,250
        33,000     Primedia, Inc., Preferred Stock, Series F                                                           3,250,500
        46,000     Primedia, Inc., Preferred Stock, Series D                                                           4,807,000
       147,500     River Bank Asset, Inc., Preferred Stock, Series A                                                   2,599,688(c)
        25,232     SFX Broadcasting, Inc., Payment-In-Kind Preferred Stock, Series E                                   3,053,072
         1,700     WinStar Communications, Inc., Payment-In-Kind Preferred Stock, Series C                             1,224,000
                                                                                                                ----------------
                                                                                                                     107,259,614
                                                                                                                ----------------
Total Preferred Stocks (cost $153,893,686)                                                                           134,541,983
                                                                                                                ----------------

COMMON STOCKS & STOCK WARRANTS - 3.1% (a, c)
        10,200     Allegiance Telecom, Inc., Stock Warrants                                                               52,275
         6,500     American Mobile Satellite Corp., Stock Warrants                                                        21,314
         3,600     American Telecasting, Inc., Stock Warrants                                                                 36
        34,000     American Telecasting, Inc., Stock Warrants                                                                340
       175,000     Arch Communications Group, Inc., Common Stock                                                         251,563
         3,600     Australis Holdings Pty., Ltd., Stock Warrants                                                              36(e)
        17,150     Australis Media Ltd., Stock Warrants                                                                      172(e)
       100,000     Bell & Howell Co., Common Stock                                                                     3,781,250
        35,475     Clearnet Communications, Inc., Stock Warrants                                                          84,221
         2,310     Communications & Power Industries, Inc., Common Stock                                                 347,655(e)
        10,989     Consolidated Hydro, Inc., Stock Warrants, Class B                                                       2,747(e)
         7,133     Consolidated Hydro, Inc., Stock Warrants, Class C                                                       3,567(e)
         7,500     Covad Communications Group, Inc., Stock Warrants                                                      375,000
         3,267     CS Wireless Systems, Inc., Common Stock                                                                   441(e)
         7,500     Discovery Zone, Inc., Stock Warrants                                                                        8(e)
        36,000     DIVA Systems Corp., Common Stock                                                                      576,000
        25,000     DTI Holdings, Inc., Stock Warrants                                                                      4,375
        16,800     E.Spire Communications, Stock Warrants                                                                405,485
       101,377     Gaylord Container Corp., Common Stock, Class A                                                        620,934
       127,902     Gaylord Container Corp., Stock Warrants                                                               775,406
         4,000     HighwayMaster Communications, Inc., Stock Warrants                                                      1,740
        13,800     Hyperion Telecommunications, Inc., Stock Warrants                                                     848,079
       140,000     IntelCom Group Communications, Inc., Common Stock                                                   3,010,000
        68,300     IntelCom Group (U.S.A.), Inc., Stock Warrants                                                         936,092
         5,900     Intermedia Communications of Florida, Stock Warrants                                                  252,166
         3,679     Intermedia Communications, Inc., Common Stock                                                          63,463
        14,800     Ionica plc, Stock Warrants                                                                                148
         3,000     Iridium World Communications, Stock Warrants                                                          375,375
        95,000     Magellan Health Services, Inc., Common Stock                                                          795,625
        10,900     McCaw International Ltd., Stock Warrants                                                               55,863
       235,000     MCI Worldcom, Inc., Common Stock                                                                   16,861,250
         4,850     MGC Communications, Inc., Stock Warrants                                                              149,574
        40,800     Microcell Telecommunications, Inc., Stock Warrants                                                    739,500
         3,750     NEXTEL Communications, Inc., Stock Warrants                                                                 0
         6,000     OnePoint Communications Corp., Stock Warrants                                                          60,000
        33,250     PageMart Nationwide, Inc., Common Stock                                                               149,625
       168,000     PageMart Wireless, Inc., Common Stock, Class A                                                        934,500
         4,200     Pathnet, Inc., Stock Warrants                                                                          42,525
         5,000     Poland Telecom Finance BV, Stock Warrants                                                             280,000
       120,000     Powertel, Inc., Common Stock                                                                        1,627,500
         4,800     Primus Telecommunications Group, Inc., Stock Warrants                                                  60,600
        23,840     Protection One Alarm Monitoring, Stock Warrants                                                       235,420
         9,000     RSL Communications, Ltd., Stock Warrants                                                              991,125
        12,500     SF Holdings Group, Inc., Common Stock                                                                  25,000
         4,200     Splitrock Services, Inc., Stock Warrants                                                               46,200
         3,000     Startec Global Communications, Inc., Stock Warrants                                                    30,000
         7,000     Teletrac Holdings, Inc., Stock Warrants                                                                     0
         4,469     TREEV, Inc., Common Stock                                                                               7,402
         7,400     UIH Australia/Pacific, Inc., Stock Warrants                                                             8,325
         9,000     UNIFI Communications, Inc., Stock Warrants                                                              1,215(e)
       118,000     United International Holdings, Inc., Common Stock, Class A                                          2,271,500
        27,000     United International Holdings, Inc., Stock Warrants                                                   408,375
        66,000     USN Communications, Inc., Stock Warrants                                                               37,950(e)
         3,400     Vialog Corp., Stock Warrants                                                                           17,000
       175,000     Viatel, Inc., Common Stock                                                                          4,003,125
        22,200     Wam!Net, Inc., Stock Warrants                                                                         177,600
        36,654     Wherehouse Entertainment, Inc., Stock Warrants, Class A                                               261,160
         6,363     Wherehouse Entertainment, Inc., Stock Warrants, Class B                                                23,066
         6,363     Wherehouse Entertainment, Inc., Stock Warrants, Class C                                                 7,158
        19,200     Wireless One, Inc., Stock Warrants                                                                        192
                                                                                                                ----------------
Total Common Stock & Stock Warrants (cost $30,005,154)                                                                43,098,263
                                                                                                                ----------------




   Principal                                                                                     Maturity
    Amount                                                                       Rate              Date                Value
--------------                                                                  ------         ------------     ----------------
SHORT-TERM SECURITIES - 2.0% (a)
Commercial Paper
$   10,000,000     Associates Corp. of North America                            5.08%           1/4/1999          $    9,995,767
    14,900,000     General Electric Capital Corp.                                5.0%           1/4/1999              14,893,792
     3,000,000     Harvard University                                            6.1%           1/5/1999               2,997,967
                                                                                                                ----------------
                   Total Short-Term Securities (at amortized cost)                                                    27,887,526
                                                                                                                ----------------
                   Total Investments (cost $1,530,302,640)                                                        $1,395,838,126(f)
                                                                                                                ================

Notes to Portfolio of Investments:
(a) The categories of investments are shown as a percentage of total investments of the High Yield Portfolio.

(b) Denominated in U.S. dollars.

(c) Currently non-income producing.

(d) Currently non-income producing and in default.

(e) Denotes restricted securities. These securities have been valued from the date of acquisition through December 31, 1998, by obtaining quotations from brokers who are active with the issues. The following table indicates the acquisition date and cost of restricted securities the Portfolio owned as of December 31, 1998.



                                                                              Acquisition
                      Security                                                    Date                 Cost
    --------------------------------------------------------------------      ------------     ------------------
    Australis Holdings Pty Ltd., Stock Warrants                               10/29/1996               $        0
    Australis Media Ltd., Stock Warrants                                        1/2/1997                        0
    Communications & Power Industries, Inc., Common Stock                     12/22/1995                  211,287
    Consolidated Hydro, Inc., Stock Warrants, Class B                         11/18/1997                1,370,006
    Consolidated Hydro, Inc., Stock Warrants, Class C                         11/18/1997                  691,659
    CS Wireless Systems, Inc., Common Stock                                   12/11/1996                   22,110
    Discovery Zone, Inc., Stock Warrants                                       3/12/1998                  838,524
    UNIFI Communications, Inc., Stock Warrants                                 8/13/1997                  123,449
    USN Communications, Inc., Stock Warrants                                  12/12/1997                      560

(f) At December 31, 1998, the aggregate cost of securities for federal tax purposes was $1,534,781,925 and the net unrealized depreciation of investments based on that cost was $138,943,799 which is comprised of $54,858,453 aggregate gross unrealized appreciation and $193,802,252 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.




LB SERIES FUND, INC.
Income Portfolio
Portfolio of Investments
December 31, 1998



   Principal                                                                                   Maturity
    Amount                                                                       Rate            Date                 Value
--------------                                                                 ---------     -------------        --------------
CORPORATE BONDS - 52.9% (a)
Aerospace - 1.4%
$    6,000,000     Lockheed Martin Corp., Notes                                  7.45%         6/15/2004          $    6,498,084
     3,500,000     Raytheon Co., Notes                                           6.45%         8/15/2002               3,604,493
     4,000,000     Raytheon Co., Notes                                           6.75%         8/15/2007               4,256,788
     1,500,000     United Defense Industries, Inc., Sr. Subordinated Notes       8.75%        11/15/2007               1,526,250
                                                                                                                ----------------
                                                                                                                      15,885,615
                                                                                                                ----------------

Airlines - 0.6%
     6,000,000     US Airways, Inc., P-T Certificates, Series 98-1A              6.85%         1/30/2018               6,081,810
                                                                                                                ----------------

Automotive - 2.2%
     6,000,000     Ford Motor Credit Co., Notes                                  6.13%         4/28/2003               6,105,696
     5,000,000     Ford Motor Credit Co., Notes                                 6.375%         10/6/2000               5,083,180
     9,000,000     Toyota Motor Credit Corp., Notes                             5.625%        11/13/2003               9,052,947
     3,000,000     Toyota Motor Credit Corp., Notes                               5.5%         9/17/2001               2,999,949
                                                                                                                ----------------
                                                                                                                      23,241,772
                                                                                                                ----------------

Bank & Finance - 11.8%
     3,000,000     Associates Corp. of North America, Sr. Notes                   6.5%         8/15/2002               3,100,233
     5,000,000     Associates Corp. of North America, Sr. Notes                 9.125%          4/1/2000               5,219,640
     5,500,000     Banc One Corp., Subordinated Debentures                        8.0%         4/29/2027               6,604,923
     2,000,000     Chase Manhattan Corp., Subordinated Notes                   10.375%         3/15/1999               2,018,038
     6,000,000     Chase Manhattan Corp., Subordinated Notes                    9.375%          7/1/2001               6,542,196
     5,000,000     Chemical New York Corp., Debentures                           9.75%         6/15/1999               5,085,860
    15,000,000     Equitable Life Assurance Society of the United States,
                   Surplus Notes                                                 6.95%         12/1/2005              15,887,505
     4,500,000     First Union Corp., Subordinated Notes                        6.875%         9/15/2005               4,784,508
     7,000,000     General Electric Capital Corp., Debentures                    8.75%         5/21/2007               8,512,854
     6,500,000     General Electric Capital Corp., Debentures                    8.85%          4/1/2005               7,659,724
     1,500,000     GS Escrow Corp., Sr. Notes                                    6.75%          8/1/2001               1,479,297
     6,000,000     Mellon Capital II, Capital Securities, Series B              7.995%         1/15/2027               6,688,686
     8,000,000     Metropolitan Life Insurance Co., Surplus Notes                 7.7%         11/1/2015               8,884,864
     4,000,000     NationsBank Corp., Sr. Notes                                 6.125%         7/15/2004               4,105,036
     8,000,000     New York Life Insurance Co., Surplus Notes                     6.4%        12/15/2003               8,245,928
     9,000,000     Prudential Insurance Co. of America, Capital Notes           6.875%         4/15/2003               9,326,223
     3,500,000     Prudential Insurance Co., Surplus Notes                        8.3%          7/1/2025               4,265,419
     4,000,000     Societe Generale Real Estate Investment Trust,
                   LIBOR Bonds, Series A                                         7.64%        12/29/2049               3,713,572
     6,000,000     Wachovia Corp., Subordinated Notes                           5.625%        12/15/2008               5,975,328
     6,000,000     Wells Fargo Capital, Capital Trust Preferred Securities       7.73%         12/1/2026               6,572,682
                                                                                                                ----------------
                                                                                                                     124,672,516
                                                                                                                ----------------

Broadcasting - 2.0%
       300,000     Clear Channel Communications, Convertible Sr. Notes          2.625%          4/1/2003                 321,375
     3,000,000     Clear Channel Communications, Sr. Notes                      6.625%         6/15/2008               3,045,828
     3,000,000     CSC Holdings, Inc., Sr. Notes                                 7.25%         7/15/2008               3,012,900
     6,000,000     Rogers Cablesystems, Ltd., Sr. Secured
                   Second Priority Notes                                        9.625%          8/1/2002               6,510,000
     3,000,000     TKR Cable I, Inc., Sr. Debentures                             10.5%        10/30/2007               3,266,388
     5,000,000     Westinghouse Electric Corp., Notes                           8.875%          6/1/2001               5,281,700
                                                                                                                ----------------
                                                                                                                      21,438,191
                                                                                                                ----------------

Chemicals - 0.6%
     6,000,000     Monsanto Company, Bonds                                        6.5%         12/1/2018               5,990,268
                                                                                                                ----------------

Computers & Office Equipment - 0.2%
     2,000,000     International Business Machines, Inc., Debentures              6.5%         1/15/2028               2,117,340
       850,000     Xerox Corp., Convertible Subordinated Notes                   0.57%         4/21/2018                 520,625
                                                                                                                ----------------
                                                                                                                       2,637,965
                                                                                                                ----------------

Conglomerates - 1.0%
     5,500,000     Dover Corp., Debentures                                       6.65%          6/1/2028               5,741,208
     5,000,000     TYCO International Group, SA, Notes                          5.875%         11/1/2004               4,976,435
                                                                                                                ----------------
                                                                                                                      10,717,643
                                                                                                                ----------------

Construction & Home Building - 0.3%
     3,000,000     American Standard Co., Inc., Notes                           7.375%         4/15/2005               3,037,791
                                                                                                                ----------------

Containers & Packaging - 0.4%
     4,000,000     Owens-Illinois, Inc., Sr. Notes                               7.85%         5/15/2004               4,186,636
                                                                                                                ----------------

Drugs & Health Care - 2.9%
     5,000,000     Allegiance Corp., Debentures                                   7.8%        10/15/2016               5,463,060
       700,000     Athena Neurosciences, Inc., Convertible Bonds                 4.75%        11/15/2004                 824,250
       900,000     Athena Neurosciences, Inc., Convertible Notes                 4.75%        11/15/2004               1,059,750
     5,000,000     Becton, Dickinson, & Co., Debentures                           6.7%          8/1/2028               5,284,455
     5,750,000     Bristol Myers Squibb Co., Debentures                          7.15%         6/15/2023               6,638,789
     5,000,000     McKesson Corp., Notes                                          6.3%          3/1/2005               5,087,130
     5,000,000     Merck & Co., Inc., Debentures                                  6.3%          1/1/2026               5,276,020
     1,250,000     Roche Holdings, Inc., Convertible Notes                   Zero Coupon       4/20/2010                 811,725
       600,000     Swiss Life Finance, Ltd., Convertible Notes
                   (Convertible to Glaxo Wellcome plc)                            2.0%         5/20/2003                 679,500
                                                                                                                ----------------
                                                                                                                      31,124,679
                                                                                                                ----------------

Electric Utilities - 7.1%
     2,000,000     AES Corp., Sr. Subordinated Notes                           10.25%          7/15/2006               2,170,000
     1,500,000     Calpine Corp., Sr. Notes                                    7.875%           4/1/2008               1,515,000
     6,000,000     Cleveland Electric Illumination Co., First Mortgage Bonds   7.625%           8/1/2002               6,260,322
     7,000,000     CMS Energy Corp., Sr. Unsecured Notes                       8.125%          5/15/2002               7,182,861
     6,500,000     Commonwealth Edison Co., Notes                              7.625%          1/15/2007               7,208,091
     7,000,000     Connecticut Light & Power Co., First Refunding
                   Mortgage Bonds, Series 97C                                   7.75%           6/1/2002               7,230,790
     5,000,000     Consolidated Edison Co. NY, Inc., Debentures                 6.45%          12/1/2007               5,381,195
     4,000,000     El Paso Electric Co., First Mortgage Bonds, Series D          8.9%           2/1/2006               4,570,000
     6,500,000     Empresa Electrica Pehuienche S.A., Notes                      7.3%           5/1/2003               6,077,526
     6,000,000     National Rural Utilities, Medium Term Notes                  5.75%          12/1/2008               6,017,268
     7,000,000     Niagara Mohawk Power Corp., Sr. Notes, Series C             7.125%           7/1/2001               7,143,759
     5,000,000     NRG Energy, Inc., Sr. Notes                                   7.5%          6/15/2007               5,275,540
     9,000,000     Texas Utilities Electric Co., Debentures                     7.17%           8/1/2007               9,762,966
                                                                                                                ----------------
                                                                                                                      75,795,318
                                                                                                                ----------------

Food & Beverage - 1.5%
     5,500,000     Archer Daniels Midland Co., Bonds                            6.75%         12/15/2027               5,916,845
     5,500,000     ConAgra, Inc., Sr. Notes                                      5.5%         10/15/2002               5,481,124
     4,000,000     Safeway, Inc., Notes                                        5.875%         11/15/2001               4,013,948
                                                                                                                ----------------
                                                                                                                      15,411,917
                                                                                                                ----------------

Hospital Management - 0.3%
     2,500,000     Tenet Healthcare Corp., Sr. Notes                           8.625%          12/1/2003               2,640,503
     1,000,000     Tenet Healthcare Corp., Sr. Notes                           7.875%          1/15/2003               1,012,500
                                                                                                                ----------------
                                                                                                                       3,653,003
                                                                                                                ----------------

Household Products - 1.0%
     3,500,000     Playtex Products Inc., Unsecured Sr. Notes, Series B        8.875%          7/15/2004               3,683,750
     5,000,000     Procter & Gamble, Guaranteed ESOP Debentures                 9.36%           1/1/2021               6,647,430
                                                                                                                ----------------
                                                                                                                      10,331,180
                                                                                                                ----------------

Leisure & Entertainment - 0.7%
     6,000,000     Time Warner, Inc., Debentures                               9.125%          1/15/2013               7,613,646
                                                                                                                ----------------

Media - 0.3%
     3,000,000     Chancellor Media Corp., Sr. Notes                             8.0%          11/1/2008               3,082,500
                                                                                                                ----------------

Oil Service - 0.1%
       450,000     Diamond Offshore Drilling, Inc., Convertible Subordinated    3.75%          2/15/2007                 419,063
       650,000     Swiss Life Finance, Ltd., Convertible Bonds (Convertible to
                   Notes Royal Dutch Petroleum Co.)                              2.0%          5/20/2005                 628,875
                                                                                                                ----------------
                                                                                                                       1,047,938
                                                                                                                ----------------

Oil & Gas - 2.4%
     2,000,000     Flores & Rucks, Inc., Sr. Subordinated Notes                 9.75%          10/1/2006               2,050,000
     3,500,000     Gulf Canada Resources, Ltd., Sr. Subordinated Debentures    9.625%           7/1/2005               3,508,750
     1,500,000     Gulf Canada Resources, Ltd., Sr. Notes                      8.375%         11/15/2005               1,485,000
     2,914,796     Mobil Oil Corp., ESOP Sinking Fund Debentures                9.17%          2/29/2000               2,982,976
     3,000,000     Newfield Exploration Co., Sr. Notes, Series B                7.45%         10/15/2007               2,950,146
     1,500,000     Ocean Energy, Inc., Sr. Subordinated Notes, Series B        8.375%           7/1/2008               1,402,500
     4,000,000     Oryx Energy Co., Notes                                      8.375%          7/15/2004               4,306,972
     2,000,000     Oryx Energy Co., Notes                                      8.125%         10/15/2005               2,149,900
     5,000,000     Triton Energy, Ltd., Sr. Notes                               8.75%          4/15/2002               4,475,000
                                                                                                                ----------------
                                                                                                                      25,311,244
                                                                                                                ----------------

Paper & Forest Products - 0.3%
     3,500,000     Willamette Industries, Inc., Notes                           6.45%           2/1/2005               3,567,897
                                                                                                                ----------------
Pollution Control - 1.2%
     2,500,000     Allied Waste, North America, Sr. Notes                      7.625%           1/1/2006               2,525,000
     5,000,000     USA Waste Services, Inc., Notes                               6.5%         12/15/2002               5,106,285
     3,000,000     USA Waste Services, Inc., Sr. Notes                           7.0%          10/1/2004               3,140,649
     1,300,000     Waste Management, Inc., Convertible Subordinated Notes        4.0%           2/1/2002               1,558,375
                                                                                                                ----------------
                                                                                                                      12,330,309
                                                                                                                ----------------

Publishing & Printing - 0.2%
     1,500,000     KIII Communications Corp., Sr. Notes                        10.25%           6/1/2004               1,582,500
     1,000,000     PRIMEDIA Inc., Sr. Notes                                    7.625%           4/1/2008                 985,000
                                                                                                                ----------------
                                                                                                                       2,567,500
                                                                                                                ----------------

Railroads - 1.7%
     5,500,000     Norfolk Southern Corp., Notes                               6.875%           5/1/2001               5,674,202
     5,000,000     Norfolk Southern Corp., Notes                                6.95%           5/1/2002               5,209,195
     7,000,000     Union Pacific Corp., Medium Term Notes, Series E             6.79%          11/9/2007               7,252,931
                                                                                                                ----------------
                                                                                                                      18,136,328
                                                                                                                ----------------

Retail - 4.9%
       700,000     Costco Companies, Inc., Convertible Subordinated Notes    Zero Coupon       8/19/2017                 582,750
       800,000     Costco Companies, Inc., Subordinated Notes                Zero Coupon       8/19/2017                 666,000
     9,000,000     Dayton Hudson Corp., Notes                                    6.4%          2/15/2003               9,282,258
     7,000,000     Dillards, Inc., Notes                                        6.43%           8/1/2004               7,079,233
     5,000,000     Federated Department Stores, Sr. Notes                        8.5%          6/15/2003               5,526,275
       200,000     Home Depot, Inc., Convertible Subordinated Notes             3.25%          10/1/2001                 528,000
     3,500,000     Nordstrom, Inc.                                              6.95%          3/15/2028               3,701,446
     8,000,000     Penney (J.C.) Co., Inc., Notes                               6.95%           4/1/2000               8,119,152
     1,200,000     Rite Aid Corp., Convertible Subordinated Notes               5.25%          9/15/2002               1,731,000
     4,000,000     Rite Aid Corp., Notes                                       6.125%         12/15/2008               4,044,020
    10,000,000     Sears Roebuck Acceptance Corp., Medium Term Notes,
                   Series II                                                    6.86%           7/3/2001              10,283,900
                                                                                                                ----------------
                                                                                                                      51,544,034
                                                                                                                ----------------

Retail - Food - 0.7%
     2,500,000     Fred Meyer, Inc., Notes                                     7.375%           3/1/2005               2,650,520
     4,000,000     Kroger Co. (The), Sr. Notes                                  8.15%          7/15/2006               4,525,788
                                                                                                                ----------------
                                                                                                                       7,176,308
                                                                                                                ----------------

Services - 1.3%
     2,000,000     ARAMARK Services, Inc., Notes                                 7.0%          7/15/2006               2,028,966
       500,000     Credit Suisse First Boston - NY, Convertible Medium
                   Term Notes (General Electric)                                2.25%           5/5/2003                 534,375
     1,000,000     CUC International, Inc., Convertible Subordinated Notes       3.0%          2/15/2002                 941,250
     6,000,000     Electronic Data Systems Corp., Notes                         6.85%          5/15/2000               6,125,124
     4,000,000     Service Corp. International, Notes                            6.0%         12/15/2005               3,993,160
                                                                                                                ----------------
                                                                                                                      13,622,875
                                                                                                                ----------------

Telephone & Telecommunications - 4.5%
     1,000,000     Bell Atlantic Financial Services Corp., Sr. Exchange Notes    5.75%          4/1/2003               1,035,000
    10,000,000     Bell South Telecommunications, Bonds                         6.375%          6/1/2028              10,510,490
     4,000,000     Cable & Wireless Communications Corp., Notes                 6.625%          3/6/2005               4,043,212
     5,000,000     GTE Corp., Debentures                                         6.36%         4/15/2006               5,265,100
     3,500,000     LCI International, Inc., Sr. Notes                            7.25%         6/15/2007               3,599,516
     4,500,000     Qwest Communications International, Inc., Sr. Notes            7.5%         11/1/2008               4,668,750
     6,000,000     U.S. West Capital Funding, Inc., Notes                        6.25%         7/15/2005               6,266,736
     5,000,000     WorldCom, Inc., Sr. Notes                                      6.4%         8/15/2005               5,189,195
     6,000,000     WorldCom, Inc., Sr. Notes                                     7.75%          4/1/2007               6,779,010
                                                                                                                ----------------
                                                                                                                      47,357,009
                                                                                                                ----------------

Textiles & Apparel - 0.8%
     9,000,000     Levi Strauss & Co., Notes                                      6.8%         11/1/2003               8,889,669
                                                                                                                ----------------
Transportation - 0.5%
     5,000,000     Federal Express Corp., Series 1998-1-A, Class B               6.72%         1/15/2022               5,241,925
                                                                                                                ----------------
Total Corporate Bonds (cost $543,355,269)                                                                            561,695,486
                                                                                                                ----------------
FOREIGN GOVERNMENT BONDS - 3.0% (a,b)
     3,000,000     British Columbia (Providence of), Unsubordinated Notes       5.375%        10/29/2008               2,991,210
     4,500,000     Korea Development Bank, Bonds                                7.375%         9/17/2004               4,107,780
     5,000,000     Korea Development Bank, Unsecured Bonds                      6.625%        11/21/2003               4,395,440
     4,000,000     Korea (Republic of), Bonds                                   8.875%         4/15/2008               4,114,660
     7,000,000     Ontario (Province of) Canada, Sr. Bonds                      7.375%         1/27/2003               7,596,603
     6,000,000     Ontario (Province of) Canada, Sr. Notes                        5.5%         10/1/2008               6,043,200
     2,500,000     Philippines (Republic of), Bonds                             8.875%         4/15/2008               2,509,375
                                                                                                                ----------------
Total Foreign Government Bonds (cost $29,911,348)                                                                     31,758,268
                                                                                                                ----------------

ASSET-BACKED SECURITIES - 10.9% (a)
    12,000,000     AESOP Funding II, L.L.C., Rental Car Notes, Series 1997-1,
                   Class A-2                                                      6.4%        10/20/2003              12,295,260
    11,000,000     Chase Manhattan Credit Card, Series 1996-4, Class A           6.73%         2/15/2002              11,071,665
     4,040,493     Chase Manhattan Grantor Trust, Series 1996-B-A                6.61%         9/15/2002               4,092,797
     6,000,000     Com-Ed Transitional Funding Trust, Series 1998-1-A6           5.63%         6/25/2009               6,041,970
     5,000,000     CS First Boston Mortgage Security Corp., 1996-2 Class A4      6.62%         9/25/2009               5,029,225
     5,000,000     CS First Boston Mortgage Security Corp., Series 1997-1-A3     6.91%         5/25/2007               5,005,625
    10,000,000     Discover Card Master Trust I, Series 1996-3A                  6.05%         8/18/2008              10,243,950
     5,000,000     Discover Card Master Trust I, Series 1998-7A                   5.6%         5/15/2006               5,010,725
    10,000,000     Proffitt's Credit Card Master Trust                            6.5%        12/15/2005              10,326,195
    12,000,000     Standard Credit Master Trust 1, Credit Card Participation
                   Certificates, Series 1995-9-A                                 6.55%         10/7/2007              12,589,621
    15,000,000     World Financial Network Credit Card Master Trust,
                   Series 1996-B                                                 6.95%         4/15/2006              15,845,060
    17,922,749     World Omni Auto Lease Trust                                    6.9%         6/25/2003              18,230,213
                                                                                                                ----------------
Total Asset-Backed Securities (cost $112,764,118)                                                                    115,782,306
                                                                                                                ----------------

MORTGAGE-BACKED SECURITIES - 6.2% (a)
    22,066,587     Federal Home Loan Mortgage Corp., Participation Certificates   6.0%          7/1/2013              22,183,981
    11,278,831     Federal Home Loan Mortgage Corp., Participation Certificates   6.0%          4/1/2011              11,345,827
     5,940,193     Federal Home Loan Mortgage Corp., Participation Certificates   6.0%          3/1/2011               5,975,477
    25,676,931     Government National Mortgage Association, Modified Pass
                   Through Certificates                                           6.5%         2/15/2027              25,969,905
                                                                                                                ----------------
Total Mortgage-Backed Securities (cost $63,170,861)                                                                   65,475,190
                                                                                                                ----------------

U.S. GOVERNMENT AGENCY - 4.0% (a)
     7,000,000     Federal Home Loan Mortgage Corp., Notes                      5.125%        10/15/2008               6,877,766
    10,000,000     Federal National Mortgage Association, Notes                  5.75%         4/15/2003              10,281,220
    24,000,000     Federal National Mortgage Association, Notes                  5.75%         2/15/2008              24,911,832
                                                                                                                ----------------
Total U.S. Government Agency (cost $41,115,971)                                                                       42,070,818
                                                                                                                ----------------

U.S. GOVERNMENT - 20.3% (a)
    14,000,000     U.S. Treasury Bonds                                            7.5%        11/15/2016              17,412,500
    70,000,000     U.S. Treasury Bonds                                          7.625%        11/15/2022              90,890,660
    32,000,000     U.S. Treasury Notes                                            7.0%         7/15/2006              36,450,016
    45,500,000     U.S. Treasury Notes                                          7.875%        11/15/2004              52,723,125(c)
    16,500,000     U.S. Treasury Notes                                           6.25%         2/15/2003              17,443,602
                                                                                                                ----------------
Total U.S. Government (cost $213,721,152)                                                                            214,919,903
                                                                                                                ----------------

    Shares
--------------

COMMON STOCKS - 0.1% (a)
         5,000     Federal National Mortgage Association, Common Stock                                                   370,000
         5,000     Simon Property Group, Inc., Common Stock                                                              142,500
         5,000     Spieker Properties, Inc., Common Stock                                                                173,125
                                                                                                                ----------------
Total Common Stocks (cost $617,879)                                                                                      685,625
                                                                                                                ----------------


PREFERRED STOCKS - 1.1% (a)
        10,000     CVS Corp., Convertible Preferred Stock                                                              1,001,875
        13,500     El Paso Energy Capital Trust I, Convertible Preferred Stock                                           646,313
        16,000     Estee Lauder Company, Convertible Preferred Stock                                                   1,240,000
        12,000     Houston Industries, Inc., Convertible Preferred Stock                                               1,276,500
        30,000     Lincoln National Corp., Convertible Preferred Stock                                                   706,875
        11,000     McKesson Financing Trust, Convertible Preferred Stock                                               1,178,375
        16,000     MediaOne Group, Inc., Convertible Premium Income Exchange Security                                  1,064,000
        20,000     Monsanto Company, Convertible Preferred Stock                                                         980,000
        11,000     National Australia Banks, Convertible Preferred Stock                                                 306,625
        27,000     Newell Financial Trust I., Convertible Preferred Stock                                              1,424,250
         3,000     Newell Financial Trust I., Convertible Preferred Stock                                                158,250
        70,000     Philadelphia Consolidated Holding, Convertible Preferred Stock                                        700,000
        12,500     Prologis Trust, Series B, Convertible Preferred Stock                                                 329,688
         5,000     Unocal Capital Trust, Convertible Preferred Stock                                                     244,369
                                                                                                                ----------------
Total Preferred Stocks (cost $9,551,534)                                                                              11,257,120
                                                                                                                ----------------
OPTIONS ON U.S. TREASURY BOND FUTURES - (d)
                   U.S. Treasury Bond Futures, 100 call option contracts,
                   exercise price of $132, expires February, 1999 (cost $90,123)                                          57,813
                                                                                                                ----------------






   Principal                                                                                    Maturity
    Amount                                                                       Rate             Date
--------------                                                                  ------        ------------
SHORT-TERM SECURITIES - 1.5% (a)
Commerical Paper
    16,400,000     Koch Industries, Inc. (at amortized cost)                    5.25%           1/4/1999              16,392,825
                                                                                                                ----------------
Total Investments (cost $1,030,691,080)                                                                           $1,060,095,354(e)
                                                                                                                ================

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Income Portfolio.

(b) Denominated in U.S. dollars.

(c) At December 31, 1998, U.S. Treasury Notes valued at $2,027,813 were held in escrow or pledged as initial margin deposit to cover open financial futures contracts and call options written as follows:





                                                                                                    Notional
                                 Number of                                         Market           Principal      Unrealized
Financial Futures Contracts      Contracts       Expiration      Position           Value             Amount          Loss
---------------------------      ---------       ----------      --------        -----------       -----------     ----------
U.S. Treasury Bond Futures          120          March 1999        Long          $15,333,750       $15,500,156      $166,406
Standard & Poors 500                 11          March 1999        Short           3,425,125         3,309,230       115,895




                                 Number of
Call Options                     Contracts       Price         Date              Value
---------------------------      ---------       -----      ---------        -----------
U.S. Treasury Bond Futures          400           $136      2/19/1999           $62,500

(d) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Income Portfolio.

(e) At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $1,031,007,559 and the net unrealized appreciation of investments based on that cost was $29,087,795 which is comprised of $32,042,854 aggregate gross unrealized appreciation and $2,955,059 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.




LB SERIES FUND, INC.
Money Market Portfolio
Portfolio of Investments
December 31, 1998


   Principal                                                                              Yield to     Maturity
    Amount                                                                                Maturity       Date           Value
--------------                                                                            --------    -----------   ------------

BANKER'S ACCEPTANCES - 0.5% (a)
$      220,000     Citibank, N. A.                                                         5.12%      3/25/1999     $    217,439
       129,276     Citibank, N. A.                                                         5.71%      1/15/1999          128,994
       210,975     Citibank, N. A.                                                         5.09%      4/30/1999          207,488
       500,000     Wachovia Bank, N.A.                                                     4.96%      4/14/1999          493,033
                                                                                                                    ------------

Total Banker's Acceptances                                                                                             1,046,954
                                                                                                                    ------------

BANK NOTES - 2.1% (a)
     4,000,000     Wachovia Bank, N.A.                                                     4.86%      4/26/1999        4,000,000
                                                                                                                    ------------

COMMERCIAL PAPER - 90.0% (a)
Banking-Foreign - 1.0%
     2,000,000     Glencore Finance (Bermuda), Ltd. (ABN AMRO, Direct Pay
                   Letter of Credit)                                                       5.68%      1/29/1999        1,991,211
                                                                                                                    ------------

Education - 15.1%
     1,000,000     Duke University                                                         4.97%      6/21/1999          977,008
     2,000,000     Duke University                                                         5.25%      1/27/1999        1,992,489
     5,000,000     Duke University                                                         5.27%       2/4/1999        4,975,256
     2,400,000     Harvard University                                                      5.25%       1/4/1999        2,398,950
     5,000,000     Harvard University                                                      6.01%       1/6/1999        4,995,833
     2,000,000     Leland H. Stanford Junior University                                    5.18%      2/22/1999        1,985,209
     2,500,000     Leland H. Stanford Junior University                                    5.07%      4/12/1999        2,465,351
     1,000,000     Leland H. Stanford Junior University                                    5.33%      1/28/1999          996,175
     1,000,000     Leland H. Stanford Junior University                                    4.97%       6/4/1999          979,253
     3,000,000     Yale University                                                         5.19%       4/9/1999        2,958,350
     1,500,000     Yale University                                                         5.13%       4/1/1999        1,481,063
     3,000,000     Yale University                                                         5.02%       5/7/1999        2,948,340
                                                                                                                    ------------
                                                                                                                      29,153,277
                                                                                                                    ------------

Electronics - 2.3%
     2,500,000     Seibe plc                                                               5.23%      2/16/1999        2,483,581
     2,000,000     Seibe plc                                                               5.03%       3/1/1999        1,983,808
                                                                                                                    ------------

                                                                                                                       4,467,389
                                                                                                                    ------------

Energy - 11.3%
     2,000,000     American Petrofina Holding Co. (Guaranteed Petrofina S.A.)              5.32%      3/18/1999        1,977,960
     1,000,000     American Petrofina Holding Co. (Guaranteed Petrofina S.A.)              5.17%      3/22/1999          988,756
     3,000,000     Chevron Transport Corp. (Guaranteed Chevron Corp.)                      5.00%      3/22/1999        2,967,333
     1,000,000     Chevron Transport Corp. (Guaranteed Chevron Corp.)                      5.04%      5/19/1999          981,063
     1,000,000     Chevron Transport Corp. (Guaranteed Chevron Corp.)                      5.11%       3/2/1999          991,600
     2,000,000     Chevron Transport Corp. (Guaranteed Chevron Corp.)                      5.34%      2/19/1999        1,985,790
     1,500,000     Chevron Transport Corp. (Guaranteed Chevron Corp.)                      5.02%      5/25/1999        1,470,600
     5,600,000     Koch Industries, Inc.                                                   5.25%       1/4/1999        5,597,550
       401,000     Mobil Australia Finance Co., Inc. (Guaranteed Mobil
                   Oil Corp.)                                                              5.71%       1/5/1999          400,746
     2,000,000     Petrofina (Delaware), Inc. (Guaranteed Petrofina S.A.)                  5.49%      1/13/1999        1,996,353
       100,000     Petrofina (Delaware), Inc. (Guaranteed Petrofina S.A.)                  5.87%       1/7/1999           99,903
     2,000,000     Petrofina (Delaware), Inc. (Guaranteed Petrofina S.A.)                  5.29%      3/12/1999        1,979,933
       400,000     Petrofina (Delaware), Inc. (Guaranteed Petrofina S.A.)                  5.86%       1/5/1999          399,740
                                                                                                                    ------------
                                                                                                                      21,837,327
                                                                                                                    ------------

Finance-Automotive - 5.0%
     1,000,000     Ford Motor Credit Co. of Puerto Rico, Inc.
                   (Guaranteed Ford Motor Credit Co.)                                      5.72%       1/8/1999          998,929
     1,000,000     Ford Motor Credit Co. of Puerto Rico, Inc.
                   (Guaranteed Ford Motor Credit Co.)                                      5.18%      1/15/1999          998,017
       850,000     Ford Motor Credit Co.                                                   5.53%       1/8/1999          849,058
     2,000,000     Ford Motor Credit Co.                                                   5.14%      1/27/1999        1,992,677
     1,000,000     Ford Motor Credit Co.                                                   5.42%      1/11/1999          998,503
       500,000     Ford Motor Credit Co.                                                   5.10%       5/3/1999          491,528
     2,000,000     Ford Motor Credit Co.                                                   5.23%      1/21/1999        1,994,289
     1,250,000     General Motors Acceptance Corp.                                         5.16%      4/23/1999        1,255,191
                                                                                                                    ------------
                                                                                                                       9,578,192
                                                                                                                    ------------

Finance-Commercial - 9.9%
     2,500,000     CIT Group, Inc.                                                         5.09%       3/1/1999        2,479,514
     1,500,000     CIT Group, Inc.                                                         5.10%       4/6/1999        1,480,129
     2,000,000     CIT Group, Inc.                                                         5.09%      3/24/1999        1,977,177
       400,000     General Electric Capital Corp.                                          5.35%      3/12/1999          395,940
     2,000,000     General Electric Credit Capital Services of Puerto Rico, Inc.
                   (Guaranteed General Electric Capital Corp.)                             5.62%      1/20/1999        1,994,205
     1,000,000     General Electric Credit Capital Services of Puerto Rico, Inc.
                   (Guaranteed General Electric Capital Corp.)                             5.35%      2/17/1999          993,172
     2,000,000     General Electric Credit Capital Services of Puerto Rico, Inc.
                   (Guaranteed General Electric Capital Corp.)                             5.16%      2/22/1999        1,985,411
     2,000,000     General Electric Credit Capital Services of Puerto Rico, Inc.
                   (Guaranteed General Electric Capital Corp.)                             5.48%      1/26/1999        1,992,542
     2,000,000     Norwest Financial, Inc.                                                 5.21%       3/5/1999        1,982,150
     2,000,000     Norwest Financial, Inc.                                                 5.16%      3/19/1999        1,978,183
     2,000,000     Norwest Financial, Inc.                                                 4.97%      3/17/1999        1,979,708
                                                                                                                    ------------
                                                                                                                      19,238,131
                                                                                                                    ------------

Finance-Consumer - 11.4%
     2,000,000     American General Finance Corp.                                          5.12%       3/3/1999        1,982,818
     1,500,000     Associates Corp. of North America                                       5.00%      3/19/1999        1,484,279
     1,000,000     Associates Corp. of North America                                       5.08%      2/12/1999          994,167
     2,000,000     Associates Financial Services Company of  Puerto Rico, Inc.
                   (Guaranteed Associates Corp. of North America)                          5.16%      3/22/1999        1,977,378
       750,000     Associates Financial Services Company of  Puerto Rico, Inc.
                   (Guaranteed Associates Corp. of North America)                          5.19%       3/9/1999          742,853
     2,000,000     Associates Financial Services Company of  Puerto Rico, Inc.
                   (Guaranteed Associates Corp. of North America)                          5.18%      3/29/1999        1,975,302
     2,500,000     Commercial Credit Co.                                                   5.22%      1/26/1999        2,491,024
     2,000,000     Commercial Credit Co.                                                   5.23%       2/9/1999        1,988,798
     2,000,000     Household Finance Corp.                                                 6.11%       1/8/1999        1,997,628
     4,000,000     Household Finance Corp.                                                 6.01%       1/7/1999        3,996,000
     2,500,000     Transamerica Finance Corp.                                              5.08%      4/14/1999        2,464,308
                                                                                                                    ------------
                                                                                                                      22,094,555
                                                                                                                    ------------

Finance-Structured - 11.1%
     2,500,000     Corporate Asset Funding Co.                                             5.33%       2/1/1999        2,488,676
     2,500,000     CXC, Inc.                                                               5.45%       2/8/1999        2,485,816
     3,000,000     CXC, Inc.                                                               5.36%       2/8/1999        2,983,217
     1,134,000     Delaware Funding Corp.                                                  5.27%       3/2/1999        1,124,172
     3,039,000     Delaware Funding Corp.                                                  5.68%      1/22/1999        3,028,984
     2,000,000     Edison Asset Securitization, L.L.C.                                     5.66%      1/22/1999        1,993,572
     1,000,000     Edison Asset Securitization, L.L.C.                                     5.29%      5/10/1999          981,510
     2,500,000     Edison Asset Securitization, L.L.C.                                     5.37%      3/16/1999        2,472,918
       384,000     Triple-A One Funding Corp.                                              5.44%      2/19/1999          381,183
       617,000     Triple-A One Funding Corp.                                              5.52%      1/21/1999          615,118
     1,020,000     Triple-A One Funding Corp.                                              5.57%      1/11/1999        1,018,430
     2,000,000     Triple-A One Funding Corp.                                              5.59%      1/19/1999        1,994,440
                                                                                                                    ------------
                                                                                                                      21,568,036
                                                                                                                    ------------

Financial Services - 1.3%
     2,000,000     American Express Credit Corp.                                           6.11%       1/8/1999        1,997,628
       500,000     American Express Credit Corp.                                           5.03%      5/24/1999          490,228
                                                                                                                    ------------
                                                                                                                       2,487,856
                                                                                                                    ------------

Food & Beverage - 1.2%
     2,400,000     Cargill, Inc.                                                           5.01%      5/20/1999        2,354,686
                                                                                                                    ------------

Insurance - 6.6%
     3,840,000     A.I. Credit Corp.                                                       5.25%       1/4/1999        3,838,320
     2,000,000     Prudential Funding Corp.                                                4.95%      2/25/1999        1,985,150
     3,000,000     USAA Capital Corp.                                                      4.89%      3/23/1999        2,967,668
     2,000,000     USAA Capital Corp.                                                      5.07%      3/31/1999        1,975,278
     2,000,000     USAA Capital Corp.                                                      5.21%      2/26/1999        1,984,040
                                                                                                                    ------------
                                                                                                                      12,750,456
                                                                                                                    ------------

Services - 4.0%
     1,500,000     Block Financial Corp.                                                   5.27%      2/26/1999        1,487,867
     1,000,000     Block Financial Corp.                                                   5.38%       1/8/1999          998,969
       191,000     Block Financial Corp.                                                   5.47%      2/12/1999          189,790
     1,500,000     Block Financial Corp.                                                   5.35%      2/19/1999        1,489,220
     2,500,000     Block Financial Corp.                                                   5.40%      1/22/1999        2,492,213
     1,000,000     Block Financial Corp.                                                   5.33%      1/28/1999          996,040
                                                                                                                    ------------
                                                                                                                       7,654,099
                                                                                                                    ------------

Telecommunications - 1.3%
     2,500,000     Motorola Credit Corp. (Guaranteed Motorola, Inc.)                       5.10%       3/8/1999        2,476,946
       100,000     Motorola, Inc.                                                          5.20%      2/25/1999           99,213
                                                                                                                    ------------
                                                                                                                       2,576,159
                                                                                                                    ------------

Transportation - 0.4%
       682,000     United Parcel Service of America, Inc.                                  5.23%      1/15/1999          680,634
                                                                                                                    ------------

U.S. Municipal - 8.1%
     2,500,000     California Pollution Control Finance Authority; Environmental
                   Improvement Revenue Bonds; Series 1996 (Guaranteed
                   Shell Oil Co.)                                                          5.35%      1/29/1999        2,500,000
     3,100,000     City of New York GO Bonds, Fiscal 1995, Series B
                   (Guaranteed FGIC, SPI)                                                  5.32%      2/19/1999        3,100,000
     1,000,000     City of Whiting, Indiana; Industrial Sewage & Solid Waste
                   Disposal; Series 1995 (Guaranteed Amoco Oil Co.)                        5.20%      1/12/1999        1,000,000
     1,900,000     City of Whiting, Indiana; Industrial Sewage & Solid Waste
                   Disposal; Series 1995 (Guaranteed Amoco Oil Co.)                        5.15%      3/10/1999        1,900,000
     4,020,000     Gulf Coast Waste Disposal Authority; Pollution Control Revenue
                   Bonds; Series 1995 (Guaranteed Amoco Oil Co.)                           5.25%      3/10/1999        4,020,000
     1,000,000     Gulf Coast Waste Disposal Authority; Pollution Control Revenue
                   Bonds; Series 1995 (Guaranteed Amoco Oil Co.)                           5.50%      1/14/1999        1,000,000
     2,200,000     Metrocrest Hospital Authority, Series 1989 (Bank of New York,
                   Direct Pay Letter of Credit)                                            5.36%       2/2/1999        2,189,666
                                                                                                                    ------------
                                                                                                                      15,709,666
                                                                                                                    ------------
Total Commercial Paper                                                                                               174,141,674
                                                                                                                    ------------

VARIABLE RATE NOTES - 5.8% (a,b)
     3,000,000     Abbey National Treasury Service plc                                     5.07%      1/20/1999        2,998,694
     2,000,000     Beneficial Corp.                                                        5.23%       2/1/1999        2,000,000
     2,000,000     Deutsche Bank, New York                                                 5.32%      1/16/1999        1,999,142
       300,000     Illinois Student Assistance Commission (Bank of America,
                   Illinois Direct Pay Letter of Credit)                                   5.52%       1/7/1999          300,000
     2,000,000     Illinois Student Assistance Commission (Bank of America,
                   Illinois Direct Pay Letter of Credit)                                   5.52%       1/7/1999        2,000,000
     2,000,000     Wachovia Bank, N.A.                                                     5.50%       1/4/1999        1,999,915
                                                                                                                    ------------
Total Variable Rate Notes                                                                                             11,297,751
                                                                                                                    ------------

U.S. GOVERNMENT AGENCY - 1.6% (a)
       300,000     Federal Farm Credit Bank                                                5.38%       2/8/1999          298,353
     2,000,000     Federal Home Loan Bank                                                  5.09%      4/13/1999        2,008,047
       363,000     Federal Home Loan Bank                                                  5.11%      4/16/1999          357,780
       414,000     Federal Home Loan Bank                                                  5.16%      4/23/1999          407,663
                                                                                                                    ------------
Total U.S. Government Agency                                                                                           3,071,843
                                                                                                                    ------------
Total Investments (at amortized cost)                                                                               $193,558,222(c)
                                                                                                                    ============

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Money Market Portfolio.

(b) Denotes variable rate obligations for which the current yield and the next scheduled interest reset date are shown.

(c) Also represents cost for federal income tax purposes.



The accompanying notes are an integral part of the financial statements.




LB SERIES FUND, INC.
OPPORTUNITY GROWTH PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
December 31, 1998

ASSETS:
Investments in securities, at value
(cost, $344,316,857)                                                   $371,691,082
Cash                                                                         76,526
Receivable for investment securities sold                                   648,122
Dividend and interest receivable                                             77,521
                                                                       ------------
Total assets                                                            372,493,251
                                                                       ------------

LIABILITIES:
Payable for investment securities purchased                                 297,818
                                                                       ------------
NET ASSETS                                                             $372,195,433
                                                                       ============

NET ASSETS CONSIST OF:
Paid-in capital (33,659,283 shares of capital
stock outstanding)                                                     $392,838,107
Accumulated net realized loss from sale
of investments                                                          (48,016,899)
Unrealized net appreciation of investments                               27,374,225
                                                                       ------------
NET ASSETS                                                             $372,195,433
                                                                       ============
Net asset value and public offering price per share
($372,195,433 divided by 33,659,283 shares of
capital stock outstanding)                                                   $11.06
                                                                             ======






Statement of Operations
Year Ended December 31, 1998

INVESTMENT INCOME:
Income --
Dividend income                                                        $  1,009,336
Interest income                                                           1,539,209
                                                                       ------------
Total income                                                              2,548,545
                                                                       ------------

Expenses --
Investment advisory fee                                                   1,453,614
                                                                       ------------
Net investment income                                                     1,094,931
                                                                       ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on investment transactions                            (45,123,705)
Net change in unrealized appreciation of investments                     30,584,366
                                                                       ------------
Net loss on investments                                                 (14,539,339)
                                                                       ------------
Net change in net assets resulting
from operations                                                        $(13,444,408)
                                                                       ============






Statement of Changes in Net Assets
Years ended December 31, 1998 and 1997
                                                                        1998               1997
                                                                    ------------       ------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                               $  1,094,931      $  2,117,275
Net realized gain (loss) on investments                              (45,123,705)        4,835,884
Net change in unrealized appreciation or depreciation
of investments                                                        30,584,366         1,130,770
                                                                    ------------      ------------
Net change in net assets resulting from operations                   (13,444,408)        8,083,929
                                                                    ------------      ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS--
Net investment income                                                 (1,020,790)       (2,117,275)
Net realized gain on investments                                      (4,105,350)               --
                                                                    ------------      ------------
Total distributions                                                   (5,126,140)       (2,117,275)
                                                                    ------------      ------------

CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                          29,992,364       144,261,099
Reinvested dividend distributions                                      5,126,140         2,117,275
Cost of shares redeemed                                              (35,816,306)       (7,432,544)
                                                                    ------------      ------------
Net change in net assets from capital stock transactions                (697,802)      138,945,830
                                                                    ------------      ------------
Net change in net assets                                             (19,268,350)      144,912,484

NET ASSETS:
Beginning of period                                                  391,463,783       246,551,299
                                                                    ------------      ------------
End of period                                                       $372,195,433      $391,463,783
                                                                    ============      ============

The accompanying notes are an integral part of the financial statements.






LB SERIES FUND, INC.
MID CAP GROWTH PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
December 31, 1998

ASSETS:
Investments in securities, at value
(cost, $86,101,089)                                                    $ 96,016,378
Cash                                                                          7,092
Receivable for investment securities sold                                 1,035,531
Dividend and interest receivable                                             37,969
                                                                       ------------
Total assets                                                             97,096,970
                                                                       ------------

LIABILITIES:
Open options written, at value
(premium received $24,658)                                                  26,800
Payable for investment securities purchased                              1,400,194
                                                                       ------------
Total liabilities                                                         1,426,994
                                                                       ------------

NET ASSETS                                                             $ 95,669,976
                                                                       ============
NET ASSETS CONSIST OF:
Paid-in capital (8,596,982 shares of capital
stock outstanding)                                                     $ 91,073,414
Accumulated net realized loss from sale
of investments                                                           (5,316,585)
Unrealized net appreciation of investments                                9,913,147
                                                                       ------------

NET ASSETS                                                             $ 95,669,976
                                                                       ============
Net asset value and public offering price per share
($95,669,976 divided by 8,596,982 shares of
capital stock outstanding)                                                   $11.13
                                                                             ======






Statement of Operations
For the period from January 30, 1998 (effective date) to December 31, 1998

INVESTMENT INCOME:
Income --
Dividend income                                                     $    270,002
Interest income                                                          242,711
                                                                    ------------
Total income                                                             512,713
                                                                    ------------

Expenses --
Investment advisory fee                                                  196,436
                                                                    ------------
Net investment income                                                    316,277
                                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on investment transactions                          (5,316,585)
Net change in unrealized appreciation of investments                   9,913,147
                                                                    ------------
Net gain on investments                                                4,596,562
                                                                    ------------
Net increase in net assets resulting
from operations                                                     $  4,912,839
                                                                    ============






Statement of Changes in Net Assets

                                                                         For the period from
                                                                           January 30, 1998
                                                                         (effective date) to
                                                                          December 31, 1998
                                                                         -------------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                                       $    316,277
Net realized loss on investments                                              (5,316,585)
Net change in unrealized appreciation of investments                           9,913,147
                                                                            ------------
Net increase in net assets resulting from operations                           4,912,839
                                                                            ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS--
Net investment income                                                           (316,277)
                                                                            ------------

CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                                  95,921,660
Reinvested dividend distributions                                                316,277
Cost of shares redeemed                                                       (5,164,523)
                                                                            ------------
Net increase in net assets from capital stock transactions                    91,073,414
                                                                            ------------
Net increase in net assets                                                    95,669,976
NET ASSETS:
Beginning of period                                                                   --
                                                                            ------------
End of period                                                               $ 95,669,976
                                                                            ============

The accompanying notes are an integral part of the financial statements.






LB SERIES FUND, INC.
WORLD GROWTH PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
December 31, 1998

ASSETS:
Investments in securities, at value
(cost, $310,959,260)                                                   $368,912,718
Cash (including foreign currency holdings
of $256,692)                                                                295,051
Dividend and interest receivable                                            552,471
                                                                       ------------
Total assets                                                            369,760,240
                                                                       ------------

LIABILITIES:
Payable for investment securities purchased                                  15,910
                                                                       ------------
NET ASSETS                                                             $369,744,330
                                                                       ============
NET ASSETS CONSIST OF:
Paid-in capital (29,187,004 shares of capital
stock outstanding)                                                     $319,059,583
Accumulated net realized loss from sale of
investments and foreign currency transactions                            (7,286,890)
Unrealized net appreciation of investments and
on translation of assets and liabilities in
foreign currencies                                                       57,971,637
                                                                       ------------
NET ASSETS                                                             $369,744,330
                                                                       ============
Net asset value and public offering price per share
($369,744,330 divided by 29,187,004 shares of
capital stock outstanding)                                                   $12.67
                                                                             ======





Statement of Operations
Year Ended December 31, 1998

INVESTMENT INCOME:
Income --
Dividend income (net of foreign taxes of $705,238)                     $  5,442,048
Interest income                                                             829,467
                                                                       ------------
Total income                                                              6,271,515
                                                                       ------------

Expenses --
Investment advisory fee                                                   2,820,070
                                                                       ------------
Net investment income                                                     3,451,445
                                                                       ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on investment transactions                             (2,217,176)
Net realized gain on foreign currency transactions                          166,038
                                                                       ------------
Net realized loss on investments and foreign
currency transactions                                                    (2,051,138)
                                                                       ------------
Net change in unrealized appreciation of investments                     47,600,258
Net change in unrealized appreciation on translation
of assets and liabilities in foreign currencies                             (18,039)
                                                                       ------------
Net change in unrealized appreciation of investments
and on translation of assets and liabilities in
foreign currencies                                                       47,582,219
                                                                       ------------
Net gain on investments and foreign currency                             45,531,081
                                                                       ------------
Net increase in net assets resulting
from operations                                                        $ 48,982,526
                                                                       ============






Statement of Changes in Net Assets
Years ended December 31, 1998 and 1997
                                                                        1998               1997
                                                                    ------------       ------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                               $  3,451,445      $  2,644,523
Net realized gain (loss) on investments
and foreign currency transactions                                     (2,051,138)          766,226
Net change in unrealized appreciation or depreciation
of investments and on translation of assets and liabilities
in foreign currencies                                                 47,582,219            47,641
                                                                    ------------      ------------
Net increase in net assets resulting from operations                  48,982,526         3,458,390
                                                                    ------------      ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS--
Net investment income                                                 (6,100,889)       (3,251,752)
Net realized gain on investments                                      (2,480,808)         (161,102)
                                                                    ------------      ------------
Total distributions                                                   (8,581,697)       (3,412,854)
                                                                    ------------      ------------

CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                          48,521,478       112,489,907
Reinvested dividend distributions                                      8,581,697         3,412,854
Cost of shares redeemed                                              (14,963,421)       (2,837,098)
                                                                    ------------      ------------
Net increase in net assets from capital stock transactions            42,139,754       113,065,663
                                                                    ------------      ------------
Net increase in net assets                                            82,540,583       113,111,199
NET ASSETS:
Beginning of period                                                  287,203,747       174,092,548
                                                                    ------------      ------------
End of period                                                       $369,744,330      $287,203,747
                                                                    ============      ============

The accompanying notes are an integral part of the financial statements.







LB SERIES FUND, INC.
GROWTH PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
December 31, 1998

ASSETS:
Investments in securities, at value
(cost, $2,694,971,924)                                               $3,315,788,098
Cash                                                                         83,914
Receivable for investment securities sold                                52,446,484
Dividend and interest receivable                                          1,998,749
                                                                     --------------
Total assets                                                          3,370,317,245
                                                                     --------------

LIABILITIES:
Open options written, at value (premium
received $134,098)                                                           97,819
Payable for investment securities purchased                              50,207,453
                                                                     --------------
Total liabilities                                                        50,305,272
                                                                     --------------
NET ASSETS                                                           $3,320,011,973
                                                                     ==============
NET ASSETS CONSIST OF:
Paid-in capital (141,237,909 shares of capital
stock outstanding)                                                   $2,382,025,846
Accumulated net realized gain from sale
of investments                                                          317,133,674
Unrealized net appreciation of investments                              620,852,453
                                                                     --------------
NET ASSETS                                                           $3,320,011,973
                                                                     ==============
Net asset value and public offering price per share
($3,320,011,973 divided by 141,237,909 shares
of capital stock interest outstanding)                                       $23.51
                                                                             ======






Statement of Operations
Year Ended December 31, 1998

INVESTMENT INCOME:
Income --
Dividend income                                                        $ 28,044,194
Interest income                                                           9,722,191
                                                                       ------------
Total income                                                             37,766,385
                                                                       ------------

Expenses --
Investment advisory fee                                                  11,282,299
                                                                       ------------
Net investment income                                                    26,484,086
                                                                       ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investment transactions                            324,341,135
Net realized gain on closed or expired option
contracts written                                                           983,678
                                                                       ------------
Net realized gain on investments                                        325,324,813
Net change in unrealized appreciation of investments                    361,224,415
                                                                       ------------
Net gain on investments                                                 686,549,228
                                                                       ------------
Net increase in net assets resulting
from operations                                                        $713,033,314
                                                                       ============






Statement of Changes in Net Assets
Years ended December 31, 1998 and 1997
                                                                        1998               1997
                                                                    ------------       ------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                             $   26,484,086    $   22,970,797
Net realized gain on investments                                     325,324,813       389,813,407
Net change in unrealized appreciation or depreciation
of investments                                                       361,224,415       118,290,444
                                                                  --------------    --------------
Net increase in net assets resulting from operations                 713,033,314       531,074,648
                                                                  --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS--
Net investment income                                                (26,297,317)      (22,970,797)
Net realized gain on investments                                    (382,615,151)     (239,942,399)
                                                                  --------------    --------------
Total distributions                                                 (408,912,468)     (262,913,196)
                                                                  --------------    --------------

CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                         271,027,313       268,095,815
Reinvested dividend distributions                                    408,912,468       262,913,195
Cost of shares redeemed                                              (90,186,334)      (31,613,719)
                                                                  --------------    --------------
Net increase in net assets from capital stock transactions           589,753,447       499,395,291
                                                                  --------------    --------------
Net increase in net assets                                           893,874,293       767,556,743

NET ASSETS:
Beginning of period                                                2,426,137,680     1,658,580,937
                                                                  --------------    --------------
End of period                                                     $3,320,011,973    $2,426,137,680
                                                                  ==============    ==============

The accompanying notes are an integral part of the financial statements.






LB SERIES FUND, INC.
HIGH YIELD PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
December 31, 1998

ASSETS:
Investments in securities, at value
(cost, $1,530,302,640)                                               $1,395,838,126
Cash                                                                      3,746,673
Receivable for investment securities sold                                 2,294,299
Interest and dividends receivable                                        29,120,796
                                                                     --------------
Total assets                                                          1,430,999,894
                                                                     --------------

LIABILITIES:
Payable for investment securities purchased                               3,683,292
                                                                       ------------
NET ASSETS                                                           $1,427,316,602
                                                                     ==============

NET ASSETS CONSIST OF:
Paid-in capital (155,872,541 shares of capital
stock outstanding)                                                   $1,571,726,626
Accumulated net realized loss from sale
of investments                                                           (9,945,509)
Unrealized net depreciation of investments                             (134,464,515)
                                                                     --------------
NET ASSETS                                                           $1,427,316,602
                                                                     ==============
Net asset value and public offering price per share
($1,427,316,602 divided by 155,872,541 shares of
capital stock outstanding)                                                    $9.16
                                                                              =====






Statement of Operations
Year Ended December 31, 1998

INVESTMENT INCOME:
Income --
Interest income                                                        $137,404,266
Dividend income                                                          12,645,845
                                                                       ------------
Total income                                                            150,050,111
                                                                       ------------

Expenses --
Investment advisory fee                                                   5,747,550
                                                                       ------------
Net investment income                                                   144,302,561
                                                                       ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on investment transactions                             (9,085,193)
Net change in unrealized depreciation of investments                   (162,813,026)
                                                                       ------------
Net loss on investments                                                (171,898,219)
                                                                       ------------
Net change in net assets resulting
from operations                                                        $(27,595,658)
                                                                       ============






Statement of Changes in Net Assets
Years ended December 31, 1998 and 1997
                                                                        1998               1997
                                                                    ------------       ------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                             $  144,302,561    $  113,336,033
Net realized gain (loss) on investment transactions                   (9,085,193)       26,147,702
Net change in unrealized appreciation or depreciation
of investments                                                      (162,813,026)       18,136,291
                                                                  --------------    --------------
Net change in net assets resulting from operations                   (27,595,658)      157,620,026
                                                                  --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS--
Net investment income                                               (145,155,458)     (112,483,136)
Net realized gain on investments                                     (19,837,525)               --
                                                                  --------------    --------------
Total distributions                                                 (164,992,983)     (112,483,136)
                                                                  --------------    --------------

CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                         161,947,132       180,112,872
Reinvested dividend distributions                                    164,992,983       112,483,136
Cost of shares redeemed                                              (51,597,568)      (19,906,718)
                                                                  --------------    --------------
Net increase in net assets from capital stock transactions           275,342,547       272,689,290
                                                                  --------------    --------------
Net increase in net assets                                            82,753,906       317,826,180

NET ASSETS:
Beginning of period                                                1,344,562,696     1,026,736,516
                                                                  --------------    --------------
End of period (including undistributed net investment
income of $0 and $852,897 respectively)                           $1,427,316,602    $1,344,562,696
                                                                  ==============    ==============

The accompanying notes are an integral part of the financial statements.






LB SERIES FUND, INC.
INCOME PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
December 31, 1998

ASSETS:
Investments in securities, at value
(cost, $1,030,691,080)                                               $1,060,095,354
Cash                                                                         36,666
Interest and dividends receivable                                        14,275,443
                                                                     --------------
Total assets                                                          1,074,407,463
                                                                     --------------

LIABILITIES:
Open options written, at value (premium
received $245,760)                                                           62,500
Payable for variation margin on open
futures contracts                                                            24,350
                                                                     --------------
Total liabilities                                                            86,850
                                                                     --------------
NET ASSETS                                                           $1,074,320,613
                                                                     ==============

NET ASSETS CONSIST OF:
Paid-in capital (105,218,103 shares of capital
stock outstanding)                                                   $1,050,122,368
Accumulated net realized loss from sale
of investments                                                           (5,106,988)
Unrealized net appreciation of investments                               29,305,233
                                                                     --------------
NET ASSETS                                                           $1,074,320,613
                                                                     ==============
Net asset value and public offering price per share
($1,074,320,613 divided by 105,218,103 shares of
capital stock outstanding)                                                   $10.21
                                                                             ======






Statement of Operations
Year Ended December 31, 1998

INVESTMENT INCOME:
Income --
Interest income                                                        $ 61,733,720
Dividend income                                                             665,673
                                                                       ------------
Total income                                                             62,399,393
                                                                       ------------

Expenses --
Investment advisory fee                                                   3,861,771
                                                                       ------------
Net investment income                                                    58,537,622
                                                                       ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investment transactions                             13,555,086
Net realized gain on closed or expired option
contracts written                                                           342,770
Net realized loss on closed futures contracts                              (524,904)
                                                                       ------------
Net realized gain on investments                                         13,372,952
Net change in unrealized appreciation of investments                     14,894,893
                                                                       ------------
Net gain on investments                                                  28,267,845
                                                                       ------------
Net increase in net assets resulting
from operations                                                        $ 86,805,467
                                                                       ============






Statement of Changes in Net Assets
Years ended December 31, 1998 and 1997
                                                                        1998               1997
                                                                    ------------       ------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                             $   58,537,622    $ 55,084,746
Net realized gain on investment transactions                          13,372,952       7,344,236
Net change in unrealized appreciation or depreciation
of investments                                                        14,894,893       7,183,565
                                                                  --------------    ------------
Net increase in net assets resulting from operations                  86,805,467      69,612,547
                                                                  --------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS--
Net investment income                                                (58,495,759)    (55,084,746)
                                                                  --------------    ------------

CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                         134,532,247      65,602,599
Reinvested dividend distributions                                     58,495,759      55,084,746
Cost of shares redeemed                                              (27,456,669)    (55,935,562)
                                                                  --------------    ------------
Net increase in net assets from capital stock transactions           165,571,337      64,751,783
                                                                  --------------    ------------
Net increase in net assets                                           193,881,045      79,279,584

NET ASSETS:
Beginning of period                                                  880,439,568     801,159,984
                                                                  --------------    ------------
End of period                                                     $1,074,320,613    $880,439,568
                                                                  ==============    ============

The accompanying notes are an integral part of the financial statements.






LB SERIES FUND, INC.
MONEY MARKET PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
December 31, 1998

ASSETS:
Investments in securities, at amortized cost
and value                                                              $193,558,222
Cash                                                                          8,863
Interest receivable                                                         241,620
                                                                       ------------
Total assets                                                            193,808,705
                                                                       ------------
NET ASSETS                                                             $193,808,705
                                                                       ============

NET ASSETS CONSIST OF:
Paid-in capital (193,808,705 shares of capital
stock outstanding)                                                     $193,808,705
                                                                       ============
Net asset value and public offering price per share
($193,808,705 divided by 193,808,705 shares of
capital stock outstanding)                                                    $1.00
                                                                              =====






Statement of Operations
Year Ended December 31, 1998

INVESTMENT INCOME:
Income --
Interest income                                                        $  7,991,172
                                                                       ------------
Expenses --
Investment advisory fee                                                     574,733
                                                                       ------------
Net investment income                                                  $  7,416,439
                                                                       ============






Statement of Changes in Net Assets
Years ended December 31, 1998 and 1997
                                                                        1998               1997
                                                                    ------------       ------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                               $  7,416,439      $  5,959,136
                                                                    ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS--
Net investment income                                                 (7,416,439)       (5,959,136)
                                                                    ------------      ------------

CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                         130,085,700        76,690,617
Reinvested dividend distributions                                      7,416,439         5,959,136
Cost of shares redeemed                                              (64,860,589)      (65,403,224)
                                                                    ------------      ------------
Net increase in net assets from capital stock transactions            72,641,550        17,246,529
                                                                    ------------      ------------
Net increase in net assets                                            72,641,550        17,246,529

NET ASSETS:
Beginning of period                                                  121,167,155       103,920,626
                                                                    ------------      ------------
End of period                                                       $193,808,705      $121,167,155
                                                                    ============      ============

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
Financial Highlights
For a share outstanding throughout each period (a)
                                                                            For the period from
                                                                              January 18, 1996
                                                                            (effective date) to
OPPORTUNITY GROWTH PORTFOLIO                       1998         1997         December 31, 1996
                                                 --------     --------      --------------------
Net asset value, beginning of period               $11.55       $11.50              $10.00
                                                 --------     --------            --------
Income From Investment Operations --
Net investment income                                0.03         0.06                0.02
Net realized and unrealized gain
(loss) on investments (b)                           (0.37)        0.05                1.90
                                                 --------     --------            --------
Total from investment operations                    (0.34)        0.11                1.92
                                                 --------     --------            --------
Less Distributions --
Dividends from net investment income                (0.03)       (0.06)              (0.02)
Distributions from net realized
gain on investments                                 (0.12)          --               (0.40)
                                                 --------     --------            --------
Total distributions                                 (0.15)       (0.06)              (0.42)
                                                 --------     --------            --------
Net asset value, end of period                     $11.06       $11.55              $11.50
                                                 ========     ========            ========
Total investment return at net asset value (c)     (2.99%)       0.93%              19.17%
Net assets, end of period ($ millions)             $372.2       $391.5              $246.6
Ratio of expenses to average net assets             0.40%        0.40%               0.40%(d)
Ratio of net investment income to
average net assets                                  0.30%        0.65%               0.27%(d)
Portfolio turnover rate                              134%         147%                155%







                                                 For the period from
                                                   January 18, 1996
                                                 (effective date) to
MID CAP GROWTH PORTFOLIO                          December 31, 1996
                                                 --------------------
Net asset value, beginning of period                     $10.00
                                                       --------
Income From Investment Operations --
Net investment income                                      0.04
Net realized and unrealized gain
on investments (b)                                         1.13
                                                       --------
Total from investment operations                           1.17
                                                       --------
Less Distributions --
Dividends from net investment income                      (0.04)
                                                       --------
Net asset value, end of period                           $11.13
                                                       ========
Total investment return at net asset value (c)           11.62%
Net assets, end of period ($ millions)                    $95.7
Ratio of expenses to average net assets                   0.40%(d)
Ratio of net investment income to
average net assets                                        0.64%(d)
Portfolio turnover rate                                    125%

See accompanying notes to the Financial Highlights.






LB SERIES FUND, INC.
Financial Highlights (continued)

                                                                            For the period from
                                                                              January 18, 1996
                                                                            (effective date) to
WORLD GROWTH PORTFOLIO                             1998         1997         December 31, 1996
                                                 --------     --------      --------------------
Net asset value, beginning of period               $11.12       $10.95              $10.00
                                                 --------     --------            --------
Income From Investment Operations --
Net investment income                                0.12         0.10                0.08
Net realized and unrealized gain
on investments (b)                                   1.74         0.21                0.96
                                                 --------     --------            --------
Total from investment operations                     1.86         0.31                1.04
                                                 --------     --------            --------
Less Distributions --
Dividends from net investment income                (0.21)       (0.13)              (0.09)
Distributions from net realized
gain on investments                                 (0.10)       (0.01)                 --
                                                 --------     --------            --------
Total distributions                                 (0.31)       (0.14)              (0.09)
                                                 --------     --------            --------
Net asset value, end of period                     $12.67       $11.12              $10.95
                                                 ========     ========            ========
Total investment return at net asset value (c)     16.75%        2.81%              10.41%
Net assets, end of period ($ millions)             $369.7       $287.2              $174.1
Ratio of expenses to average net assets             0.85%        0.85%               0.85%(d)
Ratio of net investment income to
average net assets                                  1.04%        1.08%               1.34%(d)
Portfolio turnover rate                               19%          19%                  9%






GROWTH PORTFOLIO                                      1998           1997         1996         1995         1994
                                                    --------       --------     --------     --------     --------
                                                                                                         <C >
Net asset value, beginning of period                  $21.58         $19.32       $18.27       $13.51       $14.76
                                                    --------       --------     --------     --------     --------
Income From Investment Operations --
Net investment income                                   0.19           0.21         0.24         0.24         0.20
Net realized and unrealized gain
(loss) on investments (b)                               5.28           4.97         3.43         4.76        (0.87)
                                                    --------       --------     --------     --------     --------
Total from investment operations                        5.47           5.18         3.67         5.00        (0.67)
                                                    --------       --------     --------     --------     --------
Less Distributions --
Dividends from net investment income                   (0.19)         (0.21)       (0.24)       (0.24)       (0.20)
Distributions from net realized
gain on investments                                    (3.35)         (2.71)       (2.38)          --        (0.38)
                                                    --------       --------     --------     --------     --------
Total distributions                                    (3.54)         (2.92)       (2.62)       (0.24)       (0.58)
                                                    --------       --------     --------     --------     --------
Net asset value, end of period                        $23.51         $21.58       $19.32       $18.27       $13.51
                                                    ========       ========     ========     ========     ========
Total investment return at net asset value (c)        28.38%         30.18%       22.44%       37.25%       (4.66%)
Net assets, end of period ($ millions)              $3,320.0       $2,426.1     $1,658.6     $1,173.1       $721.8
Ratio of expenses to average net assets                0.40%          0.40%        0.40%        0.40%        0.40%
Ratio of net investment income to
average net assets                                     0.94%          1.11%        1.41%        1.53%        1.52%
Portfolio turnover rate                                 152%           193%         223%         184%         135%

See accompanying notes to the Financial Highlights.






LB SERIES FUND, INC.
Financial Highlights (continued)

HIGH YIELD PORTFOLIO                                  1998           1997         1996         1995         1994
                                                    --------       --------     --------     --------     --------
                                                                                                         <C >
Net asset value, beginning of period                  $10.44         $10.06       $ 9.94       $ 9.18       $10.76
                                                    --------       --------     --------     --------     --------
Income From Investment Operations --
Net investment income                                   0.99           0.98         0.98         0.96         0.97
Net realized and unrealized gain
(loss) on investments (b)                              (1.12)          0.37         0.12         0.76        (1.40)
                                                    --------       --------     --------     --------     --------
Total from investment operations                       (0.13)          1.35         1.10         1.72        (0.43)
                                                    --------       --------     --------     --------     --------
Less Distributions --
Dividends from net investment income                   (1.00)         (0.97)       (0.98)       (0.96)       (0.97)
Distributions from net realized
gain on investments                                    (0.15)            --           --           --        (0.18)
                                                    --------       --------     --------     --------     --------
Total distributions                                    (1.15)         (0.97)       (0.98)       (0.96)       (1.15)
                                                    --------       --------     --------     --------     --------
Net asset value, end of period                        $ 9.16         $10.44       $10.06       $ 9.94       $ 9.18
                                                    ========       ========     ========     ========     ========
Total investment return at net asset value (c)        (1.50%)        14.10%       11.55%       19.62%       (4.38%)
Net assets, end of period ($ millions)              $1,427.3       $1,344.6     $1,026.7       $792.5       $595.6
Ratio of expenses to average net assets                0.40%          0.40%        0.40%        0.40%        0.40%
Ratio of net investment income to
average net assets                                    10.04%          9.58%        9.83%        9.94%        9.75%
Portfolio turnover rate                                  71%           105%         107%          67%          44%






INCOME PORTFOLIO                                      1998           1997         1996         1995         1994
                                                    --------       --------     --------     --------     --------
                                                                                                         <C >
Net asset value, beginning of period                  $ 9.92         $ 9.75       $10.08       $ 9.04       $10.36
                                                    --------       --------     --------     --------     --------
Income From Investment Operations --
Net investment income                                   0.61           0.65         0.63         0.65         0.64
Net realized and unrealized gain
(loss) on investments (b)                               0.29           0.17        (0.33)        1.04        (1.11)
                                                    --------       --------     --------     --------     --------
Total from investment operations                        0.90           0.82         0.30         1.69        (0.47)
                                                    --------       --------     --------     --------     --------
Less Distributions --
Dividends from net investment income                   (0.61)         (0.65)       (0.63)       (0.65)       (0.64)
Distributions from net realized
gain on investments                                       --             --           --           --        (0.21)
                                                    --------       --------     --------     --------     --------
Total distributions                                    (0.61)         (0.65)       (0.63)       (0.65)       (0.85)
                                                    --------       --------     --------     --------     --------
Net asset value, end of period                        $10.21         $ 9.92       $ 9.75       $10.08       $ 9.04
                                                    ========       ========     ========     ========     ========
Total investment return at net asset value (c)         9.37%          8.75%        3.21%       19.36%       (4.68%)
Net assets, end of period ($ millions)              $1,074.3         $880.4       $801.2       $762.1       $608.2
Ratio of expenses to average net assets                0.40%          0.40%        0.40%        0.40%        0.40%
Ratio of net investment income to
average net assets                                     6.06%          6.68%        6.54%        6.81%        6.78%
Portfolio turnover rate                                  86%           117%         150%         132%         139%

See accompanying notes to the Financial Highlights.






LB SERIES FUND, INC.
Financial Highlights (continued)

MONEY MARKET PORTFOLIO                                1998           1997         1996         1995         1994
                                                    --------       --------     --------     --------     --------
                                                                                                         <C >
Net asset value, beginning of period                  $ 1.00         $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                                    --------       --------     --------     --------     --------
Net investment income from investment operations        0.05           0.05         0.05         0.06         0.04
Less: Dividends from net investment income             (0.05)         (0.05)       (0.05)       (0.06)       (0.04)
                                                    --------       --------     --------     --------     --------
Net asset value, end of period                        $ 1.00         $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                                    ========       ========     ========     ========     ========
Total return (c)                                       5.32%          5.43%        5.20%        5.71%        4.00%
Net assets, end of period ($ millions)                $193.8         $121.2       $103.9        $66.1        $41.9
Ratio of expenses to average net assets                0.40%          0.40%        0.40%        0.40%        0.40%
Ratio of net investment income to
average net assets                                     5.16%          5.27%        5.07%        5.55%        4.03%

NOTES TO FINANCIAL HIGHLIGHTS:

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemption of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of a sales charge.

(d) Computed on an annualized basis.

The accompanying notes are an integral part of the financial statements.




LB SERIES FUND, INC.
Notes to Financial Statements
December 31, 1998

(1) ORGANIZATION

The LB Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund is divided into seven separate series (the "Portfolio(s)"), each with its own investment objective and policies. The seven Portfolios of the Fund are: Opportunity Growth Portfolio, Mid Cap Growth Portfolio, World Growth Portfolio, Growth Portfolio, High Yield Portfolio, Income Portfolio and Money Market Portfolio. The Mid Cap Growth Portfolio's registration was declared effective by the Securities and Exchange Commission and the Portfolio began operations as a series of the LB Series Fund, Inc. on January 30, 1998. The assets of each portfolio are segregated and each has a separate class of capital stock. The Fund serves as the investment vehicle to fund benefits for variable life insurance and variable annuity contracts issued by Lutheran Brotherhood (LB) and Lutheran Brotherhood Variable Insurance Products Company (LBVIP), an indirect wholly owned subsidiary of Lutheran Brotherhood.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investment Security Valuations

Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, based on quotes that are obtained from an independent pricing service approved by the Board of Directors. The pricing service, in determining values of securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. For all Portfolios other than the Money Market Portfolio, short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked price. Short-term securities held by the Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Portfolio follows procedures necessary to maintain a constant net asset value of $1.00 per share. All other securities for which market values are not readily available are appraised at fair value as determined in good faith by or under the direction of the Board of Directors.

Foreign Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities of the World Growth Portfolio that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Federal Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income on a timely basis. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. Each Fund is treated as a separate taxable entity for federal income tax purposes.

Securities Transactions and Investment Income

Securities transactions are accounted for on trade date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

Interest income is determined on the basis of interest or discount earned on any short-term securities and interest earned on all other debt securities, including amortization of discount or premium. Dividend income is recorded on the ex-dividend date. For payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

Distributions to Shareholders

Dividends from net investment income, if available, are declared and reinvested daily for the High Yield, Income and Money Market Portfolios, quarterly for the Growth Portfolio, and annually for the Opportunity Growth, Mid Cap Growth and World Growth Portfolios. With the exception of the Money Market Portfolio, net realized gains from securities transactions, if any, are distributed at least annually after the close of the Fund's fiscal year. Short-term gains and losses of the Money Market Portfolio are included in interest income and distributed daily. Dividends and capital gains are recorded on the ex-dividend date.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of distributions, the year in which amounts are distributed may differ from the year that the income or net realized gains were recorded by the Fund.

It is the policy of the Fund to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the statements of assets and liabilities. As a result of permanent book-to-tax differences for the year ended December 31, 1998, accumulated net realized gain or loss from the sale of investments was increased (decreased) by $74,141, ($2,649,444), $186,769, and $41,863, respectively, for the Opportunity Growth,World Growth, Growth, and Income Portfolios; undistributed net investment income was increased (decreased) by ($74,141) $2,649,444, ($186,769), and ($41,863),
respectively, for the Opportunity Growth, World Growth, Growth, and Income Portfolios. These reclassifications have no effect on net assets, net asset value per share, the change in net assets resulting from operations, or on the amount of income available for distribution to shareholders.

Options, Financial Futures and Forward Foreign
Currency Contracts

The Fund, with the exception of the Money Market Portfolio, may buy put and call options, write covered call options and buy and sell futures contracts. The Fund intends to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The World Growth Portfolio may also enter into options and futures contracts on foreign currencies and forward foreign currency contracts to protect against adverse foreign exchange rate fluctuation.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Upon entering into a futures contract, the Fund is required to deposit initial margin, either cash or securities in an amount equal to a certain percentage of the contract value. Subsequent variation margin payments are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund realizes a gain or loss when the contract is closed or expires.

Forward foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

Dollar Roll Transactions

The Income Portfolio enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Portfolio sells mortgage securities and simultaneously agrees to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolio forgoes principal and interest paid on the mortgage securities sold. The Portfolio is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Portfolio to "roll over" its purchase commitments. The Income Portfolio earned $251,680 from such fees for the year ended December 31, 1998.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets of the Fund are segregated on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

Accounting Estimates

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) INVESTMENT ADVISORY FEES AND
    OTHER EXPENSES

Investment Advisory Fees

Each Portfolio pays Lutheran Brotherhood, the Fund's investment advisor, a fee for its advisory services. The fees are accrued daily and paid monthly. The fees are based on the following annual rates of average daily net assets: Opportunity Growth, Mid Cap Growth, Growth, High Yield, Income and Money Market Portfolios, 0.40%; World Growth Portfolio, 0.85%.

Lutheran Brotherhood has entered into a sub-advisory agreement with Rowe Price - Fleming International, Inc. for the performance of various sub-advisory services for the World Growth Portfolio. For these services, Lutheran Brotherhood pays an annual sub-advisory fee equal to 0.50% of all the World Growth Portfolio's annual average daily net assets.

Effective April 30, 1998, Lutheran Brotherhood entered into a sub-advisory agreement with T. Rowe Price Associates, Inc. for the performance of various sub-advisory services for the Opportunity Growth Portfolio. For these services, Lutheran Brotherhood pays an annual sub-advisory fee equal to 0.30% of all the Opportunity Growth Portfolio's annual average daily net assets.

Other Expenses

All other expenses associated with operating the Fund are absorbed by LB and LBVIP pursuant to an Expense Reimbursement Agreement. The Expense Reimbursement Agreement can be terminated at any time by the mutual agreement of the Fund, LB and LBVIP, but the Fund, LB and LBVIP currently contemplate that the Expense Reimbursement Agreement will continue so long as the Fund remains in existence.

The Fund has adopted a director fee deferral plan which allows the independent directors of the Fund to defer the receipt of all or a portion of their director fees. Amounts that are deferred are invested in the Lutheran Brotherhood Family of Funds until distribution in accordance with the plan.

Certain officers and non-independent directors of the Fund are officers of Lutheran Brotherhood and officers or directors of LBVIP; however, they receive no compensation from the Fund.

(4) DISTRIBUTIONS FROM CAPITAL GAINS

During year ended December 31, 1998, distributions from net realized capital gains of $4,105,350, $2,480,808, $382,615,151 and $19,837,525
were paid by the Opportunity Growth, World Growth, Growth and High Yield Portfolios, respectively. These distributions relate to net capital gains realized during the year ended December 31, 1997.

(5) CAPITAL LOSS CARRYOVER

At December 31, 1998, the Opportunity Growth, Mid Cap Growth, World Growth, High Yield, and Income Portfolios had accumulated net realized capital loss carryovers expiring as follows:

   Expiration    Opportunity    Mid Cap        World
   Year            Growth       Growth         Growth
   ----------    -----------  ----------     ----------
   2006          $38,177,716  $4,231,061     $3,750,242
                 -----------  ----------     ----------
                 $38,177,716  $4,231,061     $3,750,242
                 ===========  ==========     ==========

   Expiration                 High Yield        Income
   Year                       Portfolio       Portfolio
   ----------                ----------      ----------
   2002                              --      $1,019,053
   2004                              --       3,667,020
   2006                      $4,536,501              --
                             ----------      ----------
                             $4,536,501      $4,686,073
                             ==========      ==========

To the extent these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers. Temporary timing differences of $9,839,182, $1,085,524, $3,536,647, $24,769,321, $5,409,008, and $420,914 existed between accumulated net realized capital gains or losses for financial statement and tax purposes as of December 31, 1998 for the Opportunity Growth, Mid Cap Growth, World Growth, Growth, High Yield, and Income Portfolios, respectively. These differences are due primarily to deferral of capital losses for tax purposes.

(6) INVESTMENT TRANSACTIONS

Purchases and Sales of Investment Securities

For the year ended December 31, 1998, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short term securities were as follows:

                                   In thousands
Portfolio                 Purchases            Sales
-------------------       ----------        ----------
Opportunity Growth        $  460,325        $  453,484
Mid Cap Growth               154,381            67,171
World Growth                  94,157            58,722
Growth                     4,176,107         3,998,513
High Yield                 1,227,574           976,039
Income                       487,142           408,171

Purchases and sales of U.S. Government securities were:

                                   In thousands
Portfolio                 Purchases            Sales
-------------------       ----------        ----------
Growth                      $ 17,844          $ 15,420
Income                       541,119           399,710

Investments in Restricted Securities

The High Yield Portfolio owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was $393,790 at December 31, 1998, which represented 0.03% of the net assets of the High Yield Portfolio.

Investments in High Yielding Securities

The High Yield Portfolio invests primarily in high yielding fixed income securities. The Income Portfolio may from time to time invest up to 25% of its total assets in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Investments in Options and Futures Contracts

The movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction which could result in additional losses to the Fund.

Foreign Denominated Investments

The World Growth Portfolio invests primarily in foreign denominated stocks. Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk, and market risk. The Portfolio may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Open Option Contracts

The number of contracts and premium amounts associated with call option contracts written during the year ended December 31, 1998 were as follows:


                                Mid Cap Growth Portfolio            Growth Portfolio                Income Portfolio
                               ----------------------------    ----------------------------    ----------------------------
                                Number of         Premium       Number of         Premium       Number of         Premium
                                Contracts         Amount        Contracts         Amount        Contracts         Amount
                               ------------    ------------    ------------    ------------    ------------    ------------
Balance at December 31, 1997             --         $    --              --      $       --              --      $       --
Opened                                   81          24,658          26,844       5,425,900           4,775       1,873,366
Closed                                   --                         (12,815)     (3,329,049)         (3,595)     (1,344,873)
Expired                                  --              --          (5,991)       (484,454)           (780)       (282,733)
Exercised                                --              --          (7,705)     (1,478,299)             --              --
                               ------------    ------------    ------------    ------------    ------------    ------------
Balance at December 31, 1998             81         $24,658             333      $  134,098             400      $  245,760
                               ============    ============    ============    ============    ============    ============




(7) CAPITAL STOCK

Authorized capital stock consists of two billion shares as follows:

                           Shares               Par
Portfolio                Authorized            Value
-------------------      -----------        ----------
Opportunity Growth       200,000,000          $ 0.01
Mid Cap Growth           200,000,000          $ 0.01
World Growth             200,000,000          $ 0.01
Growth                   400,000,000          $ 0.01
High Yield               200,000,000          $ 0.01
Income                   400,000,000          $ 0.01
Money Market             400,000,000          $ 0.01

The shares of each portfolio have equal rights and privileges with all shares of that portfolio. Shares in the Fund are currently sold only to separate accounts of Lutheran Brotherhood and LBVIP.

Transactions in capital stock were as follows:


                                 Opportunity     Mid Cap        World                        High                         Money
                                   Growth        Growth         Growth        Growth         Yield          Income        Market
                               ------------    ----------     ----------    -----------    -----------   -----------  -------------
Shares outstanding at
December 31, 1996                21,430,739            --     15,900,731     85,832,808    102,107,904    82,175,962    103,920,626
Shares sold                      12,916,456            --      9,868,979     13,519,744     17,651,288     6,711,456     76,690,617
Shares issued on
reinvestment of dividends
and distributions                   183,341            --        307,190     14,633,525     11,014,219     5,644,954      5,959,136
Shares redeemed                    (633,116)           --       (249,912)    (1,579,866)    (1,942,120)   (5,749,815)   (65,403,224)
                               ------------    ----------     ----------    -----------    -----------   -----------  -------------
Shares outstanding at
December 31, 1997                33,897,420            --     25,826,988    112,406,211    128,831,291    88,782,557    121,167,155
Shares sold                       2,767,211     9,154,232      3,959,733     12,852,681     15,926,615    13,351,834    130,085,700
Shares issued on
reinvestment of dividends
and distributions                   441,302        28,428        686,747     20,455,417     16,628,892     5,817,896      7,416,439
Shares redeemed                  (3,446,650)     (585,678)    (1,286,464)    (4,476,400)    (5,514,257)   (2,734,184)   (64,860,589)
                               ------------    ----------     ----------    -----------    -----------   -----------  -------------
Shares outstanding at
December 31, 1998                33,659,283     8,596,982     29,187,004    141,237,909    155,872,541   105,218,103    193,808,705
                               ============     =========     ==========    ===========    ===========   ===========  =============



LB SERIES FUND, INC.

OPPORTUNITY GROWTH PORTFOLIO
MID CAP GROWTH PORTFOLIO
WORLD GROWTH PORTFOLIO
GROWTH PORTFOLIO
HIGH YIELD PORTFOLIO
INCOME PORTFOLIO
MONEY MARKET PORTFOLIO

DIRECTORS

Rolf F. Bjelland
Herbert F. Eggerding, Jr.
Noel K. Estenson
Jodi L. Harpstead
Richard A. Hauser
Connie M. Levi
Bruce J. Nicholson
Ruth E. Randall

OFFICERS

Rolf F. Bjelland                  Brenda J. Pederson
Chairman and President            Vice President

Wade M. Voigt                     Richard B. Ruckdashel
Treasurer                         Vice President

Otis F. Hilbert                   John C. Bjork
Secretary and Vice President      Assistant Secretary

Randall L. Boushek                James M. Odland
Vice President                    Assistant Secretary

Frederick P. Johnson              Rand E. Mattsson
Vice President                    Assistant Treasurer

James R. Olson
Vice President

This report is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectuses.


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